UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-01545
Eaton Vance Special Investment Trust
(Exact Name of registrant as Specified in Charter)
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)
Maureen A. Gemma
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2008
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2008

EATON VANCE BALANCED FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Balanced Fund as of December 31 , 2008
MANAGEMENT ‘S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Arieh Coll
Portfolio Manager,
Capital Growth Portfolio

Duke E. Laflamme, CFA
Portfolio Manager, Investment
Grade Income Portfolio

Michael R. Mach, CFA
Portfolio Manager,
Large-Cap Value Portfolio
•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July 2008, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter of 2008 as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.

•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history.[1] By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent a reduction of expenses by the administrator of the Fund, the returns would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	During the year ended December 31, 2008, the Fund[2] outperformed the S&P 500 Index, primarily as a result of its fixed-income holdings, which fared significantly better than equities during one of the most volatile years in the stock market in decades. [1]

•	At December 31, 2008, the Fund invested approximately 28% of its net assets in Capital Growth Portfolio, which invests in a broadly diversified selection of seasoned securities representing a number of different industries. During the period, the Portfolio underperformed the Russell Mid-Cap Growth Index,[1] a broad-based, unmanaged market index of U.S. mid-cap growth stocks, primarily due to stock selection in the industrials and information technology sectors. In the industrials sector, electrical equipment stocks struggled, while in information technology, communications equipment and IT services holdings lagged. A manufacturer of solar power equipment detracted from performance due to a decline in the fall of 2008, when the global credit freeze caused its customers, many of which were large utility companies, to cancel orders. Also, a manufacturer of wireless “smart phones” had worse-than-expected earnings due to product delays, which caused its performance to falter. The stock came back impressively after the end of the year.
Eaton Vance Balanced Fund
Total Return Performance 12/31/07 — 12/31/08

Fund — Class A3	-30.27%
Fund — Class B3	-30.68
Fund — Class C3	-30.72
S&P 500 Index[1]	-36.99
Barclays Capital U.S. Aggregate Index[1]	5.24
Barclays Capital U.S. Government/Credit Index[1]	5.70
Lipper Mixed-Asset Target Allocation Growth Funds Average[1]	-29.85
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests its assets in three separate registered investment companies, Capital Growth Portfolio, Large-Cap Value Portfolio, and Investment Grade Income Portfolio.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

1

Eaton Vance Balanced Fund as of December 31 , 2008
MANAGEMENT ‘S DISCUSSION OF FUND PERFORMANCE
•	On the positive side, Portfolio investments in the energy and financials sectors benefited performance, with oil and gas stocks bolstering returns in the energy sector. Top performers included a uranium company and a natural gas company. The insurance and real estate industries contributed positively in the financials sector. A real estate investment trust paying a high dividend yield was also a top contributor to relative returns.

•	At December 31, 2008, the Fund invested approximately 33% of its net assets in Large-Cap Value Portfolio, which invests primarily in value stocks of large-cap companies. During the period, this Portfolio outperformed the Russell 1000 Value Index, a broad-based, unmanaged market index of 1000 U.S. value stocks, primarily due to selections in the financials and industrials sectors.[1] Insurance stocks outperformed in the financials sector, and aerospace & defense stocks bolstered the industrials sector. Two of the best performing stocks, on a relative basis, were a global insurance company and a global industrial conglomerate. Portfolio holdings in the computers & peripherals industry helped the information technology sector to contribute positively to the relative performance. Limiting performance for the Portfolio, versus the Russell 1000 Value Index were holdings in the energy, utilities and materials sectors.[1] Oil & gas stocks lagged in the energy sector, while electric and multi utilities were the most significant detracting industries in the utilities sector. The stock that detracted the most from relative returns was a global energy company, which was affected by the steep decline in oil prices and the reduced demand for energy. An energy services company was another significant detractor during the period. Portfolio holdings in the materials sector lagged primarily due to stocks in the metals & mining industry, which declined sharply during the period.

•	At December 31, 2008, the Fund invested approximately 39% of its net assets in Investment Grade Income Portfolio, which invests primarily in fixed-income securities.[2] During the Fund’s fiscal year, this Portfolio had positive total returns but underperformed the Barclays Capital U.S. Aggregate Index. The Portfolio underperformed primarily because of its exposure to preferred stocks, which had negative returns and are not included in the Index. In contrast, the Portfolio benefited from management’s active reduction of the Portfolio’s exposure to the financial sector during the sector’s extreme volatility in the fall of 2008.[1]

[1]	It is not possible to invest directly in an Index.

[2]	These securities may include preferred stocks, corporate bonds, U.S. Government securities, mortgage-backed securities and asset-backed securities.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Balanced Fund as of December 31 , 2008
PORTFOLIO COMPOSITION
Asset Allocation*
By Fund’s prorated share of each Portfolio’s total investments (net of cash collateral maintained pursuant to the securities lending agreement)
Fixed-Income Investments — Allocation*
By Fund’s prorated share of each Portfolio’s total investments
Equity Investments — Sector Weightings*
By Fund’s prorated share of each Portfolio’s total investments

*	Investments in Capital Growth Portfolio represented approximately 28% of the Fund’s net assets, while Large-Cap Value Portfolio represented approximately 33% of the Fund’s net assets and Investment Grade Income Portfolio represented approximately 39% of the Fund’s net assets as of 12/31/08. The Portfolios’ total investments are reduced by the Eaton Vance Cash Collateral Fund balance, which is maintained pursuant to the securities lending agreement.

3

Eaton Vance Balanced Fund as of December 31 , 2008

FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance, the Barclays Capital U.S. Aggregate Index, a broad-based, unmanaged index of investment-grade fixed income securities, and the Barclays Capital U.S. Government/Credit Index, a diversified, unmanaged index of corporate and U.S. government bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index, the Barclays Capital U.S. Aggregate Index and the Barclays Capital U.S. Government/Credit Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EVIFX	EMIFX	ECIFX

Average Annual Total Returns (at net asset value)
One Year	-30.27%	-30.68%	-30.72%
Five Years	1.72	0.98	0.96
Ten Years	1.16	0.40	0.38
Life of Fund	9.03	4.59	4.40
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-34.31%	-34.05%	-31.39%
Five Years	0.52	0.63	0.96
Ten Years	0.56	0.40	0.38
Life of Fund†	8.95	4.59	4.40

†	Inception Dates — Class A: 4/1/32; Class B: 11/2/93; Class C: 11/2/93
[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were included, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	1.20%	1.95%	1.95%
Net Expense Ratio	1.15	1.90	1.90

[2]	Source: Prospectus dated 5/1/08. Net expense ratio reflects a contractual expense reduction that cannot be terminated or decreased without the approval of the Trustees and Shareholders and is intended to continue indefinitely. Without this expense reduction, performance would have been lower.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent a reduction of expenses by the administrator, the returns would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 4/1/32. A $10,000 hypothetical investment on 12/31/98 at net asset value in Class B shares and Class C shares would have been valued at $10,403 and $10,385, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Absent a reduction of expenses by the administrator, the returns would have been lower.
Lipper Quintile Rankings3
By total return as of 12/31/08
EATON VANCE BALANCED FUND CLASS A
LIPPER MIXED-ASSET TARGET ALLOCATION GROWTH FUNDS CLASSIFICATION

Period	Quintile	Ranking
1 Year	3rd	371 of 689 funds
3 Years	1st	55 of 553 funds
5 Years	1st	40 of 443 funds
10 Years	2nd	96 of 247 funds

[3]	Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

4

Eaton Vance Balanced Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Balanced Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class A	$1,000.00	$707.40	$5.06
Class B	$1,000.00	$705.90	$8.28
Class C	$1,000.00	$705.50	$8.27

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$5.99
Class B	$1,000.00	$1,015.40	$9.78
Class C	$1,000.00	$1,015.40	$9.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% for Class A shares, 1.93% for Class B shares and 1.93% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Balanced Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in Capital Growth Portfolio, at value (identified cost, $68,610,059)	$65,202,992
Investment in Investment Grade Income Portfolio, at value (identified cost, $89,536,795)	90,855,336
Investment in Large-Cap Value Portfolio, at value (identified cost, $83,365,075)	78,537,204
Receivable for Fund shares sold	752,544

Total assets	$235,348,076

Liabilities

Payable for Fund shares redeemed	$721,481
Payable to affiliate for distribution and service fees	79,968
Payable to affiliate for administration fee	2,534
Payable to affiliate for Trustees’ fees	126
Accrued expenses	111,260

Total liabilities	$915,369

Net Assets	$234,432,707

Sources of Net Assets

Paid-in capital	$291,227,911
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(50,036,306)
Accumulated undistributed net investment income	157,499
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(6,916,397)

Total	$234,432,707

Class A Shares

Net Assets	$181,381,181
Shares Outstanding	33,874,623
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.35
Maximum Offering Price Per Share
(100 ÷ 94.25 of $5.35)	$5.68

Class B Shares

Net Assets	$20,126,632
Shares Outstanding	3,755,113
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$5.36

Class C Shares

Net Assets	$32,924,894
Shares Outstanding	6,127,230
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$5.37

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Interest allocated from Portfolios	$4,972,818
Dividends allocated from Portfolios (net of foreign taxes, $31,113)	3,238,723
Securities lending income allocated from Portfolios, net	583,016
Expenses allocated from Portfolios	(1,864,077)

Net investment income from Portfolios	$6,930,480

Expenses

Administration fee	$159,434
Trustees’ fees and expenses	1,155
Distribution and service fees
Class A	545,871
Class B	296,308
Class C	351,700
Transfer and dividend disbursing agent fees	304,777
Registration fees	54,611
Printing and postage	51,247
Legal and accounting services	39,141
Custodian fee	45,020
Miscellaneous	11,922

Total expenses	$1,861,186

Net investment income	$5,069,294

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(50,708,860)
Financial futures contracts	3,333
Swap contracts	44,925
Foreign currency transactions	18,635

Net realized loss	$(50,641,967)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(55,235,913)
Financial futures contracts	(417,038)
Swap contracts	(8,761)
Foreign currency	(2,026)

Net change in unrealized appreciation (depreciation)	$(55,663,738)

Net realized and unrealized loss	$(106,305,705)

Net decrease in net assets from operations	$(101,236,411)

See notes to financial statements

6

Eaton Vance Balanced Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$5,069,294	$3,736,166
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts and foreign currency transactions	(50,641,967)	21,029,115
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swap contracts and foreign currency	(55,663,738)	10,737,919

Net increase (decrease) in net assets from operations	$(101,236,411)	$35,503,200

Distributions to shareholders —
From net investment income
Class A	$(4,247,234)	$(3,683,475)
Class B	(349,987)	(376,364)
Class C	(410,228)	(220,755)
From net realized gain
Class A	(3,958,439)	(17,805,082)
Class B	(562,675)	(2,725,420)
Class C	(572,369)	(2,178,500)

Total distributions to shareholders	$(10,100,932)	$(26,989,596)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$103,230,670	$58,550,335
Class B	9,872,769	8,892,302
Class C	31,864,967	13,822,670
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,986,840	16,033,769
Class B	731,154	2,575,079
Class C	766,819	1,986,991
Cost of shares redeemed
Class A	(69,985,605)	(25,825,828)
Class B	(9,406,071)	(5,851,524)
Class C	(14,267,134)	(3,450,218)
Net asset value of shares exchanged
Class A	3,683,761	4,499,418
Class B	(3,683,761)	(4,499,418)

Net increase in net assets from Fund share transactions	$58,794,409	$66,733,576

Net increase (decrease) in net assets	$(52,542,934)	$75,247,180

	Year Ended	Year Ended
Net Assets	December 31, 2008	December 31, 2007

At beginning of year	$286,975,641	$211,728,461

At end of year	$234,432,707	$286,975,641

Accumulated undistributed net investment income included in net assets

At end of year	$157,499	$198,135

See notes to financial statements

7

Eaton Vance Balanced Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$7.960	$7.600	$6.900	$6.650	$6.040

Income (loss) from operations

Net investment income(1)	$0.135	$0.137	$0.123	$0.078	$0.070
Net realized and unrealized gain (loss)	(2.479)	1.067	0.866	0.274	0.623

Total income (loss) from operations	$(2.344)	$1.204	$0.989	$0.352	$0.693

Less distributions

From net investment income	$(0.133)	$(0.158)	$(0.117)	$(0.102)	$(0.083)
From net realized gain	(0.133)	(0.686)	(0.172)	—	—

Total distributions	$(0.266)	$(0.844)	$(0.289)	$(0.102)	$(0.083)

Net asset value — End of year	$5.350	$7.960	$7.600	$6.900	$6.650

Total Return(2)	(30.27)%	16.10%	14.47%	5.35%	11.57%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$181,381	$223,779	$163,835	$150,343	$155,088
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)(5)	1.14%	1.15%	1.18%	1.20%	1.21%
Net investment income(5)	1.96%	1.69%	1.69%	1.19%	1.13%
Portfolio Turnover of Capital Growth Portfolio	293%	175%	158%	222%	213%
Portfolio Turnover of Investment Grade Income Portfolio	70%	130%	93%	66%	71%
Portfolio Turnover of Large-Cap Value Portfolio	61%	35%	52%	72%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

8

Eaton Vance Balanced Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$7.960	$7.600	$6.900	$6.620	$6.000

Income (loss) from operations

Net investment income(1)	$0.083	$0.076	$0.067	$0.029	$0.023
Net realized and unrealized gain (loss)	(2.469)	1.068	0.867	0.265	0.622

Total income (loss) from operations	$(2.386)	$1.144	$0.934	$0.294	$0.645

Less distributions

From net investment income	$(0.081)	$(0.098)	$(0.062)	$(0.014)	$(0.025)
From net realized gain	(0.133)	(0.686)	(0.172)	—	—

Total distributions	$(0.214)	$(0.784)	$(0.234)	$(0.014)	$(0.025)

Net asset value — End of year	$5.360	$7.960	$7.600	$6.900	$6.620

Total Return(2)	(30.68)%	15.24%	13.60%	4.50%	10.63%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$20,127	$33,911	$31,414	$35,406	$39,336
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)(5)	1.90%	1.90%	1.93%	1.95%	1.96%
Net investment income(5)	1.19%	0.94%	0.92%	0.44%	0.37%
Portfolio Turnover of Capital Growth Portfolio	293%	175%	158%	222%	213%
Portfolio Turnover of Investment Grade Income Portfolio	70%	130%	93%	66%	71%
Portfolio Turnover of Large-Cap Value Portfolio	61%	35%	52%	72%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

9

Eaton Vance Balanced Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$7.980	$7.620	$6.910	$6.630	$6.020

Income (loss) from operations

Net investment income(1)	$0.084	$0.076	$0.069	$0.029	$0.024
Net realized and unrealized gain (loss)	(2.480)	1.068	0.875	0.266	0.613

Total income (loss) from operations	$(2.396)	$1.144	$0.944	$0.295	$0.637

Less distributions

From net investment income	$(0.081)	$(0.098)	$(0.062)	$(0.015)	$(0.027)
From net realized gain	(0.133)	(0.686)	(0.172)	—	—

Total distributions	$(0.214)	$(0.784)	$(0.234)	$(0.015)	$(0.027)

Net asset value — End of year	$5.370	$7.980	$7.620	$6.910	$6.630

Total Return(2)	(30.72)%	15.20%	13.73%	4.43%	10.66%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$32,925	$29,286	$16,480	$14,069	$13,211
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)(5)	1.90%	1.90%	1.93%	1.95%	1.96%
Net investment income(5)	1.23%	0.94%	0.95%	0.44%	0.38%
Portfolio Turnover of Capital Growth Portfolio	293%	175%	158%	222%	213%
Portfolio Turnover of Investment Grade Income Portfolio	70%	130%	93%	66%	71%
Portfolio Turnover of Large-Cap Value Portfolio	61%	35%	52%	72%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more of the Portfolios. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

10

Eaton Vance Balanced Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide current income and long-term capital growth. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three Portfolios managed by Eaton Vance Management (EVM) or its affiliates: Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio (86.0%, 63.6% and 0.8%, respectively, at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations obtained by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by pricing vendors. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using interest rate swap quotations provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counter-party, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity

11

Eaton Vance Balanced Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and EVM, respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service. At December 31, 2008, Cash Collateral Fund valued its investments based on available market quotations.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $32,729,335 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had net capital losses of $15,064,909 attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of

12

Eaton Vance Balanced Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$5,007,449	$12,394,147
Long-term capital gains	$5,093,483	$14,595,449

During the year ended December 31, 2008, accumulated net realized loss was decreased by $293,681, accumulated undistributed net investment income was decreased by $102,481, and paid-in capital was decreased by $191,200 due to differences between book and tax accounting, primarily for premium amortization, foreign currency gain (loss), distributions from real estate investment trusts, return of capital distributions from securities, swap contracts and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,228
Undistributed long-term capital gains	$248,369
Capital loss carryforward and post October losses	$(47,794,244)
Net unrealized depreciation	$(9,250,557)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization, futures contracts, swap contracts and partnership allocations.

3   Transactions with Affiliates

The Portfolios have engaged BMR, a subsidiary of EVM, to render investment advisory services. For the year ended December 31, 2008, the Fund’s allocated portion of the adviser fees paid by the Portfolios was 0.56% of the Fund’s average daily net assets and amounted to $1,580,724. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is calculated at an annual rate not exceeding 0.10% of the Fund’s average daily net assets. EVM has contractually agreed to reduce its administration fee to the extent the combined adviser and administration fees would otherwise exceed the amount of such fees under the fee schedules in place for the Fund and the Portfolios in which it invested as of October 15, 2007. Such contractual fee reduction cannot be terminated or decreased without Trustee and shareholder approval. For the year ended December 31, 2008, the administration fee was 0.06% of the Fund’s average daily net assets and amounted to $159,434. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $17,517 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $80,539 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $545,871 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the

13

Eaton Vance Balanced Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2008, the Fund paid or accrued to EVD $222,231 and $263,775 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $457,000 and $3,787,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholders accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges for EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $74,077 and $87,925 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $25,000, $66,000 and $32,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Capital Growth Portfolio	$37,524,673	$23,361,672
Investment Grade Income Portfolio	36,021,151	28,738,577
Large-Cap Value Portfolio	37,524,673	11,361,672

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	15,340,878	7,200,327
Issued to shareholders electing to receive payments of distributions in Fund shares	838,110	1,997,559
Redemptions	(10,957,713)	(3,188,588)
Exchange from Class B shares	527,614	559,235

Net increase	5,748,889	6,568,533

	Year Ended December 31,
Class B	2008	2007

Sales	1,386,053	1,095,323
Issued to shareholders electing to receive payments of distributions in Fund shares	100,166	320,621
Redemptions	(1,463,025)	(728,031)
Exchange to Class A shares	(527,478)	(559,285)

Net increase (decrease)	(504,284)	128,628

	Year Ended December 31,
Class C	2008	2007

Sales	4,537,335	1,685,853
Issued to shareholders electing to receive payments of distributions in Fund shares	105,280	246,694
Redemptions	(2,184,769)	(425,064)

Net increase	2,457,846	1,507,483

14

Eaton Vance Balanced Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2008 and 2007, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

15

Eaton Vance Balanced Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Balanced Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Balanced Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 27, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

16

Eaton Vance Balanced Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gain dividends.

Qualified Dividend Income. The Fund designates $1,995,115, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2008 ordinary income dividends, 43.78% qualifies for the corporate dividends received deduction.

Capital Gain Dividends. The Fund designates $5,093,483 as a capital gain dividend.

17

Eaton Vance Balanced Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	26,551,801	473,957
Thomas E. Faust Jr.	26,565,293	460,465
Allen R. Freedman	26,554,169	471,589
William H. Park	26,564,555	461,203
Ronald A. Pearlman	26,550,485	475,273
Helen Frame Peters	26,565,516	460,242
Heidi L. Steiger	26,553,454	472,304
Lynn A. Stout	26,555,138	470,620
Ralph F. Verni	26,550,903	474,855

Each nominee was also elected a Trustee of the following Portfolios in which the Fund invests: Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio.

18

Eaton Vance Balanced Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

19

Eaton Vance Balanced Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the Capital Growth Portfolio, the Large-Cap Value Portfolio and the Investment Grade Income Portfolio (the “Portfolios”), the portfolios in which the Eaton Vance Balanced Fund (the “Fund”) invests, each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. For the Investment Grade Income Portfolio, the Board noted the abilities and experience of such investment personnel in analyzing factors relevant to investing in investment grade bonds, including the Adviser’s in-house research capabilities. For the Capital Growth Portfolio and the Large-Cap Value Portfolio, the Board noted the Adviser’s in-house equity research capabilities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

20

Eaton Vance Balanced Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund as well as the performance for various time periods of the Portfolios. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at various asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

21

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust), Capital Growth Portfolio (CGP), Investment Grade Income Portfolio (IGIP) and Large-Cap Value Portfolio (LCVP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

22

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust and LCVP since 1998; of CGP and IGIP since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolios	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of CGP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director – Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust and President of IGIP	Vice President of the Trust since 2001 and President of IGIP since 2008(2)	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust and of IGIP	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust and of LCVP	Vice President of the Trust since 2006 and LCVP since 1999	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

23

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of CGP and LCVP	Vice President of the Trust since 2006 and of CGP and of LCVP since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolios since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell served as Assistant Treasurer of CGP and IGIP since 2000 and of LCVP since 1998. Prior to 2008, Mr. Laflamme served as Vice President of IGIP since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Capital Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 86.3%
Security	Shares	Value

Aerospace & Defense — 2.2%

BE Aerospace, Inc.(1)	154,000	$1,184,260
Goodrich Corp.	12,000	444,240

		$1,628,500

Airlines — 1.5%

AMR Corp.(1)	82,000	$874,940
UAL Corp.(2)	26,000	286,520

		$1,161,460

Beverages — 1.3%

Central European Distribution Corp.(1)	5,769	$113,649
Heckmann Corp.(1)(2)	154,000	870,100

		$983,749

Biotechnology — 2.9%

Biogen Idec, Inc.(1)	5,243	$249,724
Genzyme Corp.(1)	29,300	1,944,641

		$2,194,365

Capital Markets — 1.4%

Aberdeen Asset Management PLC	47,080	$82,116
MF Global, Ltd.(1)(2)	474,000	966,960

		$1,049,076

Chemicals — 7.9%

Innophos Holdings, Inc.	46,897	$929,030
Lubrizol Corp.	32,800	1,193,592
Monsanto Co.	7,340	516,369
NewMarket Corp.	27,000	942,570
Potash Corp. of Saskatchewan, Inc.	18,083	1,324,037
Syngenta AG	5,400	1,049,034

		$5,954,632

Commercial Banks — 2.3%

Wells Fargo & Co.	58,700	$1,730,476

		$1,730,476

Commercial Services & Supplies — 0.8%

Waste Management, Inc.	18,000	$596,520

		$596,520

Communications Equipment — 2.0%

Research In Motion, Ltd.(1)	38,000	$1,542,040

		$1,542,040

Construction & Engineering — 3.3%

Chicago Bridge & Iron Co. NV	42,000	$422,100
Granite Construction, Inc.(2)	29,900	1,313,507
Jacobs Engineering Group, Inc.(1)	15,163	729,340
Perini Corp.(1)	2,161	50,524

		$2,515,471

Consumer Finance — 2.6%

SLM Corp.(1)(2)	217,851	$1,938,874

		$1,938,874

Diversified Consumer Services — 2.2%

H&R Block, Inc.	72,800	$1,654,016

		$1,654,016

Diversified Financial Services — 1.9%

IntercontinentalExchange, Inc.(1)	17,500	$1,442,700

		$1,442,700

Energy Equipment & Services — 1.1%

Pride International, Inc.(1)	53,147	$849,289

		$849,289

Food & Staples Retailing — 0.6%

SUPERVALU, Inc.	29,000	$423,400

		$423,400

Food Products — 0.9%

Corn Products International, Inc.	24,000	$692,400

		$692,400

Health Care Equipment & Supplies — 2.4%

Kinetic Concepts, Inc.(1)	10,845	$208,007
Thoratec Corp.(1)	48,800	1,585,512

		$1,793,519

See notes to financial statements

1

Capital Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Providers & Services — 1.3%

Catalyst Health Solutions, Inc.(1)	15,000	$365,250
DaVita, Inc.(1)	11,900	589,883

		$955,133

Hotels, Restaurants & Leisure — 1.0%

Scientific Games Corp., Class A(1)	45,000	$789,300

		$789,300

Industrial Conglomerates — 0.7%

Textron, Inc.	40,000	$554,800

		$554,800

Insurance — 9.8%

Admiral Group PLC	26,000	$343,198
Allied World Assurance Holdings, Ltd., Bermuda	38,500	1,563,100
Fairfax Financial Holdings, Ltd.	1,500	470,115
Fidelity National Financial, Inc., Class A	141,200	2,506,300
First American Corp.	17,017	491,621
HCC Insurance Holdings, Inc.	21,000	561,750
MetLife, Inc.	43,300	1,509,438

		$7,445,522

Internet & Catalog Retail — 2.6%

Priceline.com, Inc.(1)(2)	26,500	$1,951,725

		$1,951,725

Internet Software & Services — 3.0%

Equinix, Inc.(1)(2)	40,300	$2,143,557
MercadoLibre, Inc.(1)	10,000	164,100

		$2,307,657

IT Services — 4.2%

Euronet Worldwide, Inc.(1)	91,000	$1,056,510
MasterCard, Inc., Class A	10,700	1,529,351
Satyam Computer Services, Ltd. ADR(2)	54,553	493,159
Wright Express Corp.(1)	5,600	70,560

		$3,149,580

Marine — 0.7%

Diana Shipping, Inc.	40,000	$510,400

		$510,400

Media — 3.2%

Central European Media Enterprises, Ltd., Class A(1)(2)	16,037	$348,324
Liberty Media Corp. – Entertainment(1)	96,000	1,678,080
Virgin Media, Inc.	82,000	409,180

		$2,435,584

Metals & Mining — 0.4%

Steel Dynamics, Inc.	30,000	$335,400

		$335,400

Multiline Retail — 1.0%

Big Lots, Inc.(1)(2)	50,430	$730,731

		$730,731

Oil, Gas & Consumable Fuels — 4.7%

Goodrich Petroleum Corp.(1)(2)	31,211	$934,769
Paladin Energy, Ltd.(1)	502,000	906,812
Petrohawk Energy Corp.(1)	69,462	1,085,691
Walter Industries, Inc.	35,000	612,850

		$3,540,122

Pharmaceuticals — 0.3%

Perrigo Co.	7,900	$255,249

		$255,249

Real Estate Investment Trusts (REITs) — 2.9%

Annaly Capital Management, Inc.	126,693	$2,010,618
Chimera Investment Corp.	45,455	156,820

		$2,167,438

Road & Rail — 0.2%

Werner Enterprises, Inc.	10,000	$173,400

		$173,400

Semiconductors & Semiconductor Equipment — 2.6%

Atheros Communications, Inc.(1)	20,300	$290,493
Cypress Semiconductor Corp.(1)	280,000	1,251,600
Tessera Technologies, Inc.(1)	38,000	451,440

		$1,993,533

See notes to financial statements

2

Capital Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Software — 1.4%

Check Point Software Technologies, Ltd.(1)	20,400	$387,396
Electronic Arts, Inc.(1)	43,000	689,720

		$1,077,116

Specialty Retail — 1.9%

Advance Auto Parts, Inc.	43,087	$1,449,878

		$1,449,878

Textiles, Apparel & Luxury Goods — 1.9%

Gildan Activewear, Inc.(1)(2)	122,300	$1,438,248

		$1,438,248

Transportation Infrastructure — 1.1%

Aegean Marine Petroleum Network, Inc.	51,000	$864,960

		$864,960

Water Utilities — 2.0%

Cia de Saneamento Basico do Estado de Sao Paulo ADR	62,234	$1,506,685

		$1,506,685

Wireless Telecommunication Services — 2.1%

Crown Castle International Corp.(1)	90,000	$1,582,200

		$1,582,200

Total Common Stocks
(identified cost $69,563,960)		$65,365,148

Investment Funds — 8.7%
Security	Shares	Value

Capital Markets — 8.7%

iShares Russell 2000 Index Fund	45,500	$2,241,785
iShares Russell Midcap Growth Index Fund	24,000	751,680
MidCap SPDR Trust, Series 1	22,500	2,186,100
SPDR Trust, Series 1	15,800	1,425,792

		$6,605,357

Total Investment Funds
(identified cost $6,296,421)		$6,605,357

Short-Term Investments — 18.9%
	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.75%(3)	$3,724	$3,724,299
Eaton Vance Cash Collateral Fund, LLC, 2.22%(3)(4)	10,584	10,583,544

Total Short-Term Investments
(identified cost $14,363,661)		$14,307,843

Total Investments — 113.9%
(identified cost $90,224,042)		$86,278,348

Other Assets, Less Liabilities — (13.9)%		$(10,497,953)

Net Assets — 100.0%		$75,780,395

Industry classifications included in the Portfolio of Investments are unaudited.

ADR - American Depository Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2008.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2008.

(4)	The investment in Cash Collateral Fund, LLC includes the value of invested cash collateral received for securities on loan at December 31, 2008. The related cost of the invested cash collateral, which represents the liability of the Portfolio to repay collateral amounts upon the return of loaned securities, is included in Other Assets, Less Liabilities. At December 31, 2008, the investment in Cash Collateral Fund, LLC also includes an allocation of the change in unrealized depreciation from security loans that were terminated with the counterparty, for which the repayment obligations were settled by the Portfolio using other available cash.

See notes to financial statements

3

Capital Growth Portfolio as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Unaffiliated investments, at value including $9,787,584 of securities on loan (identified cost, $75,860,381)	$71,970,505
Affiliated investments, at value (identified cost, $14,363,661)	14,307,843
Dividends and interest receivable	155,252
Interest receivable from affiliated investment	6,069
Securities lending income receivable	53,699

Total assets	$86,493,368

Liabilities

Collateral for securities loaned	$10,600,805
Payable to affiliate for investment adviser fee	33,997
Payable to affiliate for Trustees’ fees	1,118
Accrued expenses	77,053

Total liabilities	$10,712,973

Net Assets applicable to investors’ interest in Portfolio	$75,780,395

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$79,726,152
Net unrealized depreciation (computed on the basis of identified cost)	(3,945,757)

Total	$75,780,395

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $21,644)	$962,448
Interest	46
Securities lending income, net	592,944
Interest income allocated from affiliated investments	227,623
Expenses allocated from affiliated investment	(36,298)

Total investment income	$1,746,763

Expenses

Investment adviser fee	$700,954
Trustees’ fees and expenses	6,018
Custodian fee	107,129
Legal and accounting services	66,708
Miscellaneous	6,489

Total expenses	$887,298

Net investment income	$859,465

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(41,897,182)
Investment transactions allocated from affiliated investment	(122,902)
Foreign currency transactions	20,293

Net realized loss	$(41,999,791)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(34,017,150)
Foreign currency	(37)

Net change in unrealized appreciation (depreciation)	$(34,017,187)

Net realized and unrealized loss	$(76,016,978)

Net decrease in net assets from operations	$(75,157,513)

See notes to financial statements

4

Capital Growth Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$859,465	$971,807
Net realized gain (loss) from investment and foreign currency transactions	(41,999,791)	24,567,250
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(34,017,187)	4,725,370

Net increase (decrease) in net assets from operations	$(75,157,513)	$30,264,427

Capital transactions —
Contributions	$40,987,139	$25,178,268
Withdrawals	(27,445,848)	(23,327,100)

Net increase in net assets from capital transactions	$13,541,291	$1,851,168

Net increase (decrease) in net assets	$(61,616,222)	$32,115,595

Net Assets

At beginning of year	$137,396,617	$105,281,022

At end of year	$75,780,395	$137,396,617

See notes to financial statements

5

Capital Growth Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2008	2007	2006		2005		2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.79%	0.76%	0.76	%(2)	0.75	%(2)	0.77	%(2)
Net investment income (loss)	0.73%	0.84%	0.80%		0.24%		(0.08)%
Portfolio Turnover	293%	175%	158%		222%		213%

Total Return	(50.32)%	31.07%	19.52%		3.32%		14.79	%(3)

Net assets, end of year (000’s omitted)	$75,780	$137,397	$105,281		$113,076		$102,319

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2006 and 2004 and equal to 0.01% of average daily net assets for the year ended December 31, 2005).

(3)	The net realized gain on disposal of investments purchased which did not meet the Portfolio’s investment guidelines had no effect on total return.

See notes to financial statements

6

Capital Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Capital Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek growth of capital. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2008, Eaton Vance Balanced Fund held an 86.0% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service. At December 31, 2008, Cash Collateral Fund valued its investments based on available market quotations.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income,

7

Capital Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to and including $170 million and 0.50% of average daily net assets over $170 million and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the year ended December 31, 2008, the Portfolio’s adviser fee totaled $735,373 of which $34,419 was allocated from Cash Management and $700,954 was paid or accrued directly by the Portfolio. For the year ended December 31, 2008, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.625% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $347,176,490 and $329,812,296, respectively, for the year ended December 31, 2008.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2008, as

8

Capital Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

determined on a federal tax income tax basis, were as follows:

Aggregate cost	$94,060,187

Gross unrealized appreciation	$2,086,707
Gross unrealized depreciation	(9,868,546)

Net unrealized depreciation	$(7,781,839)

The net unrealized depreciation on foreign currency transactions at December 31, 2008 on a federal income tax basis was $63.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $272,146 for the year ended December 31, 2008. At December 31, 2008, the value of the securities loaned and the value of the collateral received amounted to $9,787,584 and $10,600,805, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$70,496,158
Level 2	Other Significant Observable Inputs	15,782,190
Level 3	Significant Unobservable Inputs	—

Total		$86,278,348

The Portfolio held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

9

Investment Adviser of
Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Balanced Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Balanced Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

162-2/09	BALSRC

Eaton Vance
Investment Managers

Annual Report December 31, 2008

EATON VANCE CAPITAL & INCOME STRATEGIES FUND

2840-x-xx_CISSRC

Eaton Vance Investment Managers Annual Report December 31,2008 EATON VANCE CAPITAL & INCOME STRATEGIES FUND
A n n u a l R e p o r t D e c e m b e r 3 1 , 2 0 0 8

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008.
M A N A G E M E N T’S  D I S C U S S I O N  O F  F U N D  P E R F O R M A N C E
Economic and Market Conditions
Michael R. Mach, CFA
Co-Portfolio Manager
Judith A. Saryan, CFA
Co-Portfolio Manager
Michael W. Weilheimer, CFA
Co-Portfolio Manager
•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.

•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history. By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the returns would be lower. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
•	The high-yield bond market suffered large losses during the year, reflecting the breakdown of the credit markets. As the dimensions of the global credit crisis became increasingly apparent during the period, the market suffered a dramatic sell-off. Forced liquidation of bank loans by hedge funds and structured investment vehicles accelerated the process of deleveraging across the credit markets. The selling pressure was such that liquidity was sharply lower for higher- quality bonds, and all but disappeared for lower- quality bonds. The market decline was most severe in October 2008 but continued into the middle of December, when high-yield spreads peaked at over 2100 basis points (21%) — twice the all-time historical level.
Management Discussion
•	The Fund[1] outperformed two of its benchmarks for the year ended December 31, 2008 — the Russell 1000 Value Index and the S&P 500 Index — while trailing the Merrill Lynch U.S. High Yield Index.[2] The Fund also underperformed its Lipper Mixed-Asset Target Allocation Growth Funds peer group average.[2] The Fund’s performance is a function of the performance

Eaton Vance Capital & Income Strategies Fund
Total Return Performance 12/31/07 – 12/31/08

Class A3	-34.24%
Class C3	-34.72
Class I3	-34.07
Russell 1000 Value Index[2]	-36.85
S&P500 Index[2]	-36.99
Merrill Lynch U.S. High Yield Index[2]	-26.39
Lipper Mixed-Asset Target Allocation Growth Funds Average[2]	-29.85
See page 3 for more performance information.

[1]	The Fund allocates its assets among common stocks and fixed-income securities, with its equity holdings further diversified among growth and value-oriented stocks. This allocation is achieved through the Fund’s investments in two equity Portfolios — Large-Cap Value Portfolio and Dividend Builder Portfolio — and a fixed-income Portfolio, Boston Income Portfolio.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

1

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008
M A N A G E M E N T’S  D I S C U S S I O N  O F  F U N D  P E R F O R M A N C E
of the underlying Portfolios in which it invests and the approximately equal allocation among these Portfolios. The Fund outperformed its equity benchmarks primarily because of its holdings of high-yield bonds, which generally performed better than equities during the difficult market conditions in 2008.
•	Large-Cap Value Portfolio outperformed its benchmark, the Russell 1000 Value Index (the “Index”), for the year. Moreover, Large-Cap Value Portfolio outperformed the Index in six out of 10 economic sectors, a result of stock selection and favorable sector allocations. Large-Cap Value Portfolio’s holdings in the financials and industrials sectors outperformed similar holdings in the Index, with insurance stocks leading the way for financials and aerospace & defense stocks outperforming in the industrials sector. In addition, outperformance in the computers & peripherals industry helped the information technology sector to contribute positively to the Portfolio’s relative returns. Limiting performance for the Portfolio, versus the Index, were holdings in the energy, utilities and materials sectors. Oil & gas stocks lagged in the energy sector, while electric and multi-utilities were the most significant detracting industries in the utilities sector. The materials sector detracted primarily because the Portfolio was overweighted, relative to the Index, in metals & mining stocks, which declined sharply during the period.[1]

•	Dividend Builder Portfolio underperformed its benchmark, the Russell 1000 Value Index, primarily due to Portfolio holdings in the utilities, energy and health care sectors. In the utilities sector, Portfolio selections in the electric utilities and multi-utilities industries underperformed, while in the energy sector, oil and gas stocks lagged. Pharmaceuticals selections detracted from performance in the health care sector. In contrast, positive contributions to the Portfolio’s relative returns occurred in the financials sector, which was down sharply during the period. As a result, the Portfolio’s significant underweight to this sector was beneficial. In addition, the performance of selections in the insurance and mortgage finance industries were negative but outperformed similar holdings in the Index. Among industrials stocks, aerospace and defense holdings outperformed, while hotels, restaurants & leisure and media holdings outperformed within the consumer discretionary sector.[1]

•	The performance of Boston Income Portfolio was hurt by an underweight to the automotive sector, which rallied strongly during December 2008 on hopes of a government bailout. This underexposure had helped the Portfolio for most of the year when the sector underperformed, but the sector’s December rally erased that benefit. The Portfolio was also hurt by an overweight to the retail and gaming industries, which performed poorly as the economy struggled, and by its overweight in B-rated bonds and underweight in BB-rated issues, as B-rated bonds lagged and BB-rated outperformed during the period. In contrast, Portfolio holdings in the healthcare sector helped, as this industry offered some modest degree of insulation from the market in large part because health care products tend to be non-discretionary consumer purchases. The consumer staples sector, which is characteristically less vulnerable to the vagaries of the economy, also helped relative performance, as did securities selection in the food and beverages and utilities industries, as these bonds suffered less dramatic losses than more economically sensitive areas.

[1]	It is not possible to invest directly in an Index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008
F U N D  P E R F O R MA N C E
The line graph and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of value stocks, the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used to measure the performance of the U.S. stock market, and the Merrill Lynch U.S. High Yield Index, an unmanaged index of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 1000 Value Index, the S&P 500 Index and the Merrill Lynch U.S. High Yield Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class C	Class I
Share Class Symbol	EACIX	ECCIX	EICIX

Average Annual Total Returns (at net asset value)

One Year	-34.24%	-34.72%	-34.07%
Life of Fund†	-14.67	-15.24	-14.46

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-38.02%	-35.35%	-34.07%
Life of Fund†	-17.15	-15.24	-14.46

†	Inception dates: Class A: 12/29/06; Class C: 12/29/06; Class I: 12/29/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC during the first year. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	5.37%	6.12%	5.12%
Net Expense Ratio	1.30	2.05	1.05

[2]	Source: Prospectus dated 5/1/08. Net Expense Ratio reflects a contractual expense limitation that continues through 4/30/09. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.
Fund Composition
Portfolio Allocations3
By net assets

[3]	As a percentage of the Fund’s net assets as of 12/31/08. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-262-1122 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

*	Sources: Lipper, Inc. Class A, Class C and Class I of the Fund commenced operations on 12/29/06.

A $10,000 hypothetical investment at net asset value in Class C shares and Class I shares on 12/31/06 would have been valued at $7,175 and $7,308, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Capital & Income Strategies Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class A	$1,000.00	$688.80	$5.48	**
Class C	$1,000.00	$686.40	$8.65	**
Class I	$1,000.00	$689.70	$4.29	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.70	$6.55	**
Class C	$1,000.00	$1,014.90	$10.33	**
Class I	$1,000.00	$1,020.10	$5.13	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29% for Class A shares, 2.04% for Class C shares and 1.01% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of expenses to the administrator, expenses would have been higher.

4

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in Dividend Builder Portfolio, at value (identified cost, $5,540,275)	$4,931,351
Investment in Boston Income Portfolio, at value (identified cost, $6,442,347)	4,567,704
Investment in Large-Cap Value Portfolio, at value (identified cost, $5,798,048)	4,808,241
Receivable for Fund shares sold	127,394
Receivable from the administrator	20,971

Total assets	$14,455,661

Liabilities

Payable for Fund shares redeemed	$50,307
Payable to affiliate for distribution and service fees	5,853
Payable to affiliate for administration fee	1,752
Payable to affiliate for Trustees’ fees	125
Accrued expenses	46,239

Total liabilities	$104,276

Net Assets	$14,351,385

Sources of Net Assets

Paid-in capital	$20,310,233
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(2,932,308)
Accumulated undistributed net investment income	446,834
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(3,473,374)

Total	$14,351,385

Class A Shares

Net Assets	$9,291,972
Shares Outstanding	1,365,606
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.80
Maximum Offering Price Per Share
(100 ÷ 94.25 of $6.80)	$7.21

Class C Shares

Net Assets	$5,052,609
Shares Outstanding	742,661
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.80

Class I Shares

Net Assets	$6,804
Shares Outstanding	1,000
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.80

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Interest allocated from Portfolios	$471,928
Dividends allocated from Portfolios (net of foreign taxes, $11,988)	280,226
Securities lending income allocated from Portfolios, net	8,549
Expenses allocated from Portfolios	(86,506)

Net investment income from Portfolios	$674,197

Expenses

Administration fee	$20,185
Trustees’ fees and expenses	464
Distribution and service fees
Class A	22,767
Class C	43,404
Registration fees	39,203
Transfer and dividend disbursing agent fees	14,324
Legal and accounting services	30,570
Printing and postage	9,500
Custodian fee	21,690
Miscellaneous	12,046

Total expenses	$214,153

Deduct —
Allocation of expenses to the administrator	$90,764

Total expense reductions	$90,764

Net expenses	$123,389

Net investment income	$550,808

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(2,807,211)
Swap contracts	(13,037)
Foreign currency transactions	514

Net realized loss	$(2,819,734)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(3,614,918)
Swap contracts	(44,323)
Foreign currency	(82)

Net change in unrealized appreciation (depreciation)	$(3,659,323)

Net realized and unrealized loss	$(6,479,057)

Net decrease in net assets from operations	$(5,928,249)

See notes to financial statements

5

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$550,808	$106,143
Net realized loss from investment transactions, swap contracts and foreign currency transactions	(2,819,734)	(102,207)
Net change in unrealized appreciation (depreciation) of investments, swap contracts and foreign currency	(3,659,323)	185,949

Net increase (decrease) in net assets from operations	$(5,928,249)	$189,885

Distributions to shareholders —
From net investment income
Class A	$(415,588)	$(51,628)
Class C	(174,754)	(13,669)
Class I	(404)	(278)
Tax return of capital
Class A	(8,299)	—
Class C	(3,489)	—
Class I	(8)	—

Total distributions to shareholders	$(602,542)	$(65,575)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$10,272,258	$7,388,389
Class C	5,308,635	3,374,750
Class I	—	991
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	352,506	33,293
Class C	154,669	12,122
Class I	—	13
Cost of shares redeemed
Class A	(3,308,805)	(1,624,578)
Class C	(1,404,733)	(300,585)
Class I	—	(1,059)

Net increase in net assets from Fund share transactions	$11,374,530	$8,883,336

Net increase in net assets	$4,843,739	$9,007,646

Net Assets

At beginning of year	$9,507,646	$500,000

At end of year	$14,351,385	$9,507,646

Accumulated undistributed net investment income included in net assets

At end of year	$446,834	$42,971

See notes to financial statements

6

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,
			Period Ended
	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$10.810	$10.000	$10.000

Income (loss) from operations

Net investment income(2)	$0.391	$0.332	$—
Net realized and unrealized gain (loss)	(4.012)	0.719	—

Total income (loss) from operations	$(3.621)	$1.051	$—

Less distributions

From net investment income	$(0.381)	$(0.241)	$—
Tax return of capital	(0.008)	—	—

Total distributions	$(0.389)	$(0.241)	$—

Net asset value — End of period	$6.800	$10.810	$10.000

Total Return(3)	(34.24)%	10.58%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,292	$6,369	$480
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.32%	1.34%	—
Net investment income	4.33%	3.11%	—
Portfolio Turnover of Dividend Builder Portfolio	148%	60%	—
Portfolio Turnover of Boston Income Portfolio	55%	81%	—
Portfolio Turnover of Large-Cap Value Portfolio	61%	35%	—

(1)	Class A commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee (equal to 0.67%, 4.03% and 0.75% of average daily net assets for the years ended December 31, 2008 and 2007 and the period from the start of business, December 29, 2006, to December 31, 2006, respectively).

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,
			Period Ended
	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$10.810	$10.000	$10.000

Income (loss) from operations

Net investment income(2)	$0.322	$0.255	$—
Net realized and unrealized gain (loss)	(4.011)	0.731	—

Total income (loss) from operations	$(3.689)	$0.986	$—

Less distributions

From net investment income	$(0.315)	$(0.176)	$—
Tax return of capital	(0.006)	—	—

Total distributions	$(0.321)	$(0.176)	$—

Net asset value — End of period	$6.800	$10.810	$10.000

Total Return(3)	(34.72)%	9.91%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,053	$3,128	$10
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	2.07%	2.09%	—
Net investment income	3.59%	2.38%	—
Portfolio Turnover of Dividend Builder Portfolio	148%	60%	—
Portfolio Turnover of Boston Income Portfolio	55%	81%	—
Portfolio Turnover of Large-Cap Value Portfolio	61%	35%	—

(1)	Class C commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee (equal to 0.67%, 4.03% and 0.76% of average daily net assets for the years ended December 31, 2008 and 2007 and the period from the start of business, December 29, 2006, to December 31, 2006, respectively).

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,
			Period Ended
	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$10.810	$10.000	$10.000

Income (loss) from operations

Net investment income(2)	$0.417	$0.354	$—
Net realized and unrealized gain (loss)	(4.015)	0.722	—

Total income (loss) from operations	$(3.598)	$1.076	$—

Less distributions

From net investment income	$(0.404)	$(0.266)	$—
Tax return of capital	(0.008)	—	—

Total distributions	$(0.412)	$(0.266)	$—

Net asset value — End of period	$6.800	$10.810	$10.000

Total Return(3)	(34.07)%	10.84%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7	$11	$10
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.07%	1.09%	—
Net investment income	4.49%	3.37%	—
Portfolio Turnover of Dividend Builder Portfolio	148%	60%	—
Portfolio Turnover of Boston Income Portfolio	55%	81%	—
Portfolio Turnover of Large-Cap Value Portfolio	61%	35%	—

(1)	Class I commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee (equal to 0.67%, 4.03% and 0.75% of average daily net assets for the years ended December 31, 2008 and 2007 and the period from the start of business, December 29, 2006, to December 31, 2006, respectively).

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Capital & Income Strategies Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Dividend Builder Portfolio, Boston Income Portfolio and Large-Cap Value Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Dividend Builder Portfolio, Boston Income Portfolio and Large-Cap Value Portfolio (0.34%, 0.30% and 0.05%, respectively, at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washinton, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. The Boston Income Portfolio’s investments in senior floating rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans. Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market

10

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

quotations obtained by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. In addition, Large-Cap Value and Dividend Builder Portfolios’ valuation policies include the following: Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and EVM, respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service. At December 31, 2008, Cash Collateral Fund valued its investments based on available market quotations.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,086,208 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015 ($25,452) and December 31, 2016 ($2,060,756).

Additionally, at December 31, 2008, the Fund had net capital losses of $435,503 attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on December 29, 2006 to December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

11

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$590,746	$65,575
Tax return of capital	$11,796	$—

During the year ended December 31, 2008, accumulated net realized loss was increased by $11,595, accumulated undistributed net investment income was increased by $443,801 and paid-in capital was decreased by $432,206 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(2,521,711)
Net unrealized depreciation	$(3,437,137)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, premium amortization, investments in partnerships and swap contracts.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million that are invested directly in securities and is payable monthly. On net assets of $500 million and over that are invested directly in securities, the annual fee is reduced. To the extent assets are invested in the Portfolios, the Fund is allocated its share of the adviser fee paid by each Portfolio in which it invests. The Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $81,742 for the year ended December 31, 2008. There were no adviser fees paid by the Fund for investing directly in securities for the year ended December 31, 2008. For the year ended December 31, 2008, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.61% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for managing and administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2008, the administration fee amounted to $20,185. Effective May 1, 2008, EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.30%, 2.05% and 1.05% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2009. Pursant to this agreement, EVM was allocated $76,021 of the Fund’s operating expenses for the year ended December 31, 2008. In addition, pursant to a voluntary reimbursement, EVM was allocated $14,743 of the Fund’s operating expenses for the period January 1, 2008 through April 30, 2008. EVM serves as the sub- transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008,

12

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

EVM earned $874 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $33,491 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $22,767 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended December 31, 2008, the Fund paid or accrued to EVD $32,553 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At December 31, 2008, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $380,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $10,851 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $6,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Dividend Builder Portfolio	$4,839,114	$981,195
Boston Income Portfolio	4,532,114	1,356,695
Large-Cap Value Portfolio	4,600,614	981,195

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended	Year Ended
Class A	December 31, 2008	December 31, 2007

Sales	1,150,440	689,876
Issued to shareholders electing to receive payments of distributions in Fund shares	41,546	3,106
Redemptions	(415,420)	(151,942)

Net increase	776,566	541,040

13

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended	Year Ended
Class C	December 31, 2008	December 31, 2007

Sales	597,676	316,355
Issued to shareholders electing to receive payments of distributions in Fund shares	18,508	1,131
Redemptions	(162,963)	(29,046)

Net increase	453,221	288,440

	Year Ended	Year Ended
Class I	December 31, 2008	December 31, 2007

Sales	—	98
Issued to shareholders electing to receive payments of distributions in Fund shares	—	1
Redemptions	—	(99)

Net increase	—	—

8   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2008 and 2007, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

14

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Capital & Income Strategies Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Capital & Income Strategies Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from the start of business, December 29, 2006, to December 31, 2006, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Capital & Income Strategies Fund as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

15

Eaton Vance Capital & Income Strategies Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified with 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $205,191, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2008 ordinary income dividends, 30.3% qualifies for the corporate dividends received deduction.

16

Eaton Vance Capital & Income Strategies Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	1,454,510	26,197
Thomas E. Faust Jr.	1,454,510	26,197
Allen R. Freedman	1,454,510	26,197
William H. Park	1,454,510	26,197
Ronald A. Pearlman	1,454,510	26,197
Helen Frame Peters	1,454,510	26,197
Heidi L. Steiger	1,454,510	26,197
Lynn A. Stout	1,454,510	26,197
Ralph F. Verni	1,454,510	26,197

Each nominee was also elected a Trustee of the following Portfolios in which the Fund invests: Dividend Builder Portfolio, Boston Income Portfolio and Large-Cap Value Portfolio.

17

Eaton Vance Capital & Income Strategies Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

18

Eaton Vance Capital & Income Strategies Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Capital & Income Strategies Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. The Board noted that the Fund is structured as a fund-of-funds, and will invest principally in the Boston Income Portfolio, the Large-Cap Value Portfolio, and the Dividend Builder Portfolio (the “Underlying Funds”) in roughly equal proportions, although it has the authority to invest directly in other securities if desired. Each of the Underlying Funds is advised by Boston Management and Research (“BMR”), an affiliate of the Adviser. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund and to the Underlying Funds by the Adviser and BMR.

The Board considered the Adviser’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Underlying Funds and by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Underlying Funds and the Fund. For the Boston Income Portfolio, the Board noted the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. For the Large-Cap Value Portfolio and the Dividend Builder Portfolio, the Board noted the Adviser’s and BMR’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Board further noted that the Adviser would be responsible for periodic rebalancing of assets among the Underlying Funds and, potentially, other assets.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund

19

Eaton Vance Capital & Income Strategies Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (December 2006) through September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative services fee rates, to be payable by the Fund, directly or indirectly through the Underlying Funds (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the period from inception through September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund. The Board noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests in directly, the advisory fee would approximate the fee to be earned on the expected allocation among the Underlying Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and BMR, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Underlying Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund can be expected to share such benefits equitably.

20

Eaton Vance Capital & Income Strategies Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust), Boston Income Portfolio (BIP), Dividend Builder Portfolio (DBP) and Large-Cap Value Portfolio (LCVP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolios.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

21

Eaton Vance Capital & Income Strategies Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust, DBP and LCVP since 1998 and of BIP since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolios	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director – Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Charles B. Gaffrey 12/4/72	Vice President of DBP	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of BIP	Since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust and LCVP	Vice President of the Trust since 2006 and of LCVP since 1999	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

22

Eaton Vance Capital & Income Strategies Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of DBP and LCVP	Vice President of the Trust since 2006 and President of DBP and LCVP since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust and DBP	Vice President of the Trust since 2006 and of DBP since 1999	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust and President of BIP	Vice President of the Trust since 2006 and President of BIP since 2002	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolios since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell served as Assistant Treasurer (2005-2007) and Treasurer (2002-2005) of BIP and as Assistant Treasurer of DBP and LCVP since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

23

This Page Intentionally Left Blank

Investment Adviser of
Boston Income Portfolio, Dividend Builder Portfolio and Large-Cap Value Portfolio
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Capital & Income Strategies Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Steet
Boston, MA 02116-5022

Eaton Vance Capital & Income Strategies Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2840-2/09	CISSRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Emerging Markets Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Kathryn L. Langridge
Portfolio Manager
Economic and Market Conditions

•	Global stock markets moved dramatically lower during the year ended December 31, 2008. After reaching record highs in October 2007, the major market indices began to decline shortly thereafter, as investors realized that the difficulties in sub-prime lending and the troubled housing market were likely to slow the economy significantly. By the summer of 2008, the magnitude of the damage became increasingly apparent. Many banks in the U.S. and Europe were faced with enormous write-offs from bad real estate loans, losses that severely impaired their overall lending capacity. As global markets declined further, investor and consumer sentiment worsened.

•	That trend was accelerated by soaring energy prices, as oil hit $145 per barrel in July and pinched consumers even more. The failure of Lehman Brothers Holdings Inc. in September and the tenuous condition of other capital-starved banks and financial institutions sparked fears of a global financial collapse. A coordinated effort by the world’s central banks to inject liquidity into the global banking system followed. While those actions reassured many investors, volatility remained high as the period drew to a close. Emerging markets generated significant losses during the year, as evidenced by the Morgan Stanley Capital International (MSCI) Emerging Markets Index’s (the “Index”) return of -53.33%.[1] Brazil, South Korea and Russia, three of the larger country weightings in the Index, had steep declines of -56.2%, -55.3% and -73.9%, respectively, on worries about the effect that the global economic slowdown would have on commodity prices, manufacturing and demand for exports. China and Taiwan, also large weightings in the Index, saw sharp declines as well, though both outperformed the Index’s return for the period.
Management Discussion

•	The Fund[2] underperformed the Index for the year ended December 31, 2008. The primary reason for the underperformance was the Fund’s security selection in Israel and South Africa. Similarly, security selection in China modestly detracted from relative returns.

•	During 2008, the Fund remained diversified from a regional and industry standpoint. As of December 31, 2008, its largest regional weighting was in Asia, followed by Latin America and Africa.

•	The Fund’s largest weighting by country at year-end was China, closely followed by Brazil and then by Taiwan. Contributing positively to the Fund’s performance were investments in India, Argentina and Turkey. In India, consumer goods was a leading sector, but the avoidance of energy and materials in that country may have contributed just as decisively. Steel pipe for oil drilling and gas distribution from Argentina enhanced relative returns, while underweighting in Turkey made a positive contribution relative to the Fund’s primary benchmark.

•	Security selections in telecommunication services, crop protection and pharmaceuticals in Israel detracted from the Fund’s performance relative to the Index. Materials, earthmoving machinery, automotive and supply-chain logistics detracted from South Africa’s returns.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, returns would be lower. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Emerging Markets Fund
Total Return Performance 12/31/07 12/31/08

Class A3	-57.87%
Class B3	-58.07%
MSCI Emerging Markets Index[1]	-53.33%
Lipper Emerging Markets Funds Average[1]	-55.47%
   See page 3 for more performance information.

1	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

2	The Fund currently invests in a separate registered investment company, Emerging Markets Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

3	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

1

Eaton Vance Emerging Markets Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund’s energy, consumer staples and information technology stocks were most additive to performance. Within the energy sector, oil and gas producers, including specialists in offshore drilling, contributed positively to results. Within the consumer staples sector, suppliers of household necessities such as teas, soaps and detergents added to performance, as did warehouse retailers. Within the information technology sector, manufacturers of integrated circuit wafers, sophisticated mobile handsets and storage devices enhanced relative returns.

•	Financials, materials and telecommunication services stocks were the Fund’s weakest performers. Stock selection within each sector contributed to underperformance relative to the Index.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition

  Top Ten Common Stock Holdings1

  By net assets

China Mobile, Ltd.	4.2%
President Chain Store Corp.	4.0
KT&G Corp.	4.0
Industrial and Commercial Bank of China, Ltd., Class H	3.2
Teva Pharmaceutical Industries, Ltd. ADR	3.0
MTN Group, Ltd.	2.8
Petroleo Brasileiro S.A.	2.8
Taiwan Semiconductor Manufacturing Co., Ltd.	2.8
PetroChina Co., Ltd., Class H	2.6
Hon Hai Precision Industry Co., Ltd.	2.5

[1]	Top Ten Common Stock Holdings represented 31.9% of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.
   Regional Weightings2

   By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.

2

Eaton Vance Emerging Markets Fund as of December 31, 2008

FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index, a broad-based, unmanaged market index of common stocks traded in the world’s emerging markets. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B of the Fund and the MSCI Emerging Markets Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B
Share Class Symbol	ETEMX	EMEMX

Average Annual Total Returns (at net asset value)

One Year	-57.87%	-58.07%
Five Years	1.20	0.72
Ten Years	8.27	7.70
Life of Fund †	4.66	4.07

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-60.29%	-59.93%
Five Years	0.01	0.46
Ten Years	7.63	7.70
Life of Fund †	4.22	4.07
†Inception dates: Class A: 12/8/94; Class B: 11/30/94

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses [2]	Class A	Class B

Gross Expense Ratio	2.28%	2.78%
Net Expense Ratio	2.23	2.73

[2]	Source: Prospectus dated 5/1/08. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, expenses would have been higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Sources: Lipper Inc. Class B of the Fund commenced operations on 11/30/94. A $10,000 hypothetical investment at net asset value in Class A shares on 12/31/98 would have been valued at $22,144 on 12/31/08 ($20,871 at the maximum offering price). It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. MSCI Emerging Markets Index returns reflect dividends net of any applicable foreign withholding taxes.

3

Eaton Vance Emerging Markets Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Emerging Markets Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class A	$1,000.00	$494.30	$9.80
Class B	$1,000.00	$493.30	$11.75

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,012.00	$13.20
Class B	$1,000.00	$1,009.40	$15.81

*	Expenses are equal to the Fund’s annualized expense ratio of 2.61% for Class A shares and 3.13% for Class B shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Emerging Markets Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in Emerging Markets Portfolio, at value (identified cost, $57,037,821)	$42,413,539
Receivable for Fund shares sold	158,157
Receivable from the manager and investment adviser to the Portfolio	1,782

Total assets	$42,573,478

Liabilities

Payable for Fund shares redeemed	$291,099
Payable to affiliate for distribution and service fees	21,329
Payable to affiliate for management fee	8,915
Payable to affiliate for Trustees’ fees	125
Accrued expenses	73,668

Total liabilities	$395,136

Net Assets	$42,178,342

Sources of Net Assets

Paid-in capital	$69,888,630
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(13,050,977)
Accumulated net investment loss	(35,029)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(14,624,282)

Total	$42,178,342

Class A Shares

Net Assets	$33,790,741
Shares Outstanding	2,972,279
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.37
Maximum Offering Price Per Share
(100 ÷ 94.25 of $11.37)	$12.06

Class B Shares

Net Assets	$8,387,601
Shares Outstanding	790,958
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.60

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $237,249)	$2,582,238
Interest allocated from Portfolio	29,343
Expenses allocated from Portfolio	(1,473,121)

Net investment income from Portfolio	$1,138,460

Expenses

Management fee	$277,111
Trustees’ fees and expenses	1,150
Distribution and service fees
Class A	447,964
Class B	212,516
Transfer and dividend disbursing agent fees	222,357
Printing and postage	41,335
Registration fees	36,206
Custodian fee	35,890
Legal and accounting services	22,265
Miscellaneous	10,761

Total expenses	$1,307,555

Deduct —
Expense reduction by the manager and investment adviser to the Portfolio	$51,974

Total expense reductions	$51,974

Net expenses	$1,255,581

Net investment loss	$(117,121)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis), net of foreign capital gains taxes of $306,919	$(12,476,163)
Foreign currency transactions	(549,397)

Net realized loss	$(13,025,560)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis), net of decrease in accrued foreign capital gains taxes of $421,525	$(67,144,176)
Foreign currency	(26,662)

Net change in unrealized appreciation (depreciation)	$(67,170,838)

Net realized and unrealized loss	$(80,196,398)

Net decrease in net assets from operations	$(80,313,519)

See notes to financial statements

5

Eaton Vance Emerging Markets Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income (loss)	$(117,121)	$826,810
Net realized gain (loss) from investment and foreign currency transactions	(13,025,560)	38,638,107
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(67,170,838)	(143,607)

Net increase (decrease) in net assets from operations	$(80,313,519)	$39,321,310

Distributions to shareholders —
From net investment income
Class A	$—	$(267,967)
Class B	—	(57,471)
From net realized gain
Class A	(12,351,507)	(22,242,129)
Class B	(3,085,102)	(5,411,098)

Total distributions to shareholders	$(15,436,609)	$(27,978,665)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$16,950,367	$38,392,128
Class B	1,799,558	6,238,251
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,432,727	17,536,382
Class B	2,570,751	4,491,490
Cost of shares redeemed
Class A	(61,261,834)	(71,338,304)
Class B	(9,858,723)	(8,074,068)
Net asset value of shares exchanged
Class A	1,430,209	1,175,395
Class B	(1,430,209)	(1,175,395)
Redemption fees	6,072	9,563

Net decrease in net assets from Fund share transactions	$(40,361,082)	$(12,744,558)

Net decrease in net assets	$(136,111,210)	$(1,401,913)

Net Assets

At beginning of year	$178,289,552	$179,691,465

At end of year	$42,178,342	$178,289,552

Accumulated undistributed net investment income (loss) included in net assets

At end of year	$(35,029)	$3,279

See notes to financial statements

6

Eaton Vance Emerging Markets Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2008	2007	2006	2005		2004

Net asset value — Beginning of year	$30.090	$28.540	$23.960	$20.040		$16.810

Income (loss) from operations

Net investment income (loss)(1)	$(0.002)	$0.171	$0.231	$0.117		$0.000	(2)
Net realized and unrealized gain (loss)	(15.951)	6.617	5.909	5.880		3.989

Total income (loss) from operations	$(15.953)	$6.788	$6.140	$5.997		$3.989

Less distributions

From net investment income	$—	$(0.052)	$(0.148)	$(0.127)		$(0.130)
From net realized gain	(2.768)	(5.188)	(1.414)	(1.951)		(0.631)

Total distributions	$(2.768)	$(5.240)	$(1.562)	$(2.078)		$(0.761)

Redemption fees(1)	$0.001	$0.002	$0.002	$0.001		$0.002

Net asset value — End of year	$11.370	$30.090	$28.540	$23.960		$20.040

Total Return(3)	(57.87)%	24.29%	25.68%	30.27%		23.84%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$33,791	$144,419	$148,614	$91,770		$43,420
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.37%	2.23%	2.30%	2.41	%(6)	2.66%
Net investment income (loss)	(0.01)%	0.55%	0.88%	0.53%		0.00	%(7)
Portfolio Turnover of the Portfolio	114%	68%	35%	32%		43%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net assest value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser and/or manager voluntarily waived a portion of its advisory fee and/or the administrator subsidized certain operating expenses (less than 0.01% of average daily net assets for the year ended December 31, 2005). Absent this waiver and/or subsidy, total return would be lower.

(7)	Amount represents less than 0.005%.

See notes to financial statements

7

Eaton Vance Emerging Markets Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2008	2007	2006	2005		2004

Net asset value — Beginning of year	$28.410	$27.320	$22.990	$19.290		$16.200

Income (loss) from operations

Net investment income (loss)(1)	$(0.103)	$0.009	$0.149	$0.027		$(0.090)
Net realized and unrealized gain (loss)	(14.940)	6.319	5.594	5.635		3.842

Total income (loss) from operations	$(15.043)	$6.328	$5.743	$5.662		$3.752

Less distributions

From net investment income	$—	$(0.052)	$(0.001)	$(0.012)		$(0.032)
From net realized gain	(2.768)	(5.188)	(1.414)	(1.951)		(0.631)

Total distributions	$(2.768)	$(5.240)	$(1.415)	$(1.963)		$(0.663)

Redemption fees(1)	$0.001	$0.002	$0.002	$0.001		$0.001

Net asset value — End of year	$10.600	$28.410	$27.320	$22.990		$19.290

Total Return(2)	(58.07)%	23.68%	25.03%	29.69%		23.23%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$8,388	$33,870	$31,078	$26,283		$15,146
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.87%	2.73%	2.80%	2.91	%(5)	3.16%
Net investment income (loss)	(0.51)%	0.03%	0.59%	0.13%		(0.53)%
Portfolio Turnover of the Portfolio	114%	68%	35%	32%		43%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser and/or manager voluntarily waived a portion of its advisory fee and/or the administrator subsidized certain operating expenses (less than 0.01% of average daily net assets for the year ended December 31, 2005). Absent this waiver and/or subsidy, total return would be lower.

See notes to financial statements

8

Eaton Vance Emerging Markets Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,955,777 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net currency loss of $35,029 and a net capital loss of $8,993,223 attributable to foreign currency and security transactions, respectively, incurred after October 31, 2008. These losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

9

Eaton Vance Emerging Markets Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$1,900,645	$325,438
Long-term capital gains	$13,535,964	$27,653,227

During the year ended December 31, 2008, accumulated net realized loss was decreased by $816,412, accumulated net investment loss was decreased by $78,813, and paid-in capital was decreased by $895,225 due to differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes and net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(12,984,029)
Net unrealized depreciation	$(14,726,259)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2008, the management fee was equivalent to 0.25% of the Fund’s average daily net assets and amounted to $277,111. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Lloyd George were allocated $51,974 of the Fund’s operating expenses for the year ended December 31, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $11,647 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $23,269 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A

10

Eaton Vance Emerging Markets Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

and Class B shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan) and Class B shares (Class B Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class B, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class B and by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% per annum of the Fund’s average daily net assets attributable to Class B shares and are made from Lloyd George’s own resources, not Fund assets. For the year ended December 31, 2008, the Fund paid or accrued to EVD $287,129 and $159,387 for Class A and Class B shares, respectively, representing 0.32% and 0.75% of the average daily net assets for Class A and Class B shares, respectively. At December 31, 2008, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plan was approximately $138,000.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan authorizes the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $160,835 and $53,129 for Class A and Class B shares, respectively, representing 0.18% and 0.25% of the average daily net assets for Class A and Class B shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B Plan. CDSCs received on Class B redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $24,000 and $81,000 of CDSCs paid by Class A and Class B shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolio aggregated $19,183,362 and $76,262,652, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be

11

Eaton Vance Emerging Markets Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	800,810	1,250,733
Issued to shareholders electing to receive payments of distributions in Fund shares	392,050	590,491
Redemptions	(3,089,554)	(2,284,638)
Exchange from Class B shares	69,153	36,908

Net decrease	(1,827,541)	(406,506)

	Year Ended December 31,
Class B	2008	2007

Sales	88,757	212,244
Issued to shareholders electing to receive payments of distributions in Fund shares	114,094	159,629
Redemptions	(530,436)	(278,162)
Exchange to Class A shares	(73,848)	(38,696)

Net increase (decrease)	(401,433)	55,015

For the years ended December 31, 2008 and December 31, 2007, the Fund received $6,072 and $9,563, respectively, in redemption fees.

12

Eaton Vance Emerging Markets Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance
Special Investment Trust and Shareholders
of Eaton Vance Emerging Markets Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

13

Eaton Vance Emerging Markets Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gain dividends.

Qualified Dividend Income. The Fund designates $2,737,282, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $543,958 and recognized foreign source income of $2,819,487.

Capital Gain Dividends. The Fund designates $13,558,365 as a capital gain dividend.

14

Emerging Markets Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 83.3%
Security	Shares	Value

Beverages — 0.9%

Thai Beverage PCL	2,797,000	$379,070

		$379,070

Chemicals — 0.9%

The Israel Corp., Ltd.	1,745	$398,524

		$398,524

Commercial Banks — 12.2%

Banco do Brasil S.A.	152,950	$962,824
Bangkok Bank PCL	448,200	907,859
Credicorp, Ltd.	12,914	645,184
Grupo Financiero Banorte S.A.B. de CV	241,750	436,419
Industrial and Commercial Bank of China, Ltd., Class H	2,543,000	1,350,122
Standard Chartered PLC	72,300	867,614

		$5,170,022

Commercial Services & Supplies — 1.1%

S1 Corp.	11,210	$484,547

		$484,547

Computers & Peripherals — 1.3%

Wistron Corp.	729,287	$557,261

		$557,261

Diversified Telecommunication Services — 3.1%

Chunghwa Telecom Co., Ltd.	432,000	$695,867
Empresa Nacional de Telecomunicaciones S.A.	57,900	626,928

		$1,322,795

Electric Utilities — 3.2%

CEZ AS	16,700	$710,455
EDP — Energias do Brasil S.A.	64,700	627,024

		$1,337,479

Electronic Equipment, Instruments & Components — 2.5%

Hon Hai Precision Industry Co., Ltd.	539,350	$1,063,469

		$1,063,469

Food & Staples Retailing — 7.1%

CP ALL PCL	1,327,700	$469,543
President Chain Store Corp.	707,000	1,698,008
Wal-Mart de Mexico SAB de CV	307,200	820,768

		$2,988,319

Gas Utilities — 0.7%

Perusahaan Gas Negara PT	1,805,000	$315,558

		$315,558

Household Durables — 1.2%

Desarrolladora Homex SAB de CV(1)	138,150	$519,740

		$519,740

Household Products — 1.3%

Kimberly-Clark de Mexico SA de CV	168,600	$560,032

		$560,032

Independent Power Producers & Energy Traders — 1.5%

China Resources Power Holdings Co., Ltd.	328,000	$637,741

		$637,741

Industrial Conglomerates — 2.4%

Barloworld, Ltd.	61,903	$281,691
Beijing Enterprises Holdings, Ltd.	177,500	726,800

		$1,008,491

Insurance — 4.7%

China Insurance International Holdings Co., Ltd.	312,000	$482,274
Ping An Insurance Group Co. of China, Ltd.	213,500	1,049,207
Samsung Fire & Marine Insurance Co., Ltd.	3,070	466,516

		$1,997,997

Machinery — 1.5%

PT United Tractors Tbk	1,525,583	$637,919

		$637,919

Marine — 0.8%

Pacific Basin Shipping, Ltd.	773,000	$355,841

		$355,841

See notes to financial statements

15

Emerging Markets Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Metals & Mining — 4.4%

Companhia Vale do Rio Doce ADR	87,300	$1,057,203
Impala Platinum Holdings, Ltd.	53,750	792,127

		$1,849,330

Oil, Gas & Consumable Fuels — 6.3%

OAO Gazprom ADR	27,050	$385,463
PetroChina Co., Ltd., Class H	1,226,000	1,089,493
Petroleo Brasileiro S.A.	101,900	1,201,214

		$2,676,170

Pharmaceuticals — 3.0%

Teva Pharmaceutical Industries, Ltd. ADR	29,600	$1,260,072

		$1,260,072

Semiconductors & Semiconductor Equipment — 5.2%

Samsung Electronics Co., Ltd.	2,860	$1,042,728
Taiwan Semiconductor Manufacturing Co., Ltd.	864,704	1,179,871

		$2,222,599

Tobacco — 4.0%

KT&G Corp.	26,840	$1,697,726

		$1,697,726

Transportation Infrastructure — 1.3%

Cosco Pacific, Ltd.	532,000	$546,984

		$546,984

Wireless Telecommunication Services — 12.7%

America Movil SAB de CV, Class L	680,150	$1,043,665
Cellcom Israel, Ltd.	21,500	477,709
China Mobile, Ltd.	174,000	1,765,424
KT Freetel Co., Ltd.(1)	18,320	459,028
Mobile TeleSystems ADR	15,900	424,212
MTN Group, Ltd.	102,000	1,202,595

		$5,372,633

Total Common Stocks
(identified cost $49,590,897)		$35,360,319

Preferred Stocks — 6.5%
Security	Shares	Value

Beverages — 1.9%

Cia de Bebidas das Americas	18,600	$808,286

		$808,286

Electric Utilities — 2.9%

Cia Energetica de Minas Gerais	90,321	$1,230,488

		$1,230,488

Independent Power Producers & Energy Traders — 1.7%

AES Tiete S.A.	111,400	$709,387

		$709,387

Total Preferred Stocks
(identified cost $2,014,403)		$2,748,161

Warrants — 9.4%
Security	Shares	Value

Electric Utilities — 1.3%

Tata Power Co., Ltd., Exp. 3/28/12(1)	33,750	$520,763

		$520,763

Household Products — 3.8%

Hindustan Unilever, Ltd., Exp. 4/11/18(1)(2)	313,830	$1,613,808

		$1,613,808

Thrifts & Mortgage Finance — 2.6%

Housing Development Finance Corporation Ltd., Exp. 5/04/12(1)	36,305	$1,111,296

		$1,111,296

See notes to financial statements

16

Emerging Markets Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Wireless Telecommunication Services — 1.7%

Bharti Airtel, Ltd., Exp. 10/24/12(1)(2)	49,680	$728,557

		$728,557

Total Warrants
(identified cost $5,062,148)		$3,974,424

Total Investments — 99.2%
(identified cost $56,667,448)		$42,082,904

Other Assets, Less Liabilities — 0.8%		$330,803

Net Assets — 100.0%		$42,413,707

Industry classifications included in the Portfolio of Investments are unaudited.

ADR - American Depository Receipt

(1)	Non-income producing security.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of the securities is $2,342,365 or 5.5% of the Portfolio’s net assets.

Country Concentration of Portfolio
	Percentage
Country	of Net Assets	Value

China	18.0%	$7,648,046
Brazil	15.6	6,596,426
Taiwan	12.2	5,194,477
Republic of Korea	9.8	4,150,546
India	9.4	3,974,423
Mexico	8.0	3,380,623
South Africa	5.4	2,276,413
Israel	5.0	2,136,305
Thailand	4.1	1,756,472
Hong Kong	2.9	1,223,456
Indonesia	2.2	953,477
Russia	1.9	809,674
Czech Republic	1.7	710,455
Peru	1.5	645,183
Chile	1.5	626,928

	99.2%	$42,082,904

See notes to financial statements

17

Emerging Markets Portfolio as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investments, at value (identified cost, $56,667,448)	$42,082,904
Cash	218,554
Foreign currency, at value (identified cost, $187,661)	189,134
Dividends and interest receivable	82,969

Total assets	$42,573,561

Liabilities

Payable to affiliate for investment adviser fee	$26,449
Accrued foreign capital gains taxes	9,962
Payable to affiliate for administration fee	8,961
Payable to affiliate for Trustees’ fees	1,014
Accrued expenses	113,468

Total liabilities	$159,854

Net Assets applicable to investors’ interest in Portfolio	$42,413,707

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$56,995,518
Net unrealized depreciation (computed on the basis of identified cost)	(14,581,811)

Total	$42,413,707

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $237,249)	$2,582,246
Interest	29,343

Total investment income	$2,611,589

Expenses

Investment adviser fee	$835,705
Administration fee	278,240
Trustees’ fees and expenses	5,640
Custodian fee	266,362
Legal and accounting services	68,924
Miscellaneous	18,268

Total expenses	$1,473,139

Deduct —
Reduction of custodian fee	$15

Total expense reductions	$15

Net expenses	$1,473,124

Net investment income	$1,138,465

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis), net of foreign capital gains taxes of $306,919	$(12,476,220)
Foreign currency transactions	(549,398)

Net realized loss	$(13,025,618)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis), net of decrease in accrued foreign capital gains taxes of $421,525	$(67,144,349)
Foreign currency	(26,662)

Net change in unrealized appreciation (depreciation)	$(67,171,011)

Net realized and unrealized loss	$(80,196,629)

Net decrease in net assets from operations	$(79,058,164)

See notes to financial statements

18

Emerging Markets Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$1,138,465	$2,635,720
Net realized gain (loss) from investment and foreign currency transactions	(13,025,618)	38,638,184
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(67,171,011)	(143,610)

Net increase (decrease) in net assets from operations	$(79,058,164)	$41,130,294

Capital transactions —
Contributions	$19,183,362	$46,477,648
Withdrawals	(76,262,652)	(86,784,425)

Net decrease in net assets from capital transactions	$(57,079,290)	$(40,306,777)

Net increase (decrease) in net assets	$(136,137,454)	$823,517

Net Assets

At beginning of year	$178,551,161	$177,727,644

At end of year	$42,413,707	$178,551,161

See notes to financial statements

19

Emerging Markets Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2008	2007	2006	2005		2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(1)	1.33%	1.31%	1.32%	1.38	%(2)	1.49%
Net investment income	1.03%	1.45%	1.89%	1.59%		1.16%
Portfolio Turnover	114%	68%	35%	32%		43%

Total Return	(57.39)%	25.41%	26.86%	31.60%		25.27%

Net assets, end of year (000’s omitted)	$42,414	$178,551	$177,728	$117,679		$58,543

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser voluntarily waived a portion of its advisory fee and/or the administrator subsidized certain operating expenses (equal to less than 0.01% of average daily net assets for the year ended December 31, 2005).

See notes to financial statements

20

Emerging Markets Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Emerging Markets Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2008, Eaton Vance Emerging Markets Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of December 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period

21

Emerging Markets Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2008, the adviser fee was 0.75% of the Portfolio’s average daily net assets and amounted to $835,705. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2008, the administration fee was 0.25% of the Portfolio’s average daily net assets and amounted to $278,240.

Except for Trustees of the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $124,732,036 and $161,073,631, respectively, for the year ended December 31, 2008.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$56,882,864

Gross unrealized appreciation	$2,215,723
Gross unrealized depreciation	(17,015,683)

Net unrealized depreciation	$(14,799,960)

The net unrealized appreciation on foreign currency transactions at December 31, 2008 on a federal income tax basis was $2,733.

22

Emerging Markets Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$13,788,450
Level 2	Other Significant Observable Inputs	28,294,454
Level 3	Significant Unobservable Inputs	—

Total		$42,082,904

The Portfolio held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

23

Emerging Markets Portfolio as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Emerging Markets Portfolio:
We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

24

Eaton Vance Emerging Markets Fund
Emerging Markets Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Emerging Markets Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	3,708,153	45,713
Thomas E. Faust Jr.	3,708,455	45,411
Allen R. Freedman	3,707,677	46,189
William H. Park	3,708,455	45,411
Ronald A. Pearlman	3,706,453	47,413
Helen Frame Peters	3,707,637	46,228
Heidi L. Steiger	3,707,637	46,228
Lynn A. Stout	3,708,122	45,743
Ralph F. Verni	3,708,354	45,512

Each nominee was also elected a Trustee of Emerging Markets Portfolio.

Emerging Markets Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

25

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

26

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s)when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Emerging Markets Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Emerging Markets Fund (the “Fund”) invests, with Lloyd George Investment Management (Bermuda) Limited (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (the “Administrator”) and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser’s experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission.

27

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten- year periods ended September 30, 2007 for the Fund. The Board noted that actions have been taken to improve the performance of the Fund, including changes in the personnel responsible for managing the Portfolio and the Board concluded that additional time is appropriate for the Adviser to implement such changes and for the Board to evaluate the effectiveness of the changes.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had waived fees and/or paid expenses of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

28

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Emerging Markets Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to Lloyd George Management (B.V.I.) Limited, “Lloyd George” refers to Lloyd George Investment Management (Bermuda) Limited and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

29

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director- Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr 8/17/50	Vice President of the Portfolio	Since 1994	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Kathryn L. Langridge 5/26/58	Vice President of the Portfolio	Since 2007	Director and Senior Portfolio Manager of Lloyd George Management (Europe) Ltd. (2007). Previously, Head of International Equity Products for INVESCO Perpetual (1990-2007). Officer of 1 registered investment company managed by EVM or BMR.

Hon. Robert Lloyd George 8/13/52	President of the Portfolio	Since 1994	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

30

Eaton Vance Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

This Page Intentionally Left Blank

Investment Adviser of Emerging Markets Portfolio
Lloyd George Investment Management
(Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Sponsor and Manager of Eaton Vance Emerging Markets Fund
and Administrator of Emerging Markets Portfolio
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Emerging Markets Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

132-2/09	EMSRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Equity Asset Allocation Fund   a s   o f   D e c e m b e r   3 1 ,   2 0 0 8
M A N A G E M E N T ’ S   D I S C U S S I O N   O F   F U N D   P E R F O R M A N C E
Economic and Market Conditions

Duncan W. Richardson, CFA
Portfolio Manager
•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.

•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history. By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	Amid this highly volatile environment, the returns of Eaton Vance Equity Asset Allocation Fund (the “Fund”)[1] trailed those of its benchmark, the Russell 3000 Index (the “Index”), as well as the average return of the Lipper Multi-Cap Core Funds Classification, for the year ended December 31, 2008.[2] The Fund’s performance is a function of the performance of the six underlying Portfolios in which it invests, as well as its allocation among these Portfolios.

•	For the year ended December 31, 2008, four of the six underlying Portfolios outperformed their respective benchmark indices. During the period, management made two changes to its target allocations among the Portfolios. Collectively, the new allocation targets slightly decreased the Fund’s overall large-cap exposure in favor of small- and mid-cap investments (“smid-cap”). This reallocation was strategically correct, as demonstrated by the outperformance of small- and mid-cap stocks (as measured by the Russell 2000 and 2500 Indices, respectively) over the broader market (as measured by the Russell 1000 Index). In addition, the underlying smid-cap Portfolio outperformed its benchmark Index, which contributed positively to the Fund’s relative returns.
Eaton Vance Equity Asset Allocation Fund
Performance 12/31/07 — 12/31/08

Class A3	-39.01%
Class C3	-39.53
Class I3	-38.87
Russell 3000 Index[2]	-37.31
Lipper Multi-Cap Core Funds Average[2]	-38.79
See page 3 for more performance information.

[1]	The Fund currently invests all of its investable assets in six equity portfolios managed by Eaton Vance Management or its affiliates.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

1

Eaton Vance Equity Asset Allocation Fund   a s   o f   D e c e m b e r   3 1 ,   2 0 0 8
M A N A G E M E N T ’ S   D I S C U S S I O N   O F   F U N D   P E R F O R M A N C E
•	Management also reduced the Fund’s international exposure in favor of portfolios investing primarily in domestic stocks. While the underlying international Portfolio outperformed its benchmark for the year, it nonetheless had a negative impact on Fund returns relative to the Index. The Index had minimal exposure to the international markets, which were even more volatile than the U.S. in 2008.[2]

•	The Fund’s investments in the underlying multi-cap and small-cap Portfolios were also negative contributors to relative performance. Despite representing less than 20% of the Fund’s assets at December 31, 2008, the extent of the Portfolios’ underperformance was a larger-than-expected detractor from Fund returns.

•	Given investors’ concerns about the credit crunch and increased financial and economic pressures on consumers, continued market volatility is likely. We believe that the Fund’s exposure to multiple investment styles provides for generally better diversification, and the potential for lower volatility, in such market conditions. In allocating the Fund’s assets among the Portfolios, management seeks to maintain broad diversification and emphasize market sectors it believes offer relatively attractive risk-adjusted return prospects based on its assessment of current and future market trends and conditions.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Fund Composition
Portfolio Allocations1
By net assets

[1]	As a percentage of the Fund’s net assets as of 12/31/08. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-262-1122 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

[2]	It is not possible to invest directly in an Index.

[3]	As of 9/1/08, the Portfolio’s name changed from Small-Cap Growth Portfolio.

2

Eaton Vance Equity Asset Allocation Fund   a s   o f   D e c e m b e r   3 1 ,   2 0 0 8
F U N D   P E R F O R M A N C E
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 3000 Index, a broad-based, unmanaged index of the 3,000 largest U.S. companies, which represents approximately 98% of the investable U.S. equity market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 3000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]
Share Class Symbol	Class A	Class C	Class I
Average Annual Total Returns (at net asset value)	EEAAX	EEACX	EEAIX

One Year	-39.01%	-39.53%	-38.87%
Life of Fund†	-16.20	-16.87	-15.96%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-42.51%	-40.13%	-38.87%
Life of Fund†	-18.64	-16.87	-15.96

†	Inception Dates — Class A, Class C, and Class I: 12/29/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	4.76%	5.50%	4.47%
Net Expense Ratio	1.45	2.20	1.20

[2]	Source: Prospectus dated 5/1/08. Net Expense Ratio reflects a contractual expense limitation that continues through April 30, 2009. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 12/29/06.

A $10,000 hypothetical investment at net asset value in Class C and Class I shares on 12/29/06 would have been valued at $6,900 and $7,053, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an allocation of expenses to the administrator, returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Equity Asset Allocation Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Equity Asset Allocation Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class A	$1,000.00	$649.00	$6.05	**
Class C	$1,000.00	$646.10	$9.10	**
Class I	$1,000.00	$649.80	$5.02	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.80	$7.41	**
Class C	$1,000.00	$1,014.10	$11.14	**
Class I	$1,000.00	$1,019.10	$6.14	**

**	Expenses are equal to the Fund’s annualized expense ratio of 1.46% for Class A shares, 2.20% for Class C shares and 1.21% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of expenses to the administrator, expenses would have been higher.

4

Eaton Vance Equity Asset Allocation Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in International Equity Portfolio, at value (identified cost, $4,215,476)	$3,328,545
Investment in Large-Cap Growth Portfolio, at value (identified cost, $5,339,487)	4,495,678
Investment in Large-Cap Value Portfolio, at value (identified cost, $5,683,251)	5,002,430
Investment in Multi-Cap Growth Portfolio, at value (identified cost, $2,112,844)	1,999,817
Investment in Small-Cap Portfolio, at value (identified cost, $1,662,933)	1,430,302
Investment in SMID-Cap Portfolio, at value (identified cost, $2,572,123)	2,096,788
Receivable for Fund shares sold	566,451
Receivable from the administrator	28,327

Total Assets	$18,948,338

Liabilities

Payable for Fund shares redeemed	$69,817
Payable to affiliate for distribution and service fees	6,878
Payable to affiliate for administration fee	2,034
Payable to affiliate for Trustees’ fees	125
Accrued expenses	60,146

Total liabilities	$139,000

Net Assets	$18,809,338

Sources of Net Assets

Paid-in capital	$25,461,859
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(3,430,627)
Accumulated undistributed net investment income	10,660
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(3,232,554)

Total	$18,809,338

Class A Shares

Net Assets	$11,772,134
Shares Outstanding	1,689,334
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.97
Maximum Offering Price Per Share
(100 ÷ 94.25 of $6.97)	$7.40

Class C Shares

Net Assets	$6,868,682
Shares Outstanding	994,837
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.90

Class I Shares

Net Assets	$168,522
Shares Outstanding	24,113
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.99

On sale of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends allocated from Portfolios (net of foreign taxes, $7,659)	$253,359
Interest allocated from Portfolios	18,095
Securities lending income allocated from Portfolios, net	14,089
Expenses allocated from Portfolios	(123,944)

Net investment income from Portfolios	$161,599

Expenses

Administration fee	$21,691
Distribution and service fees
Class A	22,898
Class C	51,112
Registration fees	40,578
Legal and accounting services	48,582
Transfer and dividend disbursing agent fees	16,809
Custodian fee	22,155
Printing and postage	9,104
Trustees’ fees and expenses	464
Miscellaneous	10,660

Total expenses	$244,053

Deduct —
Allocation of expenses to the administrator	$117,177

Total expense reductions	$117,177

Net expenses	$126,876

Net Investment Income	$34,723

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(3,382,810)
Foreign currency transactions	(4,887)

Net realized loss	$(3,387,697)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(3,798,900)
Foreign currency	(259)

Net change in unrealized appreciation (depreciation)	$(3,799,159)

Net realized and unrealized loss	$(7,186,856)

Net decrease in net assets from operations	$(7,152,133)

See notes to financial statements

5

Eaton Vance Equity Asset Allocation Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$34,723	$22,289
Net realized loss from investment and foreign currency transactions	(3,387,697)	(50,716)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(3,799,159)	566,605

Net increase (decrease) in net assets from operations	$(7,152,133)	$538,178

Distributions to shareholders —
From net investment income
Class A	$(35,714)	$(10,645)
Class I	(823)	(276)
Tax return of capital
Class A	(6,133)	(9,238)
Class I	(141)	(240)

Total distributions to shareholders	$(42,811)	$(20,399)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$12,349,996	$9,564,091
Class C	8,372,784	3,075,861
Class I	108,894	140,257
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	30,794	17,294
Class I	911	478
Cost of shares redeemed
Class A	(5,091,816)	(1,599,398)
Class C	(1,929,826)	(46,041)
Class I	(7,776)	—

Net increase in net assets from Fund share transactions	$13,833,961	$11,152,542

Net increase in net assets	$6,639,017	$11,670,321

Net Assets

At beginning of year	$12,170,321	$500,000

At end of year	$18,809,338	$12,170,321

Accumulated undistributed net investment income included in net assets

At end of year	$10,660	$12,096

See notes to financial statements

6

Eaton Vance Equity Asset Allocation Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended
	December 31,
			Period Ended
	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$11.470	$10.000	$10.000

Income (loss) from operations

Net investment income(2)	$0.046	$0.072	$—
Net realized and unrealized gain (loss)	(4.520)	1.425	—

Total income (loss) from operations	$(4.474)	$1.497	$—

Less distributions

From net investment income	$(0.022)	$(0.015)	$—
Tax return of capital	(0.004)	(0.012)	—

Total distributions	$(0.026)	$(0.027)	$—

Net asset value — End of period	$6.970	$11.470	$10.000

Total Return(3)	(39.01)%	14.96%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,772	$8,882	$480
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.47%	1.51%	—
Net investment income	0.49%	0.65%	—
Portfolio Turnover of International Equity Portfolio	39%	27%	—
Portfolio Turnover of Large-Cap Growth Portfolio	84%	46%	—
Portfolio Turnover of Large-Cap Value Portfolio	61%	35%	—
Portfolio Turnover of Multi-Cap Growth Portfolio	297%	159%	—
Portfolio Turnover of Small-Cap Portfolio	94%	75%	—
Portfolio Turnover of SMID-Cap Portfolio	50%	81%	—

(1)	Class A commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.81%, 3.25% and 69.21% of average daily net assets for the years ended December 31, 2008 and 2007 and the period ended December 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance Equity Asset Allocation Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended
	December 31,
			Period Ended
	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$11.410	$10.000	$10.000

Income (loss) from operations

Net investment loss(2)	$(0.020)	$(0.011)	$—
Net realized and unrealized gain (loss)	(4.490)	1.421	—

Total income (loss) from operations	$(4.510)	$1.410	$—

Net asset value — End of period	$6.900	$11.410	$10.000

Total Return(3)	(39.53)%	14.10%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,869	$3,133	$10
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	2.22%	2.26%	—
Net investment loss	(0.22)%	(0.10)%	—
Portfolio Turnover of International Equity Portfolio	39%	27%	—
Portfolio Turnover of Large-Cap Growth Portfolio	84%	46%	—
Portfolio Turnover of Large-Cap Value Portfolio	61%	35%	—
Portfolio Turnover of Multi-Cap Growth Portfolio	297%	159%	—
Portfolio Turnover of Small-Cap Portfolio	94%	75%	—
Portfolio Turnover of SMID-Cap Portfolio	50%	81%	—

(1)	Class C commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.81%, 3.24% and 69.96% of average daily net assets for the years ended December 31, 2008 and 2007 and the period ended December 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Equity Asset Allocation Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended
	December 31,
			Period Ended
	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$11.500	$10.000	$10.000

Income (loss) from operations

Net investment income(2)	$0.071	$0.100	$—
Net realized and unrealized gain (loss)	(4.541)	1.438	—

Total income (loss) from operations	$(4.470)	$1.538	$—

Less distributions

From net investment income	$(0.034)	$(0.020)	$—
Tax return of capital	(0.006)	(0.018)	—

Total distributions	$(0.040)	$(0.038)	$—

Net asset value — End of period	$6.990	$11.500	$10.000

Total Return(3)	(38.87)%	15.38%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$169	$156	$10
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.22%	1.26%	—
Net investment income	0.74%	0.89%	—
Portfolio Turnover of International Equity Portfolio	39%	27%	—
Portfolio Turnover of Large-Cap Growth Portfolio	84%	46%	—
Portfolio Turnover of Large-Cap Value Portfolio	61%	35%	—
Portfolio Turnover of Multi-Cap Growth Portfolio	297%	159%	—
Portfolio Turnover of Small-Cap Portfolio	94%	75%	—
Portfolio Turnover of SMID-Cap Portfolio	50%	81%	—

(1)	Class I commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.81%, 3.21% and 68.96% of average daily net assets for the years ended December 31, 2008 and 2007 and the period ended December 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Equity Asset Allocation Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following six equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: International Equity Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio (formerly, Small-Cap Growth Portfolio) and SMID-Cap Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of the International Equity Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio and SMID-Cap Portfolio (12.5%, 4.8%, less than 0.1%, 1.4%, 2.3% and 5.1%, respectively, at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research and EVM, respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service. At December 31, 2008, Cash Collateral Fund valued its investments based on available market quotations.

10

Eaton Vance Equity Asset Allocation Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,133,392 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015 ($14,615) and December 31, 2016 ($2,118,777).

Additionally, at December 31, 2008, the Fund had net capital losses of $743 attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on December 29, 2006 to December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$36,537	$10,921
Tax return of capital	$6,274	$9,478

During the year ended December 31, 2008, accumulated net realized loss was decreased by $8,514, accumulated

11

Eaton Vance Equity Asset Allocation Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

undistributed net investment income was increased by $378, and paid-in capital was decreased by $8,892 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in real estate investment trusts and return of capital distributions from securities. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(2,134,135)
Net unrealized depreciation	$(4,518,386)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships and partnership allocations.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.80% of the Fund’s average daily net assets up to $500 million that are invested directly in securities and is payable monthly. On net assets of $500 million and over that are invested directly in securities, the annual fee is reduced. To the extent assets are invested in the Portfolios, the Fund is allocated its share of the adviser fee paid by each Portfolio in which it invests. The Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $108,897 for the year ended December 31, 2008. There were no adviser fees paid by the Fund for investing directly in securities for the year ended December 31, 2008. For the year ended December 31, 2008, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.75% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for managing and administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2008, the administration fee amounted to $21,691. Effective May 1, 2008, EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.45%, 2.20% and 1.20% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2009. Pursuant to this agreement, EVM was allocated $78,887 of the Fund’s operating expenses for the period May 1, 2008 through December 31, 2008. In addition, pursuant to a voluntary reimbursement, EVM was allocated $38,290 of the Fund’s operating expenses for the period January 1, 2008 through Apr il 30, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $1,233 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $35,286 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $22,898 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended December 31, 2008, the Fund paid or accrued to EVD $38,334 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At December 31, 2008, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $376,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers, and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services

12

Eaton Vance Equity Asset Allocation Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $12,778 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $24 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

International Equity Portfolio	$3,458,868	$903,224
Large-Cap Growth Portfolio	3,916,344	761,251
Large-Cap Value Portfolio	4,372,048	639,359
Multi-Cap Growth Portfolio	3,106,178	1,516,383
Small-Cap Portfolio	1,519,000	379,507
SMID-Cap Portfolio	2,498,756	1,418,567

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	1,434,379	864,358
Issued to shareholders electing to receive payments of distributions in Fund shares	4,482	1,487
Redemptions	(523,836)	(139,536)

Net increase	915,025	726,309

	Year Ended December 31,
Class C	2008	2007

Sales	958,042	277,719
Redemptions	(237,850)	(4,074)

Net increase	720,192	273,645

	Year Ended December 31,
Class I	2008	2007

Sales	11,478	12,520
Issued to shareholders electing to receive payments of distributions in Fund shares	124	41
Redemptions	(1,050)	—

Net increase	10,552	12,561

8   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2008 and 2007, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

13

Eaton Vance Equity Asset Allocation Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Equity Asset
Allocation Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Equity Asset Allocation Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, December 29, 2006, to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Equity Asset Allocation Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, December 29, 2006, to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

14

Eaton Vance Equity Allocation Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $220,784, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2008 ordinary income dividends, 100.00% qualifies for the corporate dividends received deduction.

15

Eaton Vance Equity Asset Allocation Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	1,358,684	5,663
Thomas E. Faust Jr.	1,358,787	5,561
Allen R. Freedman	1,358,684	5,663
William H. Park	1,358,684	5,663
Ronald A. Pearlman	1,358,684	5,663
Helen Frame Peters	1,358,609	5,738
Heidi L. Steiger	1,358,609	5,738
Lynn A. Stout	1,359,477	4,870
Ralph F. Verni	1,358,684	5,663

Each nominee was also elected a Trustee of the following Portfolios in which the Fund invests: International Equity Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio and SMID-Cap Portfolio.

16

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and subadvisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and subadvisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Equity Asset Allocation Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. The Board noted that the Fund is structured as a fund-of-funds, and will invest principally in the International Equity Portfolio, the Large-Cap Growth Portfolio, the Large-Cap Value Portfolio, the Small-Cap Portfolio, the SMID-Cap Portfolio and the Multi-Cap Growth Portfolio (the “Underlying Funds”), although it has the authority to invest directly in other securities if desired. Each of the Underlying Funds is advised by Boston Management and Research (“BMR”), an affiliate of the Adviser. The International Equity Portfolio is sub-advised by Eagle Global Advisors, L.L.C. (“Eagle”) and the SMID-Cap Portfolio is sub-advised by Atlanta Capital Management Company, LLC (“Atlanta Capital” and, together with Eagle, the “Sub-advisers”). Atlanta Capital is an affiliate of the Adviser. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and to the Underlying Funds by BMR and the Sub-advisers.

The Board considered each of the Adviser’s, BMR’s, and each Sub-adviser’s management capabilities and investment process with respect to the types of investments to be held by the Underlying Funds and by the Fund, including the education, experience and number of its respective investment professionals and other personnel who provide portfolio management, investment research, and similar services to any Underlying Fund, as applicable, or the Fund. The Board noted the Adviser’s and BMR’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Board further noted that the Adviser would be deciding the allocation of assets among the Underlying Funds and, potentially, other assets.

The Board also reviewed the compliance programs of the Adviser, BMR and the Sub-advisers. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

18

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (December 2006) through September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative services fee rates, to be payable by the Fund, directly or indirectly through the Underlying Funds (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the period from inception through September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund. The Board noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests in directly, the advisory fee would approximate the fee to be earned on the expected allocation among the Underlying Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, BMR and the Sub-advisers, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Underlying Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund can be expected to share such benefits equitably.

19

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and International Equity Portfolio (IEP), Large-Cap Growth Portfolio (LCGP), Large-Cap Value Portfolio (LCVP), Multi-Cap Growth Portfolio (MCGP), Small-Cap Portfolio (SCP) (formerly Small-Cap Growth Portfolio), and SMID-Cap Portfolio (SMIDP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Fox” refers to Fox Asset Management LLC, “Atlanta Capital” refers to Atlanta Management Company, LLC and “Eagle” refers to Eagle Global Advisors, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee, President of the Trust and Vice President of SMIDP	Trustee since 2007; President of the Trust since 2002 and Vice President of SMIDP since 2001	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolios.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Trustee of the Trust and LCGP, LCVP, MCGP, SCP and SMIDP since 2005 and of IEP since 2006	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Trustee of the Trust and LCGP, LCVP, MCGP, SCP and SMIDP since 2003 and of IEP since 2006	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Trustee of the Trust and LCGP, LCVP, MCGP, SCP and SMIDP since 2003 and of IEP since 2006	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

20

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust, LCVP and MCGP since 1998; of SCP since 2000; of SMIDP since 2001; of LCGP since 2002; and of IEP since 2006	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust, LCGP, LCVP, MCGP, SCP, and SMIDP since 2005 and of IEP since 2006	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Edward R. Allen, III 7/5/60	Vice President of IEP	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

William O. Bell, IV 7/26/73	Vice President of SMIDP	Since 2004	Vice President of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of MCGP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director -- Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

W. Matthew Hereford 6/21/72	Vice President of SMIDP	Since 2004	Vice President of Atlanta Capital. Officer of 1 registered investment company managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of IEP	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

21

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust and LCVP	Vice President of the Trust since 2006 and of LCVP since 1999	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of LCGP	Since 2002	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Charles B. Reed 10/9/65	Vice President of SMIDP	Since 2001	Managing Director of Atlanta Capital. Officer of 1 registered investment company managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolios	Vice President of the Trust since 2006; President since 2002 for LCGP, LCVP, MCGP and SCP; since 2006 for IEP and since 2007 for SMIDP	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 10/25/46	Vice President of SCP	Since 2006	Vice President of EVM and BMR. Previously, Senior Managing Director and Small- and Mid-Cap Core Portfolio Manager with ForstmannLeff Associates (2004-2006). Previously, Executive Vice President and Portfolio Manager with Schroder Investment Management North America, Inc. (1994-2004). Officer of 3 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolios since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Of the Trust, LCGP, LCVP, MCGP, SCP, and SMIDP since 2004 and of IEP since 2006	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell was Assistant Treasurer of LCVP and MCGP since 1998; of SCP since 2000; of SMIDP since 2001; of LCGP since 2002 and of IEP since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of
International Equity Portfolio, Large-Cap Growth Portfolio,
Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio
and SMID-Cap Portfolio
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser and Administrator of Eaton Vance Equity Asset Allocation Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Equity Asset Allocation Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2841-2/09	EAASRC

Eaton Vance
Investment Managers

Annual Report December 31, 2008

EATON VANCE GREATER INDIA FUND

142-x-xx_GISRC

Annual Report December 31, 2008 EATON VANCE GREATER INDIA 142GISRC FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Greater India Fund as of December 31, 2008
M A N A G E M E N T ’ S   D I S C U S S I O N   O F   F U N D   P E R F O R M A N C E
Economic and Market Conditions

Christopher Darling
Portfolio Manager
•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial history. The first six months of 2008 saw slower economic growth and rising inflation; the latter six months witnessed one of the worst credit squeezes in memory. As a result, many global banks and financial institutions found themselves on the brink of bankruptcy.

•	The Indian market also experienced a strong liquidity crunch; the government responded with two fiscal stimulus packages along with a reduction in interest rates. The Bombay Stock Exchange 100 Index[1] (the “Index”) corrected sharply in the fourth quarter, rocked by the Satyam Computer accounting scandal and the terrorist attacks in Mumbai. While economic growth in India exceeded 8% annually for the last four years, output moderated somewhat during the first half of 2008 due to lower industrial output. The government reported a Gross Domestic Product growth rate of 7.6% for the third quarter of 2008, compared to 7.9% for the second quarter.

•	The performance of the Index, the Fund’s2 benchmark, reflected the economic slowdown. The financials sector, composed primarily of banks, registered the largest decline by far, followed by the materials sector, which includes chemicals, cement and textiles. Industrials and energy had virtually equal negative impacts on the Index. The health care and consumer staples sectors, while disappointing, enhanced relative returns of the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ended December 31, 2008, the Fund underperformed its benchmark index, primarily because of stock selection in the energy, information technology and consumer staples sectors. Within the information technology sector, holdings in technology service providers and consulting firms weighed on the Fund’s returns. Within the consumer staples sector, the Fund’s performance was negatively impacted by not owning personal care products companies and businesses providing diversified products such as tobacco and packaged foods.

•	The Fund was underweighted in financials and materials during the period. Because both sectors performed extremely poorly, the allocation benefited the Fund’s relative performance. At the end of the year ended December 31, 2008, the Fund was positioned more defensively.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Greater India Fund
Total Return Performance 12/31/07 – 12/31/08

Class A3	-65.23%
Class B3	-65.40
Class C3	-65.40
Bombay Stock Exchange 100 Index[1]	-64.17
Lipper Emerging Market Funds Average[1]	-55.47

See page 3 for more performance information.

1	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

2	The Fund currently invests in a separate registered investment company, Greater India Portfolio (formerly, South Asia Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

3	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

1

Eaton Vance Greater India Fund as of December 31, 2008
P O R T F O L I O   I N F O R M A T I O N
Top Ten Holdings1
By net assets

Reliance Industries Ltd.	7.0%
Bharat Heavy Electricals Ltd.	4.5
Bharti Airtel Ltd.	4.3
Infosys Technologies Ltd.	4.2
Housing Development Finance Corp. Ltd.	4.0
Larsen & Toubro Ltd.	3.6
ITC Ltd.	3.6
ICICI Bank Ltd.	3.6
State Bank of India Ltd.	3.5
Power Finance Corporation Ltd.	3.3

[1]	Top Ten Holdings represented 41.6% of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.
Common Stock Industry Weightings2
By net assets

Commercial Banks	15.9%
Oil, Gas & Consumable Fuels	8.8
Electrical Equipment	7.6
IT Services	6.5
Construction & Engineering	6.4
Electric Utilities	4.8
Pharmaceuticals	4.3
Diversified Telecommunication Services	4.3
Metals & Mining	4.1
Thrifts & Mortgage Finance	4.0
Tobacco	3.6
Diversified Financial Services	3.3
Wireless Telecommunication Services	3.3
Real Estate Management & Development	3.1
Beverages	2.9
Gas Utilities	2.3
Construction Materials	1.6
Media	1.5
Energy Equipment & Services	1.3
Machinery	1.2
Software	0.9
Transportation Infrastructure	0.6
Industrial Conglomerates	0.6

[2]	As a percentage of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.

2

Eaton Vance Greater India Fund as of December 31, 2008
F U N D   P E R F O R M A N C E
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Bombay Stock Exchange 100 Index, an unmanaged index of 100 common stocks traded in the India market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Bombay Stock Exchange 100 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbols	ETGIX	EMGIX	ECGIX

Average Annual Total Returns (at net asset value)

One Year	-65.23%	-65.40%	-65.40%
Five Years	4.68	4.20	N.A.
Ten Years	9.70	9.11	N.A.
Life of Fund†	2.61	2.09	-14.48

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-67.23%	-67.05%	-65.73%
Five Years	3.45	3.86	N.A.
Ten Years	9.06	9.11	N.A.
Life of Fund†	2.20	2.09	-14.48

†	Inception dates: Class A: 5/2/94; Class B: 5/2/94; Class C: 7/7/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	2.04%	2.54%	2.54%
Net Expense Ratio	1.99	2.49	2.49

[2]	Source: Prospectus dated 5/1/08. Net Expense Ratio reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, expenses would have been higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent expense reductions by Eaton Vance Management and Lloyd George Investment Management, returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

**	Source: Bloomberg. Class A of the Fund commenced operations on 5/2/94. A $10,000 hypothetical investment at net asset value in Class B shares on 12/31/98 and Class C shares on 7/7/06 (commencement of operations) would have been valued at $23,923 and $6,776, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

Eaton Vance Greater India Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Greater India Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class A	$1,000.00	$619.50	$9.12
Class B	$1,000.00	$617.80	$11.10
Class C	$1,000.00	$617.60	$11.10

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,013.90	$11.34
Class B	$1,000.00	$1,011.40	$13.80
Class C	$1,000.00	$1,011.40	$13.80

*	Expenses are equal to the Fund’s annualized expense ratio of 2.24% for Class A shares, 2.73% for Class B shares and 2.73% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. This Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Greater India Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in Greater India Portfolio, at value (identified cost, $754,100,910)	$410,358,786
Receivable for Fund shares sold	193,452
Receivable from the manager and investment adviser to the Portfolio	17,287

Total assets	$410,569,525

Liabilities

Payable for Fund shares redeemed	$3,970,867
Payable to affiliate for distribution and service fees	220,738
Payable to affiliate for management fee	86,568
Payable to affiliate for Trustees’ fees	125
Accrued expenses	346,367

Total liabilities	$4,624,665

Net Assets	$405,944,860

Sources of Net Assets

Paid-in capital	$813,489,112
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(63,802,128)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(343,742,124)

Total	$405,944,860

Class A Shares

Net Assets	$293,120,842
Shares Outstanding	24,334,202
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.05
Maximum Offering Price Per Share
(100 ÷ 94.25 of $12.05)	$12.79

Class B Shares

Net Assets	$77,276,517
Shares Outstanding	7,022,184
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.00

Class C Shares

Net Assets	$35,547,501
Shares Outstanding	3,223,163
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.03

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends allocated from Portfolio	$9,465,022
Interest allocated from Portfolio	232,895
Expenses allocated from Portfolio	(11,316,869)

Net investment loss from Portfolio	$(1,618,952)

Expenses

Management fee	$2,284,031
Trustees’ fees and expenses	1,151
Distribution and service fees
Class A	3,547,471
Class B	1,700,703
Class C	751,185
Transfer and dividend disbursing agent fees	1,803,908
Printing and postage	272,189
Registration fees	95,703
Custodian fee	32,766
Legal and accounting services	28,161
Miscellaneous	19,186

Total expenses	$10,536,454

Deduct —
Expense reduction by the manager and investment adviser to the Portfolio	$477,315

Total expense reductions	$477,315

Net expenses	$10,059,139

Net investment loss	$(11,678,091)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(63,624,919)
Foreign currency transactions	(3,431,972)

Net realized loss	$(67,056,891)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(941,418,938)
Foreign currency	(548,741)

Net change in unrealized appreciation (depreciation)	$(941,967,679)

Net realized and unrealized loss	$(1,009,024,570)

Net decrease in net assets from operations	$(1,020,702,661)

See notes to financial statements

5

Eaton Vance Greater India Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment loss	$(11,678,091)	$(15,081,031)
Net realized gain (loss) from investment and foreign currency transactions	(67,056,891)	211,637,680
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(941,967,679)	369,239,250

Net increase (decrease) in net assets from operations	$(1,020,702,661)	$565,795,899

Distributions to shareholders —
From net realized gain
Class A	$(40,343,152)	$(113,610,106)
Class B	(10,376,765)	(29,251,861)
Class C	(4,384,808)	(10,758,490)

Total distributions to shareholders	$(55,104,725)	$(153,620,457)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$206,303,926	$406,570,779
Class B	23,407,822	65,033,328
Class C	38,368,906	95,509,224
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	32,473,831	90,396,076
Class B	7,945,026	22,332,158
Class C	3,127,237	7,658,780
Cost of shares redeemed
Class A	(418,509,616)	(368,982,163)
Class B	(61,492,060)	(57,637,977)
Class C	(40,730,712)	(15,007,452)
Net asset value of shares exchanged
Class A	2,080,305	1,605,948
Class B	(2,080,305)	(1,605,948)
Redemption fees	159,909	205,124

Net increase (decrease) in net assets from Fund share transactions	$(208,945,731)	$246,077,877

Net increase (decrease) in net assets	$(1,284,753,117)	$658,253,319

Net Assets

At beginning of year	$1,690,697,977	$1,032,444,658

At end of year	$405,944,860	$1,690,697,977

Accumulated net investment loss included in net assets

At end of year	$—	$(57,099)

See notes to financial statements

6

Eaton Vance Greater India Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$36.190	$25.800	$19.340	$13.660	$11.610

Income (loss) from operations

Net investment loss(1)	$(0.245)	$(0.331)	$(0.196)	$(0.193)	$(0.095)
Net realized and unrealized gain (loss)	(22.716)	14.234	7.207	6.386	2.122

Total income (loss) from operations	$(22.961)	$13.903	$7.011	$6.193	$2.027

Less distributions

From net realized gain	$(1.183)	$(3.518)	$(0.564)	$(0.518)	$—

Total distributions	$(1.183)	$(3.518)	$(0.564)	$(0.518)	$—

Redemption fees(1)	$0.004	$0.005	$0.013	$0.005	$0.023

Net asset value — End of year	$12.050	$36.190	$25.800	$19.340	$13.660

Total Return(2)	(65.23)%	55.04%	36.32%	45.42%	17.66%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$293,121	$1,268,761	$821,768	$269,766	$70,537
Ratios (As a percentage of average daily net assets):
Expenses(3)	2.12%	1.99%	2.14%	2.35%	2.77%
Net investment loss	(1.10)%	(1.11)%	(0.86)%	(1.17)%	(0.86)%
Portfolio Turnover of the Portfolio	38%	63%	67%	29%	73%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See notes to financial statements

7

Eaton Vance Greater India Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$33.360	$24.090	$18.170	$12.920	$11.020

Income (loss) from operations

Net investment loss(1)	$(0.324)	$(0.446)	$(0.289)	$(0.255)	$(0.158)
Net realized and unrealized gain (loss)	(20.856)	13.229	6.761	6.019	2.042

Total income (loss) from operations	$(21.180)	$12.783	$6.472	$5.764	$1.884

Less distributions

From net realized gain	$(1.183)	$(3.518)	$(0.564)	$(0.518)	$—

Total distributions	$(1.183)	$(3.518)	$(0.564)	$(0.518)	$—

Redemption fees(1)	$0.003	$0.005	$0.012	$0.004	$0.016

Net asset value — End of year	$11.000	$33.360	$24.090	$18.170	$12.920

Total Return(2)	(65.40)%	54.29%	35.69%	44.69%	17.24%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$77,277	$301,887	$198,248	$68,454	$23,818
Ratios (As a percentage of average daily net assets):
Expenses(3)	2.62%	2.49%	2.64%	2.85%	3.27%
Net investment loss	(1.60)%	(1.61)%	(1.35)%	(1.66)%	(1.51)%
Portfolio Turnover of the Portfolio	38%	63%	67%	29%	73%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See notes to financial statements

8

Eaton Vance Greater India Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,
			Period Ended
	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$33.420	$24.120	$19.440

Income (loss) from operations

Net investment loss(2)	$(0.315)	$(0.485)	$(0.193)
Net realized and unrealized gain (loss)	(20.895)	13.299	5.421

Total income (loss) from operations	$(21.210)	$12.814	$5.228

Less distributions

From net realized gain	$(1.183)	$(3.518)	$(0.549)

Total distributions	$(1.183)	$(3.518)	$(0.549)

Redemption fees(2)	$0.003	$0.004	$0.001

Net asset value — End of period	$11.030	$33.420	$24.120

Total Return(3)	(65.40)%	54.35%	26.89	%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$35,548	$120,050	$12,429
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.62%	2.49%	2.63	%(5)
Net investment loss	(1.58)%	(1.66)%	(1.69	)%(5)
Portfolio Turnover of the Portfolio	38%	63%	67	%(6)

(1)	For the period from the start of business, July 7, 2006, to December 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

(6)	For the Portfolio’s fiscal year ended December 31, 2006.

(7)	Not annualized.

See notes to financial statements

9

Eaton Vance Greater India Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $15,930,393 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net capital loss of $47,679,787 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio on gains realized upon disposition of Indian securities. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

10

Eaton Vance Greater India Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$3,364,257	$46,588,738
Long-term capital gains	$51,740,468	$107,031,719

During the year ended December 31, 2008, accumulated net realized loss was decreased by $3,443,908, accumulated net investment loss was decreased by $11,735,190, and paid-in capital was decreased by $15,179,098 due to differences between book and tax accounting, primarily for foreign currency gain (loss), foreign capital gains taxes and net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(63,610,180)
Net unrealized depreciation	$(343,934,072)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2008, the management fee was equivalent to 0.24% of the Fund’s average daily net assets and amounted to $2,284,031. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Lloyd George and EVM agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Lloyd George were allocated $477,315 of the Fund’s operating expenses for the year ended December 31, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $98,095 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $425,942 as its portion of the sales charge on sales of Class A shares for the year ended December 31,

11

Eaton Vance Greater India Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class and by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% and 0.125% per annum of the Fund’s average daily net assets attributable to Class B and Class C shares, respectively, and are made from Lloyd George’s own resources, not Fund assets. For the year ended December 31, 2008, the Fund paid or accrued to EVD $2,360,124, $1,275,527 and $563,389 for Class A, Class B and Class C shares, respectively, representing 0.33%, 0.75%, and 0.75% of the average daily net assets of Class A, Class B and Class C shares, respectively. At December 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $6,536,000 and $8,003,000, respectively.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan and Class C Plan authorize the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $1,187,347, $425,176 and $187,796 for Class A, Class B and Class C shares, respectively, representing 0.17%, 0.25% and 0.25% of the average daily net assets for Class A, Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $48,000, $1,408,000 and $125,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolio aggregated $274,905,759 and $543,387,422, respectively.

12

Eaton Vance Greater India Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	8,115,641	13,584,760
Issued to shareholders electing to receive payments of distributions in Fund shares	1,225,390	2,661,053
Redemptions	(20,160,509)	(13,095,929)
Exchange from Class B shares	95,514	54,106

Net increase (decrease)	(10,723,964)	3,203,990

	Year Ended December 31,
Class B	2008	2007

Sales	997,148	2,348,255
Issued to shareholders electing to receive payments of distributions in Fund shares	326,706	712,684
Redemptions	(3,247,239)	(2,182,877)
Exchange to Class A shares	(104,073)	(58,128)

Net increase (decrease)	(2,027,458)	819,934

	Year Ended December 31,
Class C	2008	2007

Sales	1,579,714	3,362,102
Issued to shareholders electing to receive payments of distributions in Fund shares	128,315	237,172
Redemptions	(2,077,186)	(522,190)

Net increase (decrease)	(369,157)	3,077,084

For the years ended December 31, 2008 and December 31, 2007, the Fund received $159,909 and $205,124, respectively, in redemption fees.

13

Eaton Vance Greater India Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Greater India Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

14

Eaton Vance Greater India Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the foreign tax credit, and capital gain dividends.

Qualified Dividend Income. The Fund designates $9,241,489, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $227,809 and recognized foreign source income of $9,465,022.

Capital Gain Dividends. The Fund designates $51,945,125 as a capital gain dividend.

15

Greater India Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 92.9%
Security	Shares	Value

India — 91.9%

Beverages — 2.9%

United Spirits Ltd.	644,316	$11,779,770

		$11,779,770

Commercial Banks — 15.9%

Bank of India	644,380	$3,818,802
Canara Bank Ltd.	2,218,024	8,611,622
HDFC Bank Ltd.	603,249	12,468,189
ICICI Bank Ltd.	1,587,010	14,712,014
State Bank of India Ltd.	538,138	14,290,559
Union Bank of India Ltd.	3,326,201	11,173,086

		$65,074,272

Construction & Engineering — 6.4%

Jaiprakash Associates Ltd.	6,553,165	$11,289,741
Larsen & Toubro Ltd.	935,104	14,950,378

		$26,240,119

Construction Materials — 1.6%

Grasim Industries Ltd.	192,644	$4,860,557
Ultra Tech Cement Ltd.	190,116	1,508,998

		$6,369,555

Diversified Financial Services — 3.3%

Power Finance Corporation Ltd.	4,885,082	$13,450,530

		$13,450,530

Diversified Telecommunication Services — 4.3%

Bharti Airtel Ltd.(1)	1,209,145	$17,823,784

		$17,823,784

Electric Utilities — 4.8%

Reliance Infrastructure Ltd.	539,979	$6,451,808
Tata Power Co. Ltd.	862,616	13,335,374

		$19,787,182

Electrical Equipment — 7.6%

ABB Ltd.	524,500	$4,928,547
Areva T&D India Ltd.	1,830,635	7,745,726
Bharat Heavy Electricals Ltd.	655,140	18,422,724

		$31,096,997

Energy Equipment & Services — 1.3%

Aban Offshore Ltd.	376,252	$5,220,537

		$5,220,537

Gas Utilities — 2.3%

GAIL India Ltd.	2,255,120	$9,602,934

		$9,602,934

IT Services — 6.5%

Infosys Technologies Ltd.	749,562	$17,371,974
Mphasis BFL Limited	2,197,879	7,082,063
Tata Consultancy Services Ltd.	212,182	2,094,801

		$26,548,838

Machinery — 1.2%

Bharat Earth Movers Ltd.	716,301	$4,984,527

		$4,984,527

Media — 1.5%

Zee Entertainment Enterprises Ltd.	2,093,761	$6,040,520

		$6,040,520

Metals & Mining — 4.1%

Jindal Steel & Power Ltd.	422,111	$7,946,298
Steel Authority of India	976,614	1,566,156
Tata Steel Ltd.	1,669,867	7,489,657

		$17,002,111

Oil, Gas & Consumable Fuels — 8.8%

Oil & Natural Gas Corp Ltd.	548,043	$7,544,376
Reliance Industries Ltd.	1,121,007	28,546,927

		$36,091,303

See notes to financial statements

16

Greater India Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Pharmaceuticals — 4.3%

Glenmark Pharmaceuticals Ltd.(1)	1,078,940	$6,627,120
Sun Pharmaceutical Industries Ltd.	509,126	11,200,163

		$17,827,283

Real Estate Management & Development — 3.1%

DLF Ltd.	866,721	$5,026,065
Indiabulls Real Estate Ltd.	2,376,918	6,463,015
Sobha Developers Ltd.	651,615	1,417,101

		$12,906,181

Software — 0.9%

Financial Technologies (India) Ltd.	340,953	$3,504,817

		$3,504,817

Thrifts & Mortgage Finance — 4.0%

Housing Development Finance Corp. Ltd.	536,783	$16,426,572

		$16,426,572

Tobacco — 3.6%

ITC Ltd.	4,208,519	$14,886,934

		$14,886,934

Transportation Infrastructure — 0.6%

Mundra Port SEZ Ltd.	396,942	$2,663,983

		$2,663,983

Wireless Telecommunication Services — 2.9%

Reliance Communications Ltd.	2,494,160	$11,734,919

		$11,734,919

Total India
(identified cost $703,673,199)		$377,063,668

Sri Lanka — 1.0%

Industrial Conglomerates — 0.6%

John Keells Holdings PLC	5,694,226	$2,519,569

		$2,519,569

Wireless Telecommunication Services — 0.4%

Dialog Telekom Ltd.	30,080,680	$1,606,009

		$1,606,009

Total Sri Lanka
(identified cost $14,466,425)		$4,125,578

Total Common Stocks
(identified cost $718,139,624)		$381,189,246

Index Funds — 2.4%
Security	Shares	Value

India — 2.4%

Banking Index Benchmark Exchange Traded Scheme - Bank BeES(1)	950,000	$9,913,772

		$9,913,772

Total India
(identified cost $16,358,894)		$9,913,772

Total Index Funds
(identified cost $16,358,894)		$9,913,772

Total Investments — 95.3%
(identified cost $734,498,518)		$391,103,018

Other Assets, Less Liabilities — 4.7%		$19,256,338

Net Assets — 100.0%		$410,359,356

Industry classifications included in the Portfolio of Investments are unaudited.

(1)	Non-income producing security.

See notes to financial statements

17

Greater India Portfolio as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investments, at value (identified cost, $734,498,518)	$391,103,018
Cash	6,698,672
Foreign currency, at value (identified cost, $8,971,209)	8,748,714
Receivable for investments sold	2,509,695
Dividends and interest receivable	222,926
Receivable for foreign taxes	867,630
Tax claims receivable (Note 7)	796,127

Total assets	$410,946,782

Liabilities

Payable to affiliate for investment adviser fee	$256,863
Payable to affiliate for administration fee	87,025
Payable to affiliate for Trustees’ fees	6,250
Accrued expenses	237,288

Total liabilities	$587,426

Net Assets applicable to investors’ interest in Portfolio	$410,359,356

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$754,167,451
Net unrealized depreciation (computed on the basis of identified cost)	(343,808,095)

Total	$410,359,356

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends	$9,465,032
Interest	232,895

Total investment income	$9,697,927

Expenses

Investment adviser fee	$6,876,906
Administration fee	2,289,516
Trustees’ fees and expenses	25,256
Custodian fee	1,950,682
Legal and accounting services	113,761
Miscellaneous	60,762

Total expenses	$11,316,883

Net investment loss	$(1,618,956)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(63,625,008)
Foreign currency transactions	(3,431,975)

Net realized loss	$(67,056,983)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(941,419,890)
Foreign currency	(548,742)

Net change in unrealized appreciation (depreciation)	$(941,968,632)

Net realized and unrealized loss	$(1,009,025,615)

Net decrease in net assets from operations	$(1,010,644,571)

See notes to financial statements

18

Greater India Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment loss	$(1,618,956)	$(3,291,761)
Net realized gain (loss) from investment and foreign currency transactions	(67,056,983)	211,637,889
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(941,968,632)	369,239,629

Net increase (decrease) in net assets from operations	$(1,010,644,571)	$577,585,757

Capital transactions —
Contributions	$274,905,759	$569,046,473
Withdrawals	(543,387,422)	(485,436,812)

Net increase (decrease) in net assets from capital transactions	$(268,481,663)	$83,609,661

Net increase (decrease) in net assets	$(1,279,126,234)	$661,195,418

Net Assets

At beginning of year	$1,689,485,590	$1,028,290,172

At end of year	$410,359,356	$1,689,485,590

See notes to financial statements

19

Greater India Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	1.19%	1.14%	1.22%	1.37%	1.56%
Net investment income (loss)	(0.17)%	(0.27)%	0.07%	(0.18)%	0.31%
Portfolio Turnover	38%	63%	67%	29%	73%

Total Return	(64.87)%	56.32%	37.53%	46.82%	19.07%

Net assets, end of year (000’s omitted)	$410,359	$1,689,486	$1,028,290	$335,409	$94,006

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

20

Greater India Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2008, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains tax in India on gains realized upon disposition of Indian securities, payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward to offset future gains.

As of December 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio.

21

Greater India Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.70% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2008, the adviser fee was 0.72% of the Portfolio’s average daily net assets and amounted to $6,876,906. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million, 0.233% of average daily net assets from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2008, the administration fee was 0.24% of the Portfolio’s average daily net assets and amounted to $2,289,516.

Except for Trustees of the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $355,641,584 and $596,167,798, respectively, for the year ended December 31, 2008.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$734,663,983

Gross unrealized appreciation	$29,578,378
Gross unrealized depreciation	(373,139,343)

Net unrealized depreciation	$(343,560,965)

The net unrealized depreciation on foreign currency transactions at December 31, 2008 on a federal income tax basis was $412,595.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million

22

Greater India Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Settlement of securities transactions in the Indian sub-continent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio’s assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

7   India Tax Claims Receivable

The Portfolio is subject to certain Indian income taxes in connection with transactions in Indian securities. The Indian tax authority has conducted a review of the Portfolio’s tax returns filed for the years ended March 31, 2002 and 2001. In March 2004, the Indian tax authority assessed the Portfolio additional taxes for the 2000-2001 tax year and reduced the refund owed to the Portfolio for the 2001-2002 tax year, a net assessment of approximately $865,000. While the outcome of an appeal cannot be predicted, the Portfolio has appealed the assessment and has been advised by Indian legal counsel that it has a strong case for appeal with ultimate success. The appeal process may be lengthy and will involve expense to the Portfolio. The Indian tax authority has required the Portfolio to pay the assessed amount pending the appeal. The Portfolio has paid such amount to the tax authority. Such amount is reflected as a tax claim receivable on the Statement of Assets and Liabilities. As of December 31, 2008, the value of the tax claim receivable was $796,127 based on current exchange rates.

8   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$12,433,342
Level 2	Other Significant Observable Inputs	378,669,676
Level 3	Significant Unobservable Inputs	—

Total		$391,103,018

The Portfolio held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

23

Greater India Portfolio as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Greater India
Portfolio (formerly South Asia Portfolio):
We have audited the accompanying statement of assets and liabilities of Greater India Portfolio (formerly South Asia Portfolio) (the “Portfolio”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Greater India Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

24

Eaton Vance Greater India Fund
Greater India Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Greater India Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	36,745,136	588,001
Thomas E. Faust Jr.	36,740,548	592,589
Allen R. Freedman	36,741,748	591,389
William H. Park	36,746,210	586,927
Ronald A. Pearlman	36,738,796	594,341
Helen Frame Peters	36,744,714	588,423
Heidi L. Steiger	36,750,374	582,762
Lynn A. Stout	36,745,007	588,130
Ralph F. Verni	36,745,537	587,599

Each nominee was also elected a Trustee of Greater India Portfolio.

Greater India Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Benjamin C. Esty	98%	2%
Thomas E. Faust Jr.	98%	2%
Allen R. Freedman	98%	2%
William H. Park	98%	2%
Ronald A. Pearlman	98%	2%
Helen Frame Peters	98%	2%
Heidi L. Steiger	98%	2%
Lynn A. Stout	98%	2%
Ralph F. Verni	98%	2%

Results are rounded to the nearest whole number.

25

Eaton Vance Greater India Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

26

Eaton Vance Greater India Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Greater India Portfolio (formerly “South Asia Portfolio”) (the “Portfolio”), the portfolio in which the Eaton Vance Greater India Fund (the “Fund”) invests, with Lloyd George Investment Management (Bermuda) Limited (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (the “Administrator”) and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser’s experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission.

27

Eaton Vance Greater India Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

28

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Greater India Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to Lloyd George Management (B.V.I.) Limited, “Lloyd George” refers to Lloyd George Investment Management (Bermuda) Limited and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

29

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director- Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Christopher Darling 6/9/64	Vice President of the Portfolio	Since 2007	Director of Asian Research of Lloyd George (since 2006). Previously, an equity salesperson at Fox-Pitt Kelton in London (2005-2006) and an investment consultant (2004). Officer of 2 investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

William Walter Raleigh Kerr 8/17/50	Vice President of the Portfolio	Since 1994	Director, Finance Director and Chief Operating Officer of Lloyd George. Director of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Hon. Robert Lloyd George 8/13/52	President of the Portfolio	Since 1994	Chief Executive Officer of LGM and Lloyd George. Chairman of LGM. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

30

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

This Page Intentionally Left Blank

Investment Adviser of Greater India Portfolio
Lloyd George Investment Management
(Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Sponsor and Manager of Eaton Vance Greater India Fund
and Administrator of Greater India Portfolio
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Greater India Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

142-2/09	GISRC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duke E. Laflamme, CFA
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	During the year ended December 31, 2008, the U.S. economy began to contract as the credit crunch that had evolved from the sub-prime mortgage crisis of 2007 affected nearly every business sector. Economic growth contracted in the third and fourth quarters of 2008 by 0.3% and 3.8%, respectively, after positive growth in the first and second quarters of 2008 of 0.9% and 2.8%, respectively.[1] Most of the major Gross Domestic Product (GDP) components led to the second-half decline, but the most influential was a sharp downturn in consumer spending.
•	The capital markets experienced historic events resulting in unprecedented volatility during the period. In September 2008 alone, for example, the federal government took control of federally-chartered mortgage giants Fannie Mae and Freddie Mac; Lehman Brothers filed for bankruptcy protection; and Bank of America announced its acquisition of Merrill Lynch.

•	During the period, the U.S. Federal Reserve (the “Fed”) lowered the Federal Funds rate to a range of 0.0% to 0.25% from as high as 5.25% in the summer of 2007. In addition to its interest rate policy, the Fed has also taken extraordinary actions through a variety of innovative lending techniques in an attempt to facilitate an easing of the credit crisis.

Total Return Performance 12/31/07 – 12/31/08

Eaton Vance Institutional Short Term Income Fund[2]	-2.34%
Merrill Lynch U.S. Corporate & Government 1-3 Years A-Rated and Above Index[3]	5.18

[1]	Fourth Quarter 2008 growth is preliminary. Source: U.S. Department of Commerce.

[2]	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge. Absent fee waivers by the investment adviser and the principal underwriter, the returns would be lower.

[3]	It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	Eaton Vance Institutional Short Term Income Fund seeks current income and liquidity. The Fund currently seeks to meet its investment objective by investing in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers’ acceptances and fixed and variable rate certificates of deposit), repurchase agreements, auction-rate securities, commercial paper, corporate bonds, preferred stock, fixed and floating-rate asset-backed securities, and mortgage-backed securities, all of which must be rated A or higher by a nationally recognized statistical rating organization. The Fund maintains a dollar-weighted average portfolio maturity of not more than three years. The dollar-weighted average duration of the Fund will not exceed two years.

•	During the year ended December 31, 2008, management focused on shorter-maturity, higher-quality holdings because of the extreme volatility that the financial markets experienced in the second half of the year. As a result of this conservative approach, the Fund’s relative performance versus the Merrill Lynch U.S. Corporate & Government 1-3 Years A-Rated and Above Index was hurt by its below-Index interest rate sensitivity (0.1 years duration versus 1.3 years for the Index) and its exposure to high-quality commercial mortgage-backed securities. These securities performed well from a collateral credit quality perspective but experienced high price volatility due to a lack of liquidity in the market.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the Merrill Lynch U.S. Corporate & Government, 1-3 Years, A-Rated and Above Index, an unmanaged index of U.S. Treasury securities and corporate bonds with maturities of between one and three years. The lines on the graph represent the total returns of a hypothetical investment of $25,000 in each of the Fund and the Merrill Lynch U.S. Corporate & Government, 1-3 Years, A-Rated and Above Index. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.
Performance

Symbol	EISIX

SEC Average Annual Total Returns

One Year	-2.34%
Five Years	2.17
Life of Fund†	1.97

† Inception Date – 1/7/03

Total Annual
Operating Expenses[1]

Gross Expense Ratio	0.60%
Net Expense Ratio	0.46

[1]	Source: Prospectus dated 5/1/08. Net Expense Ratio reflects a voluntary advisory fee waiver and distribution and service fee waiver that can be terminated at any time. Without these waivers, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. The Fund commenced investment operations on 1/7/03. The chart starts with the closest month-end after inception.

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.
Portfolio Composition

Asset Allocation2
By net assets

[2]	As a percentage of the Fund’s net assets as of 12/31/08.

2

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Institutional Short Term Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual	$1,000.00	$968.40	$1.78	**

Hypothetical
(5% return per year before expenses)	$1,000.00	$1,023.30	$1.83	**

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008.

**	Absent fee waivers by the investment adviser and the principal underwriter, expenses would have been higher.

3

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Commercial Paper — 23.9%
	Principal
	Amount
Security	(000’s omitted)	Value

Banks and Money Services — 17.0%

Alcon Capital Company, 0.40%, 2/2/09(1)	$975	$974,653
American Express Credit Corp., 1.20%, 1/7/09	990	989,802
Bank of Nova Scotia, 0.52%, 2/18/09	500	499,653
Barclays U.S., LLC, 1.75%, 1/9/09	950	949,631
BNP Paribas Finance, Inc., 1.70%, 1/16/09	540	539,618
CBA Finance, 1.30%, 3/9/09	500	498,790
Danske Corp., 1.40%, 3/30/09(1)	500	498,289
General Electric Capital Corp., 0.55%, 1/2/09	218	217,997
General Electric Capital Corp., 0.55%, 1/5/09	200	199,988
Governor and Co., 1.21%, 2/18/09(1)	950	948,467
ING (US) Funding, LLC, 1.72%, 1/5/09	500	499,904
ING (US) Funding, LLC, 1.80%, 2/18/09	500	498,800
National Australia Bank, 0.50%, 1/5/09(1)	491	490,973
Nordea North America, Inc., 1.00%, 2/20/09	400	399,444
Nordea North America, Inc., 1.00%, 2/25/09	180	179,725

		$8,385,734

Computer — 3.1%

Hewlett Packard Co., 0.40%, 3/4/09(1)	$500	$499,656
Microsoft Corp., 0.15%, 1/9/09(1)	1,000	999,967

		$1,499,623

Household Products — 1.0%

Procter and Gamble, Co., 0.45%, 3/17/09(1)	$500	$499,531

		$499,531

Oil and Gas-Equipment and Services — 2.0%

ConocoPhillips Company, 1.20%, 1/30/09(1)	$975	$974,058

		$974,058

Telecommunications — 0.8%

AT&T Inc., 1.05%, 1/20/09(1)	$420	$419,767

		$419,767

Total Commercial Paper
(identified cost $11,778,713)		$11,778,713

U.S. Government Agency Obligations — 63.9%
	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Bank:
Discount Note, 0.05%, 1/2/09	$800	$799,999
Discount Note, 0.08%, 1/2/09	192	192,000
Discount Note, 0.01%, 1/6/09	3,812	3,811,995
Discount Note, 0.17%, 1/12/09	665	664,965
Discount Note, 0.10%, 1/14/09	2,100	2,099,924
Discount Note, 2.40%, 1/26/09	2,113	2,109,479
Discount Note, 0.25%, 4/15/09	803	802,420
Discount Note, 0.25%, 4/30/09	420	419,653
Discount Note, 0.40%, 5/5/09	270	269,628
Discount Note, 0.70%, 8/20/09	300	298,652

		$11,468,715

Federal Home Loan Mortgage Corp.:
Discount Note, 0.10%, 1/5/09	$3,280	$3,279,964
Discount Note, 0.10%, 1/6/09	3,000	2,999,958
Discount Note, 0.12%, 1/27/09	1,112	1,111,904
Discount Note, 2.10%, 2/3/09	1,500	1,497,112
Discount Note, 2.60%, 2/18/09	394	392,634
Discount Note, 2.58%, 3/16/09	1,000	994,692

		$10,276,264

Federal National Mortgage Association:
Discount Note, 0.10%, 1/7/09	$2,742	$2,741,954
Discount Note, 2.50%, 1/30/09	941	939,105
Discount Note, 0.21%, 2/2/09	1,400	1,399,744
Discount Note, 2.50%, 2/2/09	1,300	1,297,111
Discount Note, 2.15%, 2/9/09	1,298	1,294,977
Discount Note, 2.75%, 3/26/09	2,023	2,010,019

		$9,682,910

Total U.S. Government Agency Obligations
(identified cost $31,427,889)		$31,427,889

See notes to financial statements

4

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Commercial Mortgage-Backed Securities — 12.2%
	Principal
	Amount
Security	(000’s omitted)	Value

GSMS, Series 2001-Rock, Class A2FL, 2.271%, 5/3/18(2)(3)(4)	$3,000	$2,835,956
JPMCC, Series 2005-FL1A, Class A1, 1.305%, 2/15/19(2)(3)(4)	73	65,511
JPMCC, Series 2006-FL2A, Class A2, 1.325%, 11/15/18(2)(3)(4)	5,000	3,110,601

Total Commercial Mortgage-Backed Securities
(identified cost $8,101,587)		$6,012,068

Total Investments — 100.0%
(identified cost $51,308,189)		$49,218,670

Other Assets, Less Liabilities — (0.0)%		$(6,181)

Net Assets — 100.0%		$49,212,489

Industry classifications included in the Portfolio of Investments are unaudited.

GSMS - GS Mortgage Securities Corporation II

JPMCC - JP Morgan Chase Commercial Mortgage Security Corp.

(1)	A security which has been issued under section 4(2) of the Securities Act of 1933 and is generally regarded as restricted and illiquid. This security may be resold in transactions exempt from registration or to the public if the security is registered. All such securities held are deemed liquid based on criteria and procedures authorized by the Trustees.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of the securities is $6,012,068 or 12.2% of the Fund’s net assets.

(3)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2008.

(4)	Private placement security that may be resold to qualified investors.

See notes to financial statements

5

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investments, at value (identified cost, $51,308,189)	$49,218,670
Cash	56
Interest receivable	8,670

Total assets	$49,227,396

Liabilities

Payable to affiliate for distribution and service fees	$6,655
Payable to affiliate for administration fee	4,160
Payable to affiliate for investment adviser fee	4,092

Total liabilities	$14,907

Net Assets	$49,212,489

Sources of Net Assets

Paid-in capital	$52,640,791
Accumulated net realized loss (computed on the basis of identified cost)	(1,338,783)
Net unrealized depreciation (computed on the basis of identified cost)	(2,089,519)

Total	$49,212,489

Net Asset Value, Offering Price and Redemption Price Per Share

($49,212,489 ÷ 1,147,197 shares of beneficial interest outstanding)	$42.90

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Interest	$2,289,647

Total investment income	$2,289,647

Expenses

Investment adviser fee	$164,159
Administration fee	65,664
Distribution and service fees	164,159

Total expenses	$393,982

Deduct —
Reduction of investment adviser fee	$79,851
Reduction of distribution and service fees	40,415

Total expense reductions	$120,266

Net expenses	$273,716

Net investment income	$2,015,931

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(1,338,783)

Net realized loss	$(1,338,783)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(1,665,956)

Net change in unrealized appreciation (depreciation)	$(1,665,956)

Net realized and unrealized loss	$(3,004,739)

Net decrease in net assets from operations	$(988,808)

See notes to financial statements

6

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$2,015,931	$20,910,927
Net realized gain (loss) from investment transactions	(1,338,783)	2,924
Net change in unrealized appreciation (depreciation) from investments	(1,665,956)	(424,109)

Net increase (decrease) in net assets from operations	$(988,808)	$20,489,742

Distributions to shareholders —
From net investment income	$(1,195,227)	$(1,905,967)

Total distributions to shareholders	$(1,195,227)	$(1,905,967)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$75,000,000	$1,647,064,995
Net asset value of shares issued to shareholders in payment of distributions declared	1,195,227	1,905,967
Cost of shares redeemed	(75,192,760)	(1,622,029,440)

Net increase in net assets from Fund share transactions	$1,002,467	$26,941,522

Net increase (decrease) in net assets	$(1,181,568)	$45,525,297

Net Assets

At beginning of year	$50,394,057	$4,868,760

At end of year	$49,212,489	$50,394,057

See notes to financial statements

7

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$45.020	$44.730	$50.980	$50.240	$50.190

Income (loss) from operations

Net investment income(1)	$1.385	$2.221	$2.314	$1.583	$0.632
Net realized and unrealized gain (loss)	(2.437)	(0.161)	0.030	(0.097)	(0.034)

Total income (loss) from operations	$(1.052)	$2.060	$2.344	$1.486	$0.598

Less distributions

From net investment income	$(1.068)	$(1.770)	$(8.594)	$(0.746)	$(0.548)

Total distributions	$(1.068)	$(1.770)	$(8.594)	$(0.746)	$(0.548)

Net asset value — End of year	$42.900	$45.020	$44.730	$50.980	$50.240

Total Return(2)	(2.34)%	4.59%	4.61%	2.95%	1.19%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$49,212	$50,394	$4,869	$301,836	$135,027
Ratios (As a percentage of average daily net assets):
Net expenses(3)	0.42%	0.46%	0.43%	0.34%	0.30%
Net investment income	3.07%	4.86%	4.46%	3.11%	1.25%
Portfolio Turnover	20%	250%	270%	378%	390%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser voluntarily waived a portion of its investment adviser fee and the principal underwriter voluntarily waived a portion of its distribution and service fees (equal to 0.18%, 0.14%, 0.17%, 0.26% and 0.30% of average daily net assets for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this waiver, total return would be lower.

See notes to financial statements

8

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Institutional Short Term Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek current income and liquidity. The Fund invests in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers’ acceptances and fixed and variable rate certificates of deposit), repurchase agreements, auction rate securities, commercial paper, corporate bonds, preferred stock, fixed and floating-rate asset-backed securities and mortgage-backed securities, all of which must be rated A or higher (i.e., within the top three rating categories).

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations obtained by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discoun t.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,338,783 which will reduce its taxable income arising from future net realized gains on investment transactions, if any to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Repurchase Agreements — The Fund may enter into repurchase agreements collateralized by U.S. Treasury obligations, U.S. agency obligations, commercial paper and mortgage-backed securities involving any or all of its assets with banks and broker dealers determined to be creditworthy by the Fund’s investment adviser, Eaton Vance Management (EVM). Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund’s repurchase agreements provide that the value

9

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

2   Distributions to Shareholders

It is the present policy of the Fund to pay dividends and capital gains annually, normally in December. The Fund intends, on its tax return, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund’s shares, the total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31,2007 was as follows:

	Year ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$1,195,227	$1,905,967

During the year ended December 31, 2008, accumulated undistributed net investment income was decreased by $820,704 and paid-in capital was increased by $820,704 due to the Fund’s use of equalization accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(1,338,783)
Net unrealized depreciation	$(2,089,519)

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2008, the adviser fee amounted to $164,159. Pursuant to a voluntary fee waiver, EVM made a reduction of its adviser fee in the amount of $79,851 for the year ended December 31, 2008. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended December 31, 2008, the administration fee amounted to $65,664. EVM also pays all ordinary operating expenses of the Fund (excluding the adviser fee, distribution and service fees, and administration fee). Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees (see Note 4). Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM. Trustees’ fees incurred by the Fund for the year ended December 31, 2008 were paid by EVM.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of the Fund’s average daily net assets for distribution services and facilities provided to the Fund by EVD, as well as for personal services and /or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $164,159. Pursuant to a voluntary fee waiver, EVD made a reduction of its distribution and service fees in the amount of $40,415.

10

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal paydowns, for the year ended December 31, 2008 were as follows:

Purchases

Investments (non-U.S. Government)	$3,279,309
U.S. Government and Agency Securities	—

$3,279,309

Sales

Investments (non-U.S. Government)	$19,467,700
U.S. Government and Agency Securities	126,435

$19,594,135

6   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2008	2007

Sales	1,664,818	36,375,900
Issued to shareholders electing to receive payments of distributions in Fund shares	27,861	42,214
Redemptions	(1,664,818)	(35,407,626)

Net increase	27,861	1,010,488

At December 31, 2008, EVM owned 100% of the outstanding shares of the Fund.

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$51,308,189

Gross unrealized appreciation	$—
Gross unrealized depreciation	(2,089,519)

Net unrealized depreciation	$(2,089,519)

8   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

9   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	49,218,670
Level 3	Significant Unobservable Inputs	—

Total		$49,218,670

The Fund held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

11

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Institutional Short Term Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Institutional Short Term Income Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Institutional Short Term Income Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

12

Eaton Vance Institutional Short Term Income Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund.

13

Eaton Vance Institutional Short Term Income Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	1,119,336	0
Thomas E. Faust Jr.	1,119,336	0
Allen R. Freedman	1,119,336	0
William H. Park	1,119,336	0
Ronald A. Pearlman	1,119,336	0
Helen Frame Peters	1,119,336	0
Heidi L. Steiger	1,119,336	0
Lynn A. Stout	1,119,336	0
Ralph F. Verni	1,119,336	0

14

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

15

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Institutional Short Term Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser’s experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

16

Eaton Vance Institutional Short Term Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year and three-year periods ended September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

17

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

18

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director - Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

19

Eaton Vance Institutional Short Term Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

J. Bradley Ohlmuller 6/14/68	Vice President	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

20

Investment Adviser
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Institutional Short Term Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1555-2/09	ISTISRC

Eaton Vance Investment Managers Annual Report December 31, 2008 EATON VANCE INVESTMENT GRADE INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Investment Grade Income Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duke E. Laflamme, CFA
Portfolio Manager
Economic and Market Conditions
•	During the year ended December 31, 2008, the U.S. economy began to contract as the credit crunch that had evolved from the subprime mortgage crisis of 2007 affected nearly every business sector. The U.S. economy, as measured by Gross Domestic Product (GDP), contracted in the third and fourth quarters of 2008 by 0.3% and 3.8%, respectively, after positive growth in the first and second quarters of 2008 of 0.9% and 2.8%, respectively, according to the U.S. Department of Commerce. Most of the major GDP components led to the second-half decline, but the most influential was a sharp downturn in consumer spending.

•	The capital markets experienced historic events resulting in unprecedented volatility during the period. In September 2008 alone, for example, the federal government took control of federally-chartered mortgage giants Fannie Mae and Freddie Mac; Lehman Brothers filed for bankruptcy protection; and Bank of America announced its acquisition of Merrill Lynch.

•	During the period, the U.S. Federal Reserve (the “Fed”) lowered the Federal Funds rate to a range of 0.0% to 0.25% from as high as 5.25% in the summer of 2007. In addition to its interest rate policy, the Fed has also taken extraordinary actions through a variety of innovative lending techniques in an attempt to facilitate an easing of the credit crisis.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund’s1 investments may include preferred securities, corporate bonds, U.S. Government securities, money market instruments, mortgage-backed securities (including collateralized mortgage obligations), and asset-backed securities (including collateralized debt obligations).

•	During its fiscal year ended December 31, 2008, the Fund had positive total returns but underperformed its primary benchmark, the Barclays Capital U.S. Aggregate Index. The Fund underperformed primarily because of its small exposure to preferred stocks, which had negative returns and are not included in the Index. In contrast, the Fund benefited from management’s active reduction of the Fund’s exposure to the financial sector during the sector’s extreme volatility in the fall of 2008.

•	As management views the effects of broad-based deleveraging across our financial system, it believes the government’s plan to cushion the impact by effectively assuming much of that leverage has the potential to succeed. The Fed has vastly expanded the financial assets it owns, while the Treasury plans to borrow heavily to fund the programs designed to soften the effects of the banking system’s deleverag-ing. Nevertheless, there is no substitute for the time needed to work through the excesses built up during the years leading up to 2007. Management believes that the economy still needs to fully recognize ill-advised decisions, take losses, and rebuild capital before it can re-emerge stronger and more efficient.

Total Return Performance 12/31/07 – 12/31/08

Eaton Vance Investment Grade Income Fund Class I2	4.59%
Barclays Capital U.S. Aggregate Index[3]	5.24
Barclays Capital U.S. Government/Credit Index[3]	5.70
Please see page 2 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Investment Grade Income Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	Class I shares generally have no sales charge.

[3]	It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance Investment Grade Income Fund as of December 31, 2008
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the Barclays Capital U.S. Aggregate Index, a broad-based, unmanaged index of U.S. investment-grade fixed-income securities and the Barclays Capital U.S. Government/Credit Index, a broad-based, unmanaged index of U.S. government and corporate fixed-income securities. The lines on the graph represent the total returns of a hypothetical investment of $250,000 in each of Class I of the Fund, the Barclays Capital U.S. Aggregate Index and the Barclays Capital U.S. Government/Credit Index. Class I total returns are presented at net asset value. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]
Symbol	EIGIX

SEC Average Annual Total Return

One Year	4.59%
Life of Fund†	4.71

†	Inception Date – 3/21/07

[1]	Class I shares generally have no sales charge.

Total Annual
Operating Expenses[2]

Gross Expense Ratio	3.08%
Net Expense Ratio	0.70%

[2]	Source: Prospectus dated 5/1/08. Net Expense Ratio reflects a contractual expense limitation that continues through April 30, 2009. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Barclays Capital and Lipper, Inc. The Fund commenced investment operations on 3/21/07.
It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.
Portfolio Composition
Asset Allocation3
By net assets

[3]	As a percentage of Portfolio net assets at 12/31/08.

2

Eaton Vance Investment Grade Income Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Investment Grade Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class I	$1,000.00	$1,038.70	$3.59	**

Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,021.60	$3.56	**

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to the administrator, the expenses would have been higher.

3

Eaton Vance Investment Grade Income Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in Investment Grade Income Portfolio, at value (identified cost, $6,638,991)	$6,773,959
Receivable for Fund shares sold	10,772

Total assets	$6,784,731

Liabilities

Payable for Fund shares redeemed	$394
Payable to affiliate for Trustees’ fees	125
Accrued expenses	29,150

Total liabilities	$29,669

Net Assets	$6,755,062

Sources of Net Assets

Paid-in capital	$6,718,549
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(105,296)
Accumulated undistributed net investment income	6,841
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	134,968

Total	$6,755,062

Class I Shares

Net Assets	$6,755,062
Shares Outstanding	679,337
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.94

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Interest allocated from Portfolio	$257,335
Dividends allocated from Portfolio	10,130
Securities lending income allocated from Portfolio, net	2,495
Expenses allocated from Portfolio	(28,329)

Net investment income from Portfolio	$241,631

Expenses

Trustees’ fees and expenses	375
Registration fees	23,436
Legal and accounting services	21,299
Custodian fee	16,164
Printing and postage	5,511
Transfer and dividend disbursing agent fees	1,819
Miscellaneous	6,972

Total expenses	$75,576

Deduct —
Allocation of expenses to the administrator	$69,114

Total expense reductions	$69,114

Net expenses	$6,462

Net investment income	$235,169

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(77,395)
Financial futures contracts	379
Swap contracts	2,637

Net realized loss	$(74,379)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$129,754
Financial futures contracts	(29,142)
Swap contracts	(2,217)

Net change in unrealized appreciation (depreciation)	$98,395

Net realized and unrealized gain	$24,016

Net increase in net assets from operations	$259,185

See notes to financial statements

4

Eaton Vance Investment Grade Income Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Period Ended
in Net Assets	December 31, 2008	December 31, 2007(1)

From operations —
Net investment income	$235,169	$118,211
Net realized loss from investment transactions, financial futures contracts and swap contracts	(74,379)	(11,064)
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts and swap contracts	98,395	36,573

Net increase in net assets from operations	$259,185	$143,720

Distributions to shareholders —
From net investment income	$(240,547)	(126,590)
Tax return of capital	(10,695)	(2,153)

Total distributions to shareholders	$(251,242)	$(128,743)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$4,088,873	$5,261,872
Net asset value of shares issued to shareholders in payment of distributions declared	123,738	90,471
Cost of shares redeemed	(270,528)	(2,562,284)

Net increase in net assets from Fund share transactions	$3,942,083	$2,790,059

Net increase in net assets	$3,950,026	$2,805,036

Net Assets

At beginning of period	$2,805,036	$—

At end of period	$6,755,062	$2,805,036

Accumulated undistributed net investment income included in net assets

At end of period	$6,841	$3,539

(1) For the period from the start of business, March 21, 2007, to December 31, 2007.

See notes to financial statements

5

Eaton Vance Investment Grade Income Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended	Period Ended
	December 31, 2008	December 31, 2007(2)

Net asset value — Beginning of period	$10.010	$10.000

Income (loss) from operations

Net investment income(1)	$0.462	$0.338
Net realized and unrealized gain (loss)	(0.040)	0.041

Total income from operations	$0.422	$0.379

Less distributions

From net investment income	$(0.471)	$(0.363)
Tax return of capital	(0.021)	(0.006)

Total distributions	$(0.492)	$(0.369)

Net asset value — End of period	$9.940	$10.010

Total Return(3)	4.59%	3.80	%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,755	$2,805
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	0.70%	0.75	%(7)
Net investment income	4.72%	4.35	%(7)
Portfolio Turnover	70%	130	%(8)

(1)	Computed using average shares outstanding.

(2)	For the period from the start of business, March 21, 2007, to December 31, 2007.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The administrator reimbursed certain operating expenses (equal to 1.39% and 2.47% of average daily net assets for year ended December 31, 2008 and the period from the start of business, March 21, 2007, to December 31, 2007, respectively). Absent these reimbursements, total return would have been lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s fiscal year ended December 31, 2007.

(9)	Not annualized.

See notes to financial statements

6

Eaton Vance Investment Grade Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Investment Grade Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers Class I shares and effective January 2, 2009, began offering Class A shares. Class I shares are sold at net asset value and are not subject to a sales charge. Class A shares are generally sold subject to a sales charge imposed at time of purchase. The Fund invests all of its investable assets in Investment Grade Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (4.7% at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $73,257 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015 ($10,854) and December 31, 2016 ($62,403).

Additionally, at December 31, 2008, the Fund had a net capital loss of $46,185, attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on March 21, 2007 to December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

7

Eaton Vance Investment Grade Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended December 31, 2008 and the period from the start of business, March 21, 2007, to December 31, 2007 was as follows:

	Year Ended	Period Ended
	December 31, 2008	December 31, 2007

Distributions declared from:
Ordinary income	$240,547	$126,590
Tax return of capital	10,695	2,153

During the year ended December 31, 2008, accumulated net realized loss was increased by $20,102, accumulated distributions in excess of net investment income was decreased by $8,680, and paid-in capital was increased by $11,422 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October loss	$(119,442)
Unrealized appreciation	$155,955

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, premium amortization, investments in partnerships, futures contracts and swap contracts.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM agreed to reimburse the Fund’s operating expenses to the extent that they exceed 0.70% annually of the Fund’s average daily net assets for Class I. This agreement may be changed or terminated after April 30, 2009. Pursuant to this agreement, EVM was allocated $69,114 of the Fund’s operating expenses for the year ended December 31, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $25 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,078,321 and $373,408, respectively.

5   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended	Period Ended
Class I	December 31, 2008	December 31, 2007(1)

Sales	414,101	528,398
Issued to shareholders electing to receive payments of distributions in Fund shares	12,610	9,162
Redemptions	(27,679)	(257,255)

Net increase	399,032	280,305

(1)	For the period from the start of business, March 21, 2007, to December 31, 2007.

8

Eaton Vance Investment Grade Income Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Investment Grade Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Investment Grade Income Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), as of December 31, 2008, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, March 21, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Investment Grade Income Fund as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from the start of business, March 21, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

9

Eaton Vance Investment Grade Income Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

10

Investment Grade Income Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Corporate Bonds — 22.7%
	Principal
	Amount
Security	(000’s omitted)	Value

Agricultural Services — 0.3%

Cargill, Inc., 3.625%, 3/4/09(1)	$500	$499,419

		$499,419

Appliances — 0.4%

Whirlpool Corp., 6.125%, 6/15/11	$320	$285,106
Whirlpool Corp., MTN, 5.50%, 3/1/13	380	300,912

		$586,018

Beverages — 1.3%

Anheuser-Busch Cos., Inc., 6.45%, 9/1/37	$205	$185,181
Bottling Group LLC, 6.95%, 3/15/14	1,040	1,130,472
Diageo Capital PLC, 7.375%, 1/15/14	510	543,849

		$1,859,502

Broadcasting and Cable — 0.3%

Time Warner Cable, Inc., 8.75%, 2/14/19	$360	$392,107

		$392,107

Building and Development — 0.1%

K. Hovnanian Enterprises, 6.50%, 1/15/14	$300	$82,500

		$82,500

Commercial Banks — 0.2%

National City Corp., 5.75%, 2/1/09	$315	$313,434

		$313,434

Communications Services — 0.3%

AT&T Inc., 6.70%, 11/15/13	$475	$503,700

		$503,700

Computers — 0.2%

Hewlett-Packard Co., 6.125%, 3/1/14	$230	$244,760

		$244,760

Diversified Manufacturing — 1.0%

Ingersoll-Rand Co., 6.48%, 6/1/25	$69	$61,374
Ingersoll-Rand Co., MTN, 6.015%, 2/15/28	1,310	1,315,233

		$1,376,607

Drugs — 0.2%

Merck & Co., Inc., MTN, 5.76%, 5/3/37	$335	$351,977

		$351,977

Financial Services — 7.9%

American Express Credit Corp., 7.30%, 8/20/13	$465	$476,433
American General Finance Corp., MTN, 5.40%, 12/1/15	1,475	551,643
Associates Corp., N.A., 5.96%, 5/15/37	30	29,890
Bear Stearns Co., Inc., 7.25%, 2/1/18	735	806,809
Bunge, Ltd. Finance Corp., 5.10%, 7/15/15	460	335,049
CIT Group, Inc., 5.80%, 10/1/36	215	142,232
CIT Group, Inc., 12.00%, 12/18/18(1)	330	330,000
Citigroup, Inc., 6.125%, 5/15/18	745	754,618
Countrywide Home Loans, Inc., MTN, 4.125%, 9/15/09	1,100	1,087,292
General Electric Capital Corp., 5.625%, 5/1/18	1,670	1,685,132
Goldman Sachs Group, Inc., 6.15%, 4/1/18	865	832,668
HSBC Finance Corp., 5.25%, 1/14/11	775	751,728
IBM International Group Capital, 5.05%, 10/22/12	320	334,186
Janus Capital Group, Inc., 6.70%, 6/15/17	755	563,578
JPMorgan Chase & Co., 5.15%, 10/1/15	300	283,672
Merrill Lynch & Co., 5.70%, 5/2/17	785	696,587
Morgan Stanley, MTN, 6.625%, 4/1/18	840	738,141
Prudential Financial, Inc., MTN, 6.00%, 12/1/17	1,105	887,863

		$11,287,521

Foods — 3.1%

ConAgra Foods, Inc., 6.70%, 8/1/27	$1,225	$1,231,203
General Mills, Inc., 5.65%, 9/10/12	180	183,884
General Mills, Inc., 5.70%, 2/15/17	525	528,519
Kraft Foods, Inc., 6.875%, 1/26/39	650	653,232
Kroger Co., 6.80%, 4/1/11	595	614,660
McDonald’s Corp., 5.80%, 10/15/17	865	926,602
Safeway, Inc., 6.25%, 3/15/14	365	367,294

		$4,505,394

Health Services — 0.4%

Laboratory Corp. of America, 5.50%, 2/1/13	$545	$523,410

		$523,410

Household Products — 0.4%

Procter and Gamble Co., 4.95%, 8/15/14	$495	$522,498

		$522,498

See notes to financial statements

11

Investment Grade Income Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Lodging and Gaming — 0.2%

MGM Mirage, Inc., 8.50%, 9/15/10	$300	$253,500

		$253,500

Media — 0.5%

Walt Disney Co., MTN, 6.00%, 7/17/17	$640	$679,448

		$679,448

Medical Products — 0.8%

Beckman Coulter, Inc., 7.05%, 6/1/26	$1,200	$1,128,504

		$1,128,504

Oil and Gas-Equipment and Services — 1.6%

Burlington Resources, 9.875%, 6/15/10	$635	$678,172
Northwest Natural Gas, MTN, 6.65%, 11/10/27	1,570	1,573,116

		$2,251,288

Retail-Drug Stores — 0.4%

CVS Caremark Corp., 5.75%, 6/1/17	$640	$603,521

		$603,521

Retail-Specialty and Apparel — 0.5%

Costco Wholesale Corp., 5.50%, 3/15/17	$730	$777,187

		$777,187

Software — 0.5%

Oracle Corp., 6.50%, 4/15/38	$600	$662,849

		$662,849

Super Regional Banks — 1.0%

Bank of America Corp., 5.49%, 3/15/19	$750	$647,135
Wachovia Corp., MTN, 5.50%, 5/1/13	780	772,028

		$1,419,163

Tobacco — 0.3%

Altria Group, Inc., 9.95%, 11/10/38	$440	$480,292

		$480,292

Utilities — 0.8%

Dominion Resources, Inc., 8.875%, 1/15/19	$485	$523,550
Georgia Power Co., 5.70%, 6/1/17	565	565,898

		$1,089,448

Total Corporate Bonds
(identified cost $33,826,602)		$32,394,047

Agency Mortgage-Backed Securities — 37.5%
	Principal
	Amount
Security	(000’s omitted)	Value

FHLMC, Gold Pool #B10129, 3.50%, 10/1/18	$592	$576,672
FHLMC, Gold Pool #E00421, 6.00%, 3/1/11	41	42,628
FHLMC, Gold Pool #E00598, 5.50%, 12/1/13	363	375,133
FHLMC, Gold Pool #E00617, 5.50%, 1/1/14	591	610,525
FHLMC, Gold Pool #G04309, 5.50%, 5/1/38	8,741	8,954,503
FHLMC, Gold Pool #G18176, 5.00%, 4/1/22	3,745	3,853,948
FHLMC, PAC CMO, Series 1758-G, 5.50%, 10/15/09	3	2,739
FHLMC, PAC CMO, Series 2534-HG, 4.50%, 4/15/16	393	396,178
FHLMC, PAC CMO, Series 2939, Class HP, 5.00%, 4/15/28	300	306,024
FNMA, Pool #256673, 5.50%, 4/1/37	6,391	6,561,584
FNMA, Pool #257169, 4.50%, 3/1/38	4,388	4,456,341
FNMA, Pool #448183, 5.50%, 10/1/13	61	62,918
FNMA, Pool #535454, 6.00%, 2/1/15	130	134,952
FNMA, Pool #545937, 6.00%, 6/1/14	115	119,442
FNMA, Pool #545948, 6.00%, 12/1/14	84	87,226
FNMA, Pool #888222, 6.00%, 2/1/37	9,057	9,340,670
FNMA, Pool #889040, 5.00%, 6/1/37	3,324	3,399,979
FNMA, Pool #918109, 5.00%, 5/1/37	7,093	7,253,956
FNMA, Pool #929009, 6.00%, 1/1/38	5,530	5,702,881
GNMA, PAC CMO, Series 1998-14-PH, 6.50%, 6/20/28	844	876,604
GNMA, Pool #781412, 6.50%, 2/15/17	340	353,934

Total Agency Mortgage-Backed Securities
(identified cost $51,436,514)		$53,468,837

See notes to financial statements

12

Investment Grade Income Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Commercial Mortgage-Backed Securities — 5.9%
	Principal
	Amount
Security	(000’s omitted)	Value

GECMC, Series 2002-2A, Class A2, 4.97%, 8/11/36	$615	$589,686
GSMS, Series 2001-Rock, Class A2FL, 2.27%, 5/3/18(1)(2)(3)	2,000	1,890,637
L-UCMT, Series 2002-C4, Class A3, 4.071%, 9/15/26	340	325,863
L-UCMT, Series 2004-C6, Class A6, 5.02%, 8/15/29	940	770,746
L-UCMT, Series 2004-C8, Class A3, 4.435%, 12/15/29	910	855,590
MLMT, Series 2003-Key1, Class A3, 4.893%, 11/12/35	1,405	1,323,288
MLMT, Series 2005-MCP1, Class AM, 4.805%, 6/12/43	1,225	724,376
NASC, Series 1998-D6, Class A1B, 6.59%, 3/15/30	51	50,702
WBCMT, Series 2003-C4, Class A2, 4.566%, 4/15/35	847	763,559
WBCMT, Series 2005-C17, Class A4, 5.083%, 3/15/42	1,350	1,113,440

Total Commercial Mortgage-Backed Securities
(identified cost $9,471,970)		$8,407,887

Asset-Backed Securities — 1.5%
	Principal
	Amount
Security	(000’s omitted)	Value

CHAIT, Series 2007-A15, Class A, 4.96%, 9/17/12	$1,105	$1,065,690
HAROT, Series 2008-1, Class A4, 4.88%, 9/18/14	600	467,636
HART, Series 2008-A, Class A4, 5.48%, 11/17/14	600	535,859
USAOT, Series 2007-2, Class A2, 5.04%, 4/15/10	109	109,444

Total Asset-Backed Securities
(identified cost $2,414,069)		$2,178,629

U.S. Government Agency Bonds — 5.2%
	Principal
	Amount
Security	(000’s omitted)	Value

FNMA, 4.125%, 4/15/14	$3,000	$3,243,720
FNMA, 4.75%, 11/19/12	2,750	3,028,869
FNMA, 4.875%, 12/15/16	1,065	1,192,009

Total U.S. Government Agency Bonds
(identified cost $6,845,298)		$7,464,598

U.S. Treasury Obligations — 21.7%
	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bond, 4.50%, 2/15/36	$3,500	$4,651,175
U.S. Treasury Bond, 6.375%, 8/15/27	8,000	11,710,000
U.S. Treasury Inflation Index Note, 2.00%, 1/15/14	3,517	3,333,875
U.S. Treasury Note, 4.00%, 4/15/10	2,690	2,821,033
U.S. Treasury Note, 4.625%, 2/15/17	7,185	8,499,632

Total U.S. Treasury Obligations
(identified cost $26,423,189)		$31,015,715

Preferred Securities — 1.7%
Security	Shares	Value

Commercial Banks — 0.3%

National City Corp., Series F, 9.875%(3)	17,000	$406,300

		$406,300

Diversified Financial Services — 0.4%

PPTT, 2006-A GS, Class A, 6.006%(1)(3)	8,000	$603,670

		$603,670

Insurance — 1.0%

RAM Holdings, Ltd., Series A, 7.50%(3)	2,000	$1,417,625

		$1,417,625

See notes to financial statements

13

Investment Grade Income Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Thrifts & Mortgage Finance — 0.0%

Indymac Bank FSB, 8.50%(1)	21,150	$212

		$212

Total Preferred Securities
(identified cost $3,605,443)		$2,427,807

Interest Rate Swaptions — 0.0%
	Expiration
Description	Date	Notional Amount	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 5.44%	2/11/09	$3,500,000	$280
Options to receive 3-month USD-LIBOR-BBA Rate and pay 4.45%	2/12/09	6,500,000	845
Options to receive 3-month USD-LIBOR-BBA Rate and pay 5.81%	2/11/10	6,000,000	36,780

Total Interest Rate Swaptions
(identified cost $532,624)			$37,905

Short-Term Investments — 2.9%
	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 2.22%(4)	$3	$3,029
Cash Management Portfolio, 0.75%(4)	4,064	4,063,615

Total Short-Term Investments
(identified cost $4,089,397)		$4,066,644

Total Investments — 99.1%
(identified cost $138,645,106)		$141,462,069

Other Assets, Less Liabilities — 0.9%		$1,304,084

Net Assets — 100.0%		$142,766,153

Industry classifications included in the Portfolio of Investments are unaudited.

CHAIT - Chase Issuance Trust

CMO - Collateralized Mortgage Obligations

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

GECMC - General Electric Commercial Mortgage Corporation

GNMA - Government National Mortgage Association (Ginnie Mae)

GSMS - GS Mortgage Securities Corporation II

HAROT - Honda Auto Receivables Owner Trust

HART - Hyundai Auto Receivables Trust

L-UCMT - LB-UBS Commercial Mortgage Trust

MLMT - Merrill Lynch Mortgage Trust

MTN - Medium-Term Note

NASC - Nomura Asset Securities Corporation

PAC - Planned Amortization Class

PPTT - Preferred Pass-Through Trust

USAOT - USAA Auto Owner Trust

WBCMT - Wachovia Bank Commercial Mortgage Trust

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of the securities is $3,323,938 or 2.3% of the Portfolio’s net assets.

(2)	Private placement security that may be resold to qualified investors.

(3)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2008.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2008.

See notes to financial statements

14

Investment Grade Income Portfolio as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Unaffiliated investments, at value (identified cost, $134,555,709)	$137,395,425
Affiliated investments, at value (identified cost, $4,089,397)	4,066,644
Restricted cash*	184,000
Interest receivable	1,213,260
Interest receivable from affiliated investments	2,839
Securities lending income receivable	3,099
Receivable for daily variation margin on open financial futures contracts	163,125
Receivable for open swap contracts	43,518

Total assets	$143,071,910

Liabilities

Payable to affiliate for investment adviser fee	50,737
Payable to affiliate for Trustees’ fees	1,067
Payable for open swap contracts	184,194
Accrued expenses	69,759

Total liabilities	$305,757

Net Assets applicable to investors’ interest in Portfolio	$142,766,153

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$140,738,705
Net unrealized appreciation (computed on the basis of identified cost)	2,027,448

Total	$142,766,153

*	Represents restricted cash on deposit with the broker for financial futures contracts.
Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Interest	$6,894,675
Dividends	254,711
Securities lending income, net	68,707
Interest income allocated from affiliated investments	210,211
Expenses allocated from affiliated investments	(31,566)

Total investment income	$7,396,738

Expenses

Investment adviser fee	$589,866
Trustees’ fees and expenses	5,189
Custodian fee	92,255
Legal and accounting services	59,546
Miscellaneous	4,155

Total expenses	$751,011

Deduct —
Reduction of custodian fee	$5

Total expense reductions	$5

Net expenses	$751,006

Net investment income	$6,645,732

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(1,457,527)
Investment transactions allocated from affiliated investment	(39,257)
Financial futures contracts	7,533
Swap contracts	67,795

Net realized loss	$(1,421,456)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$1,387,859
Financial futures contracts	(648,839)
Swap contracts	(13,537)

Net change in unrealized appreciation (depreciation)	$725,483

Net realized and unrealized loss	$(695,973)

Net increase in net assets from operations	$5,949,759

See notes to financial statements

15

Investment Grade Income Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$6,645,732	$5,219,123
Net realized gain (loss) from investment transactions, financial futures contracts and swap contracts.	(1,421,456)	95,137
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts and swap contracts.	725,483	1,108,580

Net increase in net assets from operations	$5,949,759	$6,422,840

Capital transactions —
Contributions	$49,802,842	$26,351,160
Withdrawals	(38,689,413)	(15,572,098)

Net increase in net assets from capital transactions	$11,113,429	$10,779,062

Net increase in net assets	$17,063,188	$17,201,902

Net Assets

At beginning of year	$125,702,965	$108,501,063

At end of year	$142,766,153	$125,702,965

See notes to financial statements

16

Investment Grade Income Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.57%	0.73%	0.76%	0.76%	0.75%
Net investment income	4.82%	4.50%	4.12%	3.48%	3.43%
Portfolio Turnover	70%	130%	93%	66%	71%

Total Return	4.66%	5.56%	3.27%	2.15%	3.98%

Net assets, end of year (000’s omitted)	$142,766	$125,703	$108,501	$104,581	$100,278

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

17

Investment Grade Income Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2008, the Eaton Vance Balanced Fund and Eaton Vance Investment Grade Income Fund held an interest of 63.6% and 4.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations obtained by, independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the options are traded or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on whic h such contracts trade. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by pricing vendors. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using interest rate swap quotations provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counter-party, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service. At December 31, 2008, Cash Collateral Fund valued its investments based on available market quotations.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No

18

Investment Grade Income Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts’ terms.

I  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds, or to enhance return. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event, as defined in the credit default swap agreement, has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon the occurrence of a credit event with respect to the referenced debt obligation. For credit default swaps on corporate, high-grade debt obligations, a credit event generally includes bankruptcy, failure to pay and restructuring. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or

19

Investment Grade Income Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

J  Swaptions — The Portfolio may purchase swaptions for the purpose of hedging against adverse movements in interest rates. The contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions, which are exercised or closed, are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion and at a reduced rate as average daily net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the advisory fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the year ended December 31, 2008, the Portfolio’s adviser fee totaled $619,911 of which $30,045 was allocated from Cash Management and $589,866 was paid or accrued directly by the Portfolio. For the year ended December 31, 2008, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.45% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended December 31, 2008, were as follows:

Purchases

Investments (non-U.S. Government)	$25,609,721
U.S. Government and Agency Securities	85,567,611

$111,177,332

Sales

Investments (non-U.S. Government)	$29,342,751
U.S. Government and Agency Securities	62,320,576

$91,663,327

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$138,410,036

Gross unrealized appreciation	$8,696,988
Gross unrealized depreciation	(5,644,955)

Net unrealized appreciation	$3,052,033

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and credit default swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

20

Investment Grade Income Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

A summary of obligations under these financial instruments at December 31, 2008 is as follows:

Future Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

3/09	30 U.S. Treasury Bond	Short	$(3,780,832)	$(4,141,406)	$(360,574)

3/09	40 U.S. Treasury Note	Short	(4,741,735)	(5,030,000)	(288,265)

					$(648,839)

Credit Default Swaps — Sell Protection

				Pay/
			Notional	Receive
			Amount**	Annual		Net
	Reference	Credit	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	Rating*	omitted)	Rate	Date	Depreciation

JPMorgan Chase, N.A.	HSBC Capital Funding, LP (Preferred), 144A, 9.547% to 6/1/10	A1/A	$2,000	0.350%	6/20/2011	$(106,231)

HSBC Bank, USA	Pulte Homes, Inc., 7.875%, 8/1/11	Ba3/BB	1,000	0.880	6/20/2012	(77,963)

						$(184,194)

Credit Default Swaps — Buy Protection

Pay/
		Notional	Receive
		Amount	Annual		Net
	Reference	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	omitted)	Rate	Date	Appreciation

JPMorgan Chase, N.A.	HSBC Bank, PLC, 0.00%, 4/10/12	$2,000	0.095%	6/20/2011	$43,518

$43,518

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At December 31, 2008, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $3 million.

At December 31, 2008, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

7   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $152,743 for the year ended December 31, 2008. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. At December 31, 2008, the Portfolio had no securities on loan.

8   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Investment Grade Income Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

At December 31, 2008, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(648,839)
Level 2	Other Significant Observable Inputs	141,462,069	(140,676)
Level 3	Significant Unobservable Inputs	—	—

Total		$141,462,069	$(789,515)

*	Other financial instruments are financial futures contracts and swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Portfolio held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

9   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

22

Investment Grade Income Portfolio as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Investment Grade Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Investment Grade Income Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 26, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Grade Income Portfolio as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

23

Eaton Vance Investment Grade Income Fund
Investment Grade Income Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Investment Grade Income Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	372,230	0
Thomas E. Faust Jr.	372,230	0
Allen R. Freedman	372,230	0
William H. Park	372,230	0
Ronald A. Pearlman	372,230	0
Helen Frame Peters	372,230	0
Heidi L. Steiger	372,230	0
Lynn A. Stout	372,230	0
Ralph F. Verni	372,230	0

Each nominee was also elected a Trustee of Investment Grade Income Portfolio.

Investment Grade Income Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Benjamin C. Esty	69%	1%
Thomas E. Faust Jr.	69%	1%
Allen R. Freedman	69%	1%
William H. Park	69%	1%
Ronald A. Pearlman	69%	1%
Helen Frame Peters	69%	1%
Heidi L. Steiger	69%	1%
Lynn A. Stout	69%	1%
Ralph F. Verni	69%	1%

Results are rounded to the nearest whole number.

24

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

25

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Investment Grade Income Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Investment Grade Income Fund (the “Fund”) invests, with Boston Management and Research (“BMR” or the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board also considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the abilities and experience of such investment personnel in analyzing factors relevant to investing in investment grade bonds, including the Adviser’s in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Portfolio’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (March 2007) through September 30, 2007 for the Fund. The Board noted that the Fund maintains a shorter average

26

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

duration than its peers, which has affected the performance of the Portfolio relative to its peers. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Portfolio was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Portfolio’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and Eaton Vance Management (the “Administrator”), the Board concluded that the management fees charged for advisory and related services and the Portfolio’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolio and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Portfolio and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Portfolio on the other hand. The Board also concluded that the structure of the management fees, which includes breakpoints, can be expected to cause such benefits to continue to be shared equitably.

27

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Investment Grade Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

28

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director -- Real Estate Equities and REIT Portfolio Manager of The Northwestern Mutual Life Insurance Company (1994-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	President of the Portfolio and Vice President of the Trust	President of the Portfolio since 2008(2) and Vice President of the Trust since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendent Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

29

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 2000, and Mr. Laflamme was Vice President of the Portfolio since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Investment Grade Income Portfolio
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Investment Grade Income Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Investment Grade Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2978-2/09	IGISRC

Annual Report December 31, 2008
EATON VANCE LARGE-CAP VALUE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Large-Cap Value Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael R. Mach, CFA
Portfolio Manager
Economic and Market Conditions

•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.
•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history.[1] By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.
•	Each of the 10 major sectors within the Russell 1000 Value Index (the Index)[1] posted double-digit negative returns for the year. The best-performing sectors for the Index were consumer staples and health care, while financials, information technology and materials produced the weakest sector performance.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	For the year ended December 31, 2008, the Fund[2] outperformed the Index, as well as the average return of the Lipper Large-Cap Value Funds Classification. As the Lipper rankings on page 3 indicate, the Fund’s Class A shares were ranked 127 of 596 funds in the Lipper Large-Cap Value Funds Classification for one year; 34 of 514 funds for 3 years; 8 of 429 funds for 5 years; and 9 of 187 funds for 10 years.[1,3]
•	The Fund outperformed the Index for the year ended December 31, 2008, due primarily to favorable stock selection and sector allocations. Holdings in the financials and industrials sectors outperformed similar holdings in the Index, with insurance stocks leading the way for financials and aerospace & defense stocks outperforming in the industrials sector. In addition, outperformance in the computers & peripherals industry helped the information technology sector to contribute positively to the Fund’s relative returns.
•	Limiting performance for the Fund, versus the Index, were holdings in the energy, utilities and materials sectors. Oil & gas stocks lagged in the energy sector, while electric and multi-utilities were the most significant detracting industries in the utilities sector. The materials sector detracted primarily because the Fund was overweighted, relative to the Index, in metals & mining stocks, which declined sharply during the period.

Eaton Vance Large-Cap Value Fund Total Return Performance 12/31/07 — 12/31/08
Class A4	-34.47%
Class B4	-34.95
Class C4	-34.94
Class I4	-34.22
Class R4	-34.57
Russell 1000 Value Index[1]	-36.85
Lipper Large-Cap Value Funds Average[1]	-37.36
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Large-Cap Value Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

[4]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value.

1

Eaton Vance Large-Cap Value Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The constant barrage of negative headlines has obscured a small but growing number of positives which, in time, could sow the seeds of economic and financial market improvement. Perhaps the most obvious positive is the relatively more attractive price of equity securities. Over the past century, stock market declines of the magnitude recently experienced have generally set the stage for years of favorable returns.

•	Also overlooked is the generally high level of financial health of corporations away from the financial sector. The average U.S. non-financial company is weathering this recession from a position of strength due to years of increased productivity and operating improvements. Profitability and balance sheet strength for many of the companies that we own are at or near historical highs. Management of U.S. companies have often been quick to respond by scaling back expansion plans, capital expenditures, and variable costs. The government’s fiscal and monetary response to the current credit crisis is unprecedented both in its scope and the speed of introduction. Fixed-interest spreads have begun to narrow in some sectors, which generally signals a move toward a more normal functioning of capital markets.

•	Which investment strategy is appropriate for the uncertain year ahead? The Eaton Vance approach to Large-Cap Value investing has delivered above-market returns for the past decade by investing in stocks that we believe to be strong company franchises, with good dividend prospects, purchased at discounts to the broad equity market. Strict adherence to these principals and the Fund’s sell discipline has rewarded our investors in the past by outperforming the Index[1] in difficult markets, while offering strong equity participation as markets advance.

•	The year ahead will no doubt present its challenges. We believe that companies meeting our demanding investment criteria will prevail, even in the most challenging economic conditions. Our equity team is dedicated to finding these opportunities and to delivering exceptional risk adjusted returns regardless of the market environment.

•	In closing, I would like to thank my fellow shareholders for your continued confidence and participation in the Fund.

1  It is not possible to invest directly in an Index.
Portfolio Composition

Top Ten Holdings2

By net assets

Exxon Mobil Corp.	2.6%
AT&T, Inc.	2.5
Verizon Communications, Inc.	2.5
JPMorgan Chase & Co.	2.5
Chevron Corp.	2.5
Nestle SA	2.5
Johnson & Johnson	2.4
Travelers Companies, Inc. (The)	2.4
Wells Fargo & Co.	2.4
ConocoPhillips	2.4

[2]	Top Ten Holdings represented 24.7% of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.
Sector Weightings3

By net assets

[3]	As a percentage of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Large-Cap Value Fund as of December 31, 2008
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of 1,000 U.S. value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[2]	Class A	Class B	Class C	Class I	Class R
Share Class Symbol	EHSTX	EMSTX	ECSTX	EILVX	ERSTX

Average Annual Total Returns (at net asset value)

One Year	-34.47%	-34.95%	-34.94%	-34.22%	-34.57%
Five Years	2.00	1.24	1.24	N.A.	N.A.
Ten Years	3.30	2.52	2.51	N.A.	N.A.
Life of Fund†	9.05	7.88	7.98	-0.71	1.02
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-38.23%	-38.18%	-35.58%	-34.22%	-34.57%
Five Years	0.80	0.86	1.24	N.A.	N.A.
Ten Years	2.69	2.52	2.51	N.A.	N.A.
Life of Fund†	8.97	7.88	7.98	-0.71	1.02

†	Inception Dates — Class A: 9/23/31; Class B: 8/17/94; Class C: 11/4/94; Class I: 12/28/04; Class R: 2/18/04

[2]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% - 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[3]	Class A	Class B	Class C	Class I	Class R

Expense Ratio	0.98%	1.73%	1.73%	0.73%	1.23%

[3]	Source: Prospectus dated 5/1/08.
Lipper Quintile Rankings4

By total return as of 12/31/08
EATON VANCE LARGE-CAP VALUE FUND — CLASS A
LIPPER LARGE-CAP VALUE FUNDS CLASSIFICATION

Period	Quintile	Ranking

1 Year	2nd	127 of 596 funds

3 Years	1st	34 of 514 funds

5 Years	1st	8 of 429 funds

10 Years	1st	9 of 187 funds

1	Source: Lipper Inc. Class A of the Fund commenced investment operations on 9/23/31.

A $10,000 hypothetical investment at net asset value in Class B and Class C shares on 12/31/98, Class I shares on 12/28/04 (commencement of operations) and Class R shares on 2/18/04 (commencement of operations) would have been valued at $12,832, $12,811, $9,716 and $10,505, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[4]	Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Large-Cap Value Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Large-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class A	$1,000.00	$705.70	$4.33
Class B	$1,000.00	$703.20	$7.58
Class C	$1,000.00	$703.00	$7.58
Class I	$1,000.00	$707.80	$3.26
Class R	$1,000.00	$705.40	$5.40

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.13
Class B	$1,000.00	$1,016.20	$8.97
Class C	$1,000.00	$1,016.20	$8.97
Class I	$1,000.00	$1,021.30	$3.86
Class R	$1,000.00	$1,018.80	$6.39

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% for Class A shares, 1.77% for Class B shares, 1.77% for Class C shares, 0.76% for Class I shares and 1.26% for Class R shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Large-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in Large-Cap Value Portfolio, at value (identified cost, $11,661,042,633)	$10,288,819,363
Receivable for Fund shares sold	118,638,637

Total assets	$10,407,458,000

Liabilities

Payable for Fund shares redeemed	$39,277,892
Payable to affiliate for distribution and service fees	2,193,190
Payable to affiliate for Trustees’ fees	124
Accrued expenses	2,035,488

Total liabilities	$43,506,694

Net Assets	$10,363,951,306

Sources of Net Assets

Paid-in capital	$13,418,487,024
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(1,684,483,741)
Accumulated undistributed net investment income	2,171,293
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(1,372,223,270)

Total	$10,363,951,306

Class A Shares

Net Assets	$7,264,003,113
Shares Outstanding	499,479,142
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.54
Maximum Offering Price Per Share
(100 ÷ 94.25 of $14.54)	$15.43

Class B Shares

Net Assets	$144,128,973
Shares Outstanding	9,909,824
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.54

Class C Shares

Net Assets	$654,757,193
Shares Outstanding	45,019,070
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.54

Class I Shares

Net Assets	$2,085,282,867
Shares Outstanding	142,988,876
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.58

Class R Shares

Net Assets	$215,779,160
Shares Outstanding	14,854,366
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.53

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $1,140,163)	$220,222,251
Interest allocated from Portfolio	9,858,957
Securities lending income allocated from Portfolio, net	3,349,415
Expenses allocated from Portfolio	(55,872,592)

Net investment income from Portfolio	$177,558,031

Expenses

Trustees’ fees and expenses	$1,151
Distribution and service fees
Class A	17,281,286
Class B	2,105,041
Class C	7,332,672
Class R	880,706
Transfer and dividend disbursing agent fees	10,379,084
Printing and postage	1,728,601
Registration fees	691,215
Legal and accounting services	88,618
Custodian fee	35,054
Miscellaneous	68,506

Total expenses	$40,591,934

Net investment income	$136,966,097

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(1,624,160,904)
Foreign currency transactions	159,615

Net realized loss	$(1,624,001,289)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(2,475,465,570)
Foreign currency	(51,841)

Net change in unrealized appreciation (depreciation)	$(2,475,517,411)

Net realized and unrealized loss	$(4,099,518,700)

Net decrease in net assets from operations	$(3,962,552,603)

See notes to financial statements

5

Eaton Vance Large-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$136,966,097	$63,254,355
Net realized loss from investment and foreign currency transactions	(1,624,001,289)	(13,098,318)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(2,475,517,411)	432,093,685

Net increase (decrease) in net assets from operations	$(3,962,552,603)	$482,249,722

Distributions to shareholders —
From net investment income
Class A	$(104,306,183)	$(58,117,803)
Class B	(1,346,486)	(1,404,585)
Class C	(5,105,998)	(3,231,613)
Class I	(22,573,457)	(4,168,045)
Class R	(2,262,349)	(1,077,691)
From net realized gain
Class A	(2,332,816)	(63,428,949)
Class B	(30,114)	(3,622,785)
Class C	(114,196)	(8,358,125)
Class I	(504,857)	(4,605,501)
Class R	(50,598)	(1,252,374)
Tax return of capital
Class A	—	(2,060,395)
Class B	—	(117,681)
Class C	—	(271,501)
Class I	—	(149,603)
Class R	—	(40,682)

Total distributions to shareholders	$(138,627,054)	$(151,907,333)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,746,428,792	$3,042,498,426
Class B	30,518,067	40,846,938
Class C	422,101,910	287,698,749
Class I	2,436,137,828	533,029,182
Class R	216,768,966	77,647,858
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	86,967,427	95,981,519
Class B	1,088,789	4,087,534
Class C	3,413,925	7,783,443
Class I	15,850,876	8,247,971
Class R	2,087,989	2,266,222
Cost of shares redeemed
Class A	(2,221,106,776)	(1,074,047,096)
Class B	(49,625,405)	(40,244,701)
Class C	(160,430,346)	(79,807,211)
Class I	(381,044,965)	(65,502,097)
Class R	(35,062,268)	(24,531,711)
Net asset value of shares exchanged
Class A	13,088,016	13,717,954
Class B	(13,088,016)	(13,717,954)

Net increase in net assets from Fund share transactions	$7,114,094,809	$2,815,955,026

Net increase in net assets	$3,012,915,152	$3,146,297,415

	Year Ended	Year Ended
Net Assets	December 31, 2008	December 31, 2007

At beginning of year	$7,351,036,154	$4,204,738,739

At end of year	$10,363,951,306	$7,351,036,154

Accumulated undistributed net investment income included in net assets

At end of year	$2,171,293	$3,018,814

See notes to financial statements

6

Eaton Vance Large-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$22.520	$21.040	$18.420	$16.880	$14.760

Income (loss) from operations

Net investment income(1)	$0.289	$0.273	$0.276	$0.214	$0.185
Net realized and unrealized gain (loss)	(7.993)	1.805	3.145	1.716	2.113

Total income (loss) from operations	$(7.704)	$2.078	$3.421	$1.930	$2.298

Less distributions

From net investment income	$(0.270)	$(0.282)	$(0.262)	$(0.198)	$(0.178)
From net realized gain	(0.006)	(0.306)	(0.539)	(0.192)	—
Tax return of capital	—	(0.010)	—	—	—

Total distributions	$(0.276)	$(0.598)	$(0.801)	$(0.390)	$(0.178)

Net asset value — End of year	$14.540	$22.520	$21.040	$18.420	$16.880

Total Return(2)	(34.47)%	9.99%	18.81%	11.47%	15.68%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,264,003	$5,709,362	$3,369,986	$1,583,242	$709,961
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.00%	0.98%†	1.01%†	1.04%†	1.07%†
Net investment income	1.53%	1.23%	1.39%	1.21%	1.21%
Portfolio Turnover of the Portfolio	61%	35%	52%	72%	56%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance Large-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$22.510	$21.040	$18.420	$16.860	$14.740

Income (loss) from operations

Net investment income(1)	$0.139	$0.103	$0.128	$0.075	$0.071
Net realized and unrealized gain (loss)	(7.980)	1.801	3.146	1.724	2.111

Total income (loss) from operations	$(7.841)	$1.904	$3.274	$1.799	$2.182

Less distributions

From net investment income	$(0.126)	$(0.118)	$(0.115)	$(0.047)	$(0.062)
From net realized gain	(0.003)	(0.306)	(0.539)	(0.192)	—
Tax return of capital	—	(0.010)	—	—	—

Total distributions	$(0.129)	$(0.434)	$(0.654)	$(0.239)	$(0.062)

Net asset value — End of year	$14.540	$22.510	$21.040	$18.420	$16.860

Total Return(2)	(34.95)%	9.13%	17.92%	10.68%	14.80%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$144,129	$261,680	$252,843	$206,114	$159,792
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.75%	1.73%†	1.76%†	1.79%†	1.82%†
Net investment income	0.72%	0.46%	0.65%	0.43%	0.46%
Portfolio Turnover of the Portfolio	61%	35%	52%	72%	56%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Large-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$22.520	$21.040	$18.420	$16.900	$14.790

Income (loss) from operations

Net investment income(1)	$0.145	$0.106	$0.128	$0.080	$0.071
Net realized and unrealized gain (loss)	(7.994)	1.808	3.146	1.717	2.117

Total income (loss) from operations	$(7.849)	$1.914	$3.274	$1.797	$2.188

Less distributions

From net investment income	$(0.128)	$(0.118)	$(0.115)	$(0.085)	$(0.078)
From net realized gain	(0.003)	(0.306)	(0.539)	(0.192)	—
Tax return of capital	—	(0.010)	—	—	—

Total distributions	$(0.131)	$(0.434)	$(0.654)	$(0.277)	$(0.078)

Net asset value — End of year	$14.540	$22.520	$21.040	$18.420	$16.900

Total Return(2)	(34.94)%	9.13%	17.92%	10.64%	14.81%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$654,757	$713,773	$462,469	$234,164	$119,453
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.75%	1.73%†	1.76%†	1.79%†	1.82%†
Net investment income	0.76%	0.48%	0.65%	0.45%	0.46%
Portfolio Turnover of the Portfolio	61%	35%	52%	72%	56%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Large-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,
					Period Ended
	2008	2007	2006	2005	December 31, 2004(1)

Net asset value — Beginning of period	$22.550	$21.040	$18.420	$16.880	$16.770

Income (loss) from operations

Net investment income(2)	$0.343	$0.340	$0.329	$0.300	$0.011
Net realized and unrealized gain (loss)	(7.989)	1.795	3.141	1.672	0.099

Total income (loss) from operations	$(7.646)	$2.135	$3.470	$1.972	$0.110

Less distributions

From net investment income	$(0.317)	$(0.309)	$(0.311)	$(0.240)	$—
From net realized gain	(0.007)	(0.306)	(0.539)	(0.192)	—
Tax return of capital	—	(0.010)	—	—	—

Total distributions	$(0.324)	$(0.625)	$(0.850)	$(0.432)	$—

Net asset value — End of period	$14.580	$22.550	$21.040	$18.420	$16.880

Total Return(3)	(34.22)%	10.27%	19.10%	11.73%	0.66	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,085,283	$549,834	$63,157	$18,590	$249
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.75%	0.73%†	0.77%†	0.79%†	0.82	%(6)†
Net investment income	1.92%	1.52%	1.65%	1.65%	6.09	%(6)
Portfolio Turnover of the Portfolio	61%	35%	52%	72%	56	%(7)

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)	For the period from the commencement of operations, December 28, 2004, to December 31, 2004.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the Portfolio’s fiscal year ended December 31, 2004.

(8)	Not annualized.

See notes to financial statements

10

Eaton Vance Large-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Year Ended December 31,
					Period Ended
	2008	2007	2006	2005	December 31, 2004(1)

Net asset value — Beginning of period	$22.490	$21.040	$18.420	$16.890	$15.310

Income (loss) from operations

Net investment income(2)	$0.246	$0.218	$0.225	$0.187	$0.125
Net realized and unrealized gain (loss)	(7.980)	1.804	3.152	1.697	1.568

Total income (loss) from operations	$(7.734)	$2.022	$3.377	$1.884	$1.693

Less distributions

From net investment income	$(0.221)	$(0.256)	$(0.218)	$(0.162)	$(0.113)
From net realized gain	(0.005)	(0.306)	(0.539)	(0.192)	—
Tax return of capital	—	(0.010)	—	—	—

Total distributions	$(0.226)	$(0.572)	$(0.757)	$(0.354)	$(0.113)

Net asset value — End of period	$14.530	$22.490	$21.040	$18.420	$16.890

Total Return(3)	(34.57)%	9.66%	18.55%	11.17%	11.10	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$215,779	$116,388	$56,284	$5,521	$664
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.25%	1.23%†	1.26%†	1.29%†	1.32	%(6)†
Net investment income	1.33%	0.98%	1.12%	1.05%	0.93	%(6)
Portfolio Turnover of the Portfolio	61%	35%	52%	72%	56	%(7)

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been the same.

(1)	For the period from the commencement of operations, February 18, 2004, to December 31, 2004.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the Portfolio’s fiscal year ended December 31, 2004.

(8)	Not annualized.

See notes to financial statements

11

Eaton Vance Large-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Value Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.0% at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,499,034,788 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net currency loss of $137,848 and a net capital loss of $143,829,210 attributable to foreign currency and security transactions, respectively, incurred after October 31, 2008. These losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for

12

Eaton Vance Large-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$135,594,473	$71,800,938
Long-term capital gains	$3,032,581	$77,466,533
Tax return of capital	$—	$2,639,862

During the year ended December 31, 2008, accumulated net realized loss was increased by $420,717, accumulated undistributed net investment income was decreased by $2,219,145 and paid-in capital was increased by $2,639,862 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$5,834,366
Capital loss carryforward and post October losses	$(1,643,001,846)
Net unrealized depreciation	$(1,417,368,238)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, distributions from REITs and partnership allocations.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $488,392 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $646,132 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $17,281,286 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan)

13

Eaton Vance Large-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2008, the Fund paid or accrued to EVD $1,578,781 and $5,499,504 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $3,076,000 and $66,257,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of average daily net assets attributable to Class R shares. For the year ended December 31, 2008, the Fund paid or accrued to EVD $440,353, representing 0.25% of the average daily net assets of Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $526,260, $1,833,168 and $440,353 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $140,000, $485,000 and $256,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolio aggregated $9,843,865,352 and $2,893,961,562, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	365,439,237	136,713,319
Issued to shareholders electing to receive payments of distributions in Fund shares	4,833,728	4,356,579
Redemptions	(125,057,984)	(48,291,491)
Exchange from Class B shares	703,381	617,037

Net increase	245,918,362	93,395,444

14

Eaton Vance Large-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class B	2008	2007

Sales	1,624,623	1,854,770
Issued to shareholders electing to receive payments of distributions in Fund shares	59,226	187,515
Redemptions	(2,693,461)	(1,819,952)
Exchange to Class A shares	(703,929)	(617,457)

Net decrease	(1,713,541)	(395,124)

	Year Ended December 31,
Class C	2008	2007

Sales	22,168,833	12,962,985
Issued to shareholders electing to receive payments of distributions in Fund shares	191,560	354,849
Redemptions	(9,042,288)	(3,597,624)

Net increase	13,318,105	9,720,210

	Year Ended December 31,
Class I	2008	2007

Sales	140,217,363	23,952,548
Issued to shareholders electing to receive payments of distributions in Fund shares	903,033	370,522
Redemptions	(22,518,009)	(2,938,489)

Net increase	118,602,387	21,384,581

	Year Ended December 31,
Class R	2008	2007

Sales	11,511,420	3,500,524
Issued to shareholders electing to receive payments of distributions in Fund shares	118,876	102,612
Redemptions	(1,952,144)	(1,102,600)

Net increase	9,678,152	2,500,536

15

Eaton Vance Large-Cap Value Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special
Investment Trust and Shareholders
of Eaton Vance Large-Cap Value Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Value Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Value Fund as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

16

Eaton Vance Large-Cap Value Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, dividends received deduction for corporations and capital gain dividends.

Qualified Dividend Income. The Fund designates $181,087,989, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2008 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gain Dividends. The Fund designates $3,032,581 as a capital gain dividend.

17

Large-Cap Value Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.0%
Security	Shares	Value

Aerospace & Defense — 5.5%

General Dynamics Corp.	3,000,000	$172,770,000
Lockheed Martin Corp.	2,000,000	168,160,000
United Technologies Corp.	4,250,000	227,800,000

		$568,730,000

Auto Components — 0.7%

Johnson Controls, Inc.	4,000,000	$72,640,000

		$72,640,000

Biotechnology — 2.4%

Amgen, Inc.(1)	3,300,000	$190,575,000
Biogen Idec, Inc.(1)	1,150,000	54,774,500

		$245,349,500

Capital Markets — 2.1%

Franklin Resources, Inc.	2,350,000	$149,883,000
Goldman Sachs Group, Inc.	800,000	67,512,000

		$217,395,000

Chemicals — 1.0%

Air Products and Chemicals, Inc.	1,250,000	$62,837,500
Dow Chemical Co. (The)	3,000,000	45,270,000

		$108,107,500

Commercial Banks — 4.6%

PNC Financial Services Group, Inc.	1,750,000	$85,750,000
U.S. Bancorp	6,000,000	150,060,000
Wells Fargo & Co.	8,400,000	247,632,000

		$483,442,000

Commercial Services & Supplies — 1.0%

Waste Management, Inc.	3,000,000	$99,420,000

		$99,420,000

Communications Equipment — 0.6%

Cisco Systems, Inc.(1)	3,650,000	$59,495,000

		$59,495,000

Computers & Peripherals — 4.1%

Hewlett-Packard Co.	6,000,000	$217,740,000
International Business Machines Corp.	2,500,000	210,400,000

		$428,140,000

Diversified Financial Services — 4.1%

Bank of America Corp.	11,500,000	$161,920,000
JPMorgan Chase & Co.	8,250,000	260,122,500

		$422,042,500

Diversified Telecommunication Services — 5.1%

AT&T, Inc.	9,300,000	$265,050,000
Verizon Communications, Inc.	7,750,000	262,725,000

		$527,775,000

Electric Utilities — 3.0%

Edison International	4,500,000	$144,540,000
FirstEnergy Corp.	3,550,000	172,459,000

		$316,999,000

Electrical Equipment — 0.6%

Emerson Electric Co.	1,750,000	$64,067,500

		$64,067,500

Energy Equipment & Services — 1.0%

Schlumberger, Ltd.	1,300,000	$55,029,000
Transocean, Ltd.(1)	1,000,000	47,250,000

		$102,279,000

Food & Staples Retailing — 5.0%

CVS Caremark Corp.	7,000,000	$201,180,000
Kroger Co. (The)	8,000,000	211,280,000
Wal-Mart Stores, Inc.	1,900,000	106,514,000

		$518,974,000

Food Products — 2.5%

Nestle SA	6,500,000	$257,387,927

		$257,387,927

Health Care Equipment & Supplies — 0.5%

Boston Scientific Corp.(1)	7,250,000	$56,115,000

		$56,115,000

See notes to financial statements

18

Large-Cap Value Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Providers & Services — 1.1%

Aetna, Inc.	4,000,000	$114,000,000

		$114,000,000

Household Products — 1.5%

Kimberly-Clark Corp.	3,000,000	$158,220,000

		$158,220,000

Industrial Conglomerates — 0.7%

General Electric Co.	4,750,000	$76,950,000

		$76,950,000

Insurance — 9.3%

ACE, Ltd.	3,000,000	$158,760,000
Aflac, Inc.	3,500,000	160,440,000
Chubb Corp.	4,000,000	204,000,000
MetLife, Inc.	5,750,000	200,445,000
Travelers Companies, Inc. (The)	5,500,000	248,600,000

		$972,245,000

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.(1)	1,700,000	$57,919,000

		$57,919,000

Machinery — 1.6%

Caterpillar, Inc.	2,500,000	$111,675,000
Deere & Co.	1,550,000	59,396,000

		$171,071,000

Media — 4.2%

Comcast Corp., Class A	10,500,000	$177,240,000
Vivendi SA	5,200,000	169,489,151
Walt Disney Co.	4,000,000	90,760,000

		$437,489,151

Metals & Mining — 1.2%

BHP Billiton, Ltd., ADR(2)	1,750,000	$75,075,000
Nucor Corp.	1,200,000	55,440,000

		$130,515,000

Multi-Utilities — 2.7%

PG&E Corp.	2,350,000	$90,968,500
Public Service Enterprise Group, Inc.	6,500,000	189,605,000

		$280,573,500

Oil, Gas & Consumable Fuels — 12.6%

Anadarko Petroleum Corp.	2,500,000	$96,375,000
Apache Corp.	1,000,000	74,530,000
Chevron Corp.(2)	3,500,000	258,895,000
ConocoPhillips	4,750,000	246,050,000
Devon Energy Corp.	1,100,000	72,281,000
Exxon Mobil Corp.	3,350,000	267,430,500
Occidental Petroleum Corp.	3,000,000	179,970,000
Peabody Energy Corp.	2,300,000	52,325,000
XTO Energy, Inc.	1,750,000	61,722,500

		$1,309,579,000

Pharmaceuticals — 7.7%

Abbott Laboratories	1,150,000	$61,375,500
Johnson & Johnson	4,250,000	254,277,500
Merck & Co., Inc.	4,000,000	121,600,000
Pfizer, Inc.	12,750,000	225,802,500
Schering-Plough Corp.	8,000,000	136,240,000

		$799,295,500

Real Estate Investment Trusts (REITs) — 1.9%

AvalonBay Communities, Inc.(2)	1,200,000	$72,696,000
Boston Properties, Inc.(2)	1,100,000	60,500,000
Simon Property Group, Inc.	1,250,000	66,412,500

		$199,608,500

Road & Rail — 1.5%

Burlington Northern Santa Fe Corp.	2,000,000	$151,420,000

		$151,420,000

Specialty Retail — 2.9%

Best Buy Co., Inc.	3,750,000	$105,412,500
Staples, Inc.	7,600,000	136,192,000
TJX Companies, Inc. (The)	2,750,000	56,567,500

		$298,172,000

Textiles, Apparel & Luxury Goods — 0.6%

Nike, Inc., Class B	1,150,000	$58,650,000

		$58,650,000

See notes to financial statements

19

Large-Cap Value Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Tobacco — 2.1%

Philip Morris International, Inc.	5,000,000	$217,550,000

		$217,550,000

Total Common Stocks
(identified cost $11,359,693,744)		$9,981,616,578

Short-Term Investments — 5.4%
	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.75%(3)	$398,591	$398,590,889
Eaton Vance Cash Collateral Fund, LLC, 2.22%(3)(4)	166,812	166,811,905

Total Short-Term Investments
(identified cost $565,611,955)		$565,402,794

Total Investments — 101.4%
(identified cost $11,925,305,699)		$10,547,019,372

Other Assets, Less Liabilities — (1.4)%		$(149,612,341)

Net Assets — 100.0%		$10,397,407,031

Industry classifications included in the Portfolio of Investments are unaudited.

ADR - American Depository Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2008.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2008.

(4)	The investment in Cash Collateral Fund, LLC includes the value of invested cash collateral received for securities on loan at December 31, 2008. The related cost of the invested cash collateral, which represents the liability of the Portfolio to repay collateral amounts upon the return of loaned securities, is included in Other Assets, Less Liabilities. At December 31, 2008, the investment in Cash Collateral Fund, LLC also includes an allocation of the change in unrealized depreciation from security loans that were terminated with the counterparty, for which the repayment obligations were settled by the Portfolio using other available cash.

See notes to financial statements

20

Large-Cap Value Portfolio as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Unaffiliated investments, at value including $162,866,795 of securities on loan (identified cost, $11,359,693,744)	$9,981,616,578
Affiliated investments, at value (identified cost, $565,611,955)	565,402,794
Cash	1,768
Dividends and interest receivable	30,035,441
Interest receivable from affiliated investment	332,363
Securities lending income receivable	342,155
Tax reclaims receivable	1,540,267

Total assets	$10,579,271,366

Liabilities

Collateral for securities loaned	$166,540,100
Payable for investments purchased	10,302,770
Payable to affiliate for investment adviser fee	4,678,626
Payable to affiliate for Trustees’ fees	12,625
Accrued expenses	330,214

Total liabilities	$181,864,335

Net Assets applicable to investors’ interest in Portfolio	$10,397,407,031

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$11,775,692,322
Net unrealized depreciation (computed on the basis of identified cost)	(1,378,285,291)

Total	$10,397,407,031

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $1,158,082)	$223,259,102
Interest	278
Securities lending income, net	3,397,324
Interest income allocated from affiliated investments	10,000,602
Expenses allocated from affiliated investment	(1,746,772)

Total investment income	$234,910,534

Expenses

Investment adviser fee	$53,183,672
Trustees’ fees and expenses	44,876
Custodian fee	1,276,025
Legal and accounting services	130,982
Miscellaneous	276,236

Total expenses	$54,911,791

Net investment income	$179,998,743

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(1,640,011,007)
Investment transactions allocated from affiliated investment	(1,918,545)
Foreign currency transactions	161,782

Net realized loss	$(1,641,767,770)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(2,513,502,406)
Foreign currency	(52,846)

Net change in unrealized appreciation (depreciation)	$(2,513,555,252)

Net realized and unrealized loss	$(4,155,323,022)

Net decrease in net assets from operations	$(3,975,324,279)

See notes to financial statements

21

Large-Cap Value Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$179,998,743	$91,114,568
Net realized loss from investment and foreign currency transactions	(1,641,767,770)	(10,805,151)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(2,513,555,252)	438,918,818

Net increase (decrease) in net assets from operations	$(3,975,324,279)	$519,228,235

Capital transactions —
Contributions	$9,895,098,577	$3,940,715,040
Withdrawals	(2,912,457,585)	(1,346,700,912)

Net increase in net assets from capital transactions	$6,982,640,992	$2,594,014,128

Net increase in net assets	$3,007,316,713	$3,113,242,363

Net Assets

At beginning of year	$7,390,090,318	$4,276,847,955

At end of year	$10,397,407,031	$7,390,090,318

See notes to financial statements

22

Large-Cap Value Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.61%	0.62%†	0.63%†	0.65%†	0.66%†
Net investment income	1.94%	1.59%	1.77%	1.59%	1.63%
Portfolio Turnover	61%	35%	52%	72%	56%

Total Return	(34.21)%	10.38%	19.26%	11.89%	16.16%

Net assets, end of year (000’s omitted)	$10,397,407	$7,390,090	$4,276,848	$2,090,791	$1,078,030

†      The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

23

Large-Cap Value Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2008, Eaton Vance Large-Cap Value Fund, Eaton Vance Balanced Fund, Eaton Vance Equity Asset Allocation Fund and Eaton Vance Capital & Income Strategies Fund held an interest of 99.0%, 0.8%, 0.05% and 0.05%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service. At December 31, 2008, Cash Collateral Fund valued its investments based on available market quotations.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the

24

Large-Cap Value Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $2 billion, 0.600% from $2 billion up to $5 billion, 0.575% from $5 billion up to $10 billion and 0.555% over $10 billion, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the year ended December 31, 2008, the Portfolio’s adviser fee totaled $54,875,946 of which $1,692,274 was allocated from Cash Management and $53,183,672 was paid or accrued directly by the Portfolio. For the year ended December 31, 2008, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.59% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $12,495,891,634 and $5,569,510,841, respectively, for the year ended December 31, 2008.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$11,970,155,399

Gross unrealized appreciation	$218,481,753
Gross unrealized depreciation	(1,641,617,780)

Net unrealized depreciation	$(1,423,136,027)

25

Large-Cap Value Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

The net unrealized appreciation on foreign currency transactions at December 31, 2008 on a federal income tax basis was $1,036.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $6,964,375 for the year ended December 31, 2008. At December 31, 2008, the value of the securities loaned and the value of the collateral received amounted to $162,866,795 and $166,540,100, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$9,554,739,500
Level 2	Other Significant Observable Inputs	992,279,872
Level 3	Significant Unobservable Inputs	—

Total		$10,547,019,372

The Portfolio held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

26

Large-Cap Value Portfolio as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Large-Cap Value Portfolio:
We have audited the accompanying statement of assets and liabilities of Large-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Value Portfolio as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

27

Eaton Vance Large-Cap Value Fund
Large Cap-Value Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Large-Cap Value Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	434,610,530	4,632,931
Thomas E. Faust Jr.	434,580,850	4,662,611
Allen R. Freedman	434,525,999	4,717,462
William H. Park	434,608,029	4,635,432
Ronald A. Pearlman	434,495,629	4,747,832
Helen Frame Peters	434,590,989	4,652,472
Heidi L. Steiger	434,591,333	4,652,128
Lynn A. Stout	434,620,829	4,622,631
Ralph F. Verni	434,579,349	4,664,112

Each nominee was also elected a Trustee of Large-Cap Value Portfolio.

Large-Cap Value Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

28

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

29

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio (s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Large-Cap Value Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Large-Cap Value Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

30

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

31

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

32

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Of the Trust since 2006 and of the Porfolio since 1999	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

33

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

This Page Intentionally Left Blank

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Investment Adviser of Large-Cap Value Portfolio
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Large-Cap Value Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Value Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

173-2/09	GNCSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2008

EATON VANCE LARGE-CAP GROWTH FUND

Annual Report December 31, 2008 EATON VANCE LARGE-CAP GROWTH FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Large-Cap Growth Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Lewis R. Piantedosi
Co-Portfolio Manager

Duncan W. Richardson, CFA
Co-Portfolio Manager
Economic and Market Conditions

•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.

•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history. While on average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments, all sectors and capitalizations suffered major losses.

•	The Russell 1000 Growth Index (the “Index”) ended the year with each of its 10 sectors posting double-digit losses. The weakest-performing sectors were energy and financials, consistent with the broader themes of 2008. Consumer staples stocks performed well relative to other sectors, given their economically-defensive characteristics.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion

•	As was true of virtually all investment vehicles for the year ended December 31, 2008, the Fund’s1 absolute returns could not escape the financial and economic upheaval that swept the U.S. and global markets during the second half of the year. However, on a relative basis, the Fund outpaced the Lipper Large-Cap Growth Funds Average and its Class A and Class I shares outperformed the Index by a modest margin.[2] The Fund’s relative returns were enhanced by underweighted allocations in the cyclical materials and energy sectors, which performed poorly for the year.

•	Making further contributions to relative performance were the Fund’s security selection in consumer staples stocks — particularly in food and staples retailing and food products — and its overweighted stance in the sector, which had a fairly strong showing during the year. The Fund’s selectivity in telecommunications names and lack of exposure to utilities also aided returns.

Eaton Vance Large-Cap Growth Fund
Total Return Performance 12/31/07 12/31/08

Class A3	-38.08%
Class B3	-38.53
Class C3	-38.56
Class I3	-37.98
Russell 1000 Growth Index[2]	-38.44
Lipper Large-Cap Growth Funds Average[2]	-40.70
See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Large-Cap Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Large-Cap Growth Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Conversely, the Fund’s investments in the consumer discretionary sector detracted from relative returns. The financials sector performed poorly across the board, but the Fund’s exposure to some of the most hard-hit capital markets stocks detracted from returns relative to the benchmark Index.

•	In the current environment of market fluctuation, management remains committed to the Fund’s investment discipline. The Fund employs a “growth at a reasonable price” investing style, seeking to acquire growth companies that are reasonably priced in relation to their fundamental value. With valuations at the lowest they have been in decades, we believe our disciplined research approach could identify attractive buying opportunities.

•	As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition

  Top Ten Holdings*

  By net assets

Wal-Mart Stores, Inc.	2.8%
QUALCOMM, Inc.	2.7
Cisco Systems, Inc.	2.5
Microsoft Corp.	2.3
Google, Inc., Class A	2.3
McAfee, Inc.	2.0
Waste Management, Inc.	2.0
PepsiCo, Inc.	2.0
Becton, Dickinson and Co.	1.9
Clorox Co. (The)	1.9

*	Top Ten Holdings represented 22.4% of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.
  Sector Weightings**

  By net assets

**	As a percentage of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.

2

Eaton Vance Large-Cap Growth Fund as of December 31, 2008
FUND PERFORMANCE
The line graphs and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Growth Index, a broad-based, unmanaged index of growth stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 9/9/02. A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 9/9/02 (commencement of operations) and in Class I shares on 5/3/07 (commencement of operations) would have been valued at $10,892, $10,892 and $6,665, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EALCX	EBLCX	ECLCX	ELCIX

Average Annual Total Returns (at net asset value)

One Year	-38.08%	-38.53%	-38.56%	-37.98%
Five Years	-1.61	-2.33	-2.35	N.A.
Life of Fund†	2.13	1.36	1.36	-21.61

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-41.65%	-41.59%	-39.18%	-37.98%
Five Years	-2.77	-2.70	-2.35	N.A.
Life of Fund†	1.18	1.36	1.36	-21.61
† Inception Dates — Class A, Class B, and Class C: 9/9/02; Class I: 5/3/07

[1]	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Gross Expense Ratio	1.405%	2.155%	2.155%	1.155%
Net Expense Ratio	1.250	2.000	2.000	1.000

[2]	Source: Prospectus dated 5/1/08. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/09. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Large-Cap Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class A	$1,000.00	$694.20	$5.41	**
Class B	$1,000.00	$691.40	$8.55	**
Class C	$1,000.00	$691.40	$8.59	**
Class I	$1,000.00	$694.30	$4.43	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.44	**
Class B	$1,000.00	$1,015.00	$10.18	**
Class C	$1,000.00	$1,015.00	$10.23	**
Class I	$1,000.00	$1,019.90	$5.28	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.27% for Class A shares, 2.01% for Class B shares, 2.02% for Class C shares and 1.04% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to the administrator, expenses would have been higher.

4

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in Large-Cap Growth Portfolio, at value (identified cost, $88,857,577)	$76,607,551
Receivable for Fund shares sold	862,365
Receivable from the administrator	56,970

Total assets	$77,526,886

Liabilities

Payable for Fund shares redeemed	$381,690
Payable to affiliate for distribution and service fees	28,513
Payable to affiliate for administration fee	9,073
Payable to affiliate for Trustees’ fees	116
Accrued expenses	68,024

Total liabilities	$487,416

Net Assets	$77,039,470

Sources of Net Assets

Paid-in capital	$100,547,860
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(11,266,023)
Accumulated undistributed net investment income	7,659
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(12,250,026)

Total	$77,039,470

Class A Shares

Net Assets	$52,923,291
Shares Outstanding	4,955,354
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.68
Maximum Offering Price Per Share
(100 ÷ 94.25 of $10.68)	$11.33

Class B Shares

Net Assets	$8,036,222
Shares Outstanding	790,539
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.17

Class C Shares

Net Assets	$15,423,540
Shares Outstanding	1,517,319
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.16

Class I Shares

Net Assets	$656,417
Shares Outstanding	61,215
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.72

On sales of $50,000 or more, the offering price of Class A is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $7,615)	$1,131,201
Interest allocated from Portfolio	108,604
Securities lending income allocated from Portfolio, net	107,562
Expenses allocated from Portfolio	(704,937)

Net investment income from Portfolio	$642,430

Expenses

Administration fee	$139,888
Trustees’ fees and expenses	1,642
Distribution and service fees
Class A	157,484
Class B	120,667
Class C	177,496
Transfer and dividend disbursing agent fees	144,928
Registration fees	49,203
Printing and postage	24,166
Custodian fee	23,141
Legal and accounting services	18,789
Miscellaneous	15,833

Total expenses	$873,237

Deduct —
Allocation of expenses to the administrator	$143,762

Total expense reductions	$143,762

Net expenses	$729,475

Net investment loss	$(87,045)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(11,263,953)
Foreign currency transactions	352

Net realized loss	$(11,263,601)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(32,153,231)
Foreign currency	(80)

Net change in unrealized appreciation (depreciation)	$(32,153,311)

Net realized and unrealized loss	$(43,416,912)

Net decrease in net assets from operations	$(43,503,957)

See notes to financial statements

5

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment loss	$(87,045)	$(201,383)
Net realized gain (loss) from investment and foreign currency transactions	(11,263,601)	1,464,715
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(32,153,311)	9,193,217

Net increase (decrease) in net assets from operations	$(43,503,957)	$10,456,549

Distributions to shareholders —
From net realized gain
Class A	$(137,871)	$(768,558)
Class B	(30,394)	(178,318)
Class C	(39,596)	(232,224)
Class I	(398)	(1,374)

Total distributions to shareholders	$(208,259)	$(1,180,474)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$35,742,901	$30,775,298
Class B	2,560,645	5,296,790
Class C	10,136,649	9,354,337
Class I	747,388	121,061
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	113,308	633,852
Class B	25,033	145,767
Class C	27,072	156,678
Class I	396	1,374
Cost of shares redeemed
Class A	(25,557,676)	(12,237,801)
Class B	(3,724,666)	(2,936,624)
Class C	(7,180,458)	(3,522,304)
Class I	(70,889)	—
Net asset value of shares exchanged
Class A	1,029,368	538,704
Class B	(1,029,368)	(538,704)
Contingent deferred sales charges
Class B	1,266	—

Net increase in net assets from Fund share transactions	$12,820,969	$27,788,428

Net increase (decrease) in net assets	$(30,891,247)	$37,064,503

	Year Ended	Year Ended
Net Assets	December 31, 2008	December 31, 2007

At beginning of year	$107,930,717	$70,866,214

At end of year	$77,039,470	$107,930,717

Accumulated undistributed net investment income included in net assets

At end of year	$7,659	$39,667

See notes to financial statements

6

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2008		2007	2006		2005		2004

Net asset value — Beginning of year	$17.300		$15.530	$14.100		$13.600		$12.390

Income (loss) from operations

Net investment income (loss)(1)	$0.021		$0.006	$(0.020)		$0.000	(2)	$0.007
Net realized and unrealized gain (loss)	(6.608)		1.954	1.773		0.902		1.277	(3)

Total income (loss) from operations	$(6.587)		$1.960	$1.753		$0.902		$1.284

Less distributions

From net realized gain	$(0.033)		$(0.190)	$(0.323)		$(0.402)		$(0.074)

Total distributions	$(0.033)		$(0.190)	$(0.323)		$(0.402)		$(0.074)

Net asset value — End of year	$10.680		$17.300	$15.530		$14.100		$13.600

Total Return(4)	(38.08)%		12.60%	12.42	%(5)	6.60%		10.37%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$52,923		$71,184	$45,236		$20,037		$15,829
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)(7)	1.30	%(8)	1.39%	1.40%		1.40	%(8)	1.40	%(8)
Net investment income (loss)	0.15%		0.04%	(0.14)%		0.00	%(9)	0.06%
Portfolio Turnover of the Portfolio	84%		46%	56%		55%		45%

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee or the administrator subsidized certain operating expenses (equal to 0.16%, less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2008, 2005 and 2004, respectively).

(9)	Less than 0.01%.

See notes to financial statements

7

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2008		2007	2006		2005		2004

Net asset value — Beginning of year	$16.580		$15.010	$13.730		$13.360		$12.260

Income (loss) from operations

Net investment loss(1)	$(0.085)		$(0.112)	$(0.125)		$(0.101)		$(0.091)
Net realized and unrealized gain (loss)	(6.293)		1.872	1.728		0.873		1.265	(2)

Total income (loss) from operations	$(6.378)		$1.760	$1.603		$0.772		$1.174

Less distributions

From net realized gain	$(0.033)		$(0.190)	$(0.323)		$(0.402)		$(0.074)

Total distributions	$(0.033)		$(0.190)	$(0.323)		$(0.402)		$(0.074)

Contingent deferred sales changes(1)	$0.001		$—	$—		$—		$—

Net asset value — End of year	$10.170		$16.580	$15.010		$13.730		$13.360

Total Return(3)	(38.53)%		11.70%	11.67	%(4)	5.74%		9.58%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$8,036		$15,802	$12,484		$11,809		$10,104
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.05	%(7)	2.14%	2.15%		2.15	%(7)	2.15	%(7)
Net investment loss	(0.62)%		(0.70)%	(0.88)%		(0.75)%		(0.72)%
Portfolio Turnover of the Portfolio	84%		46%	56%		55%		45%

(1)	Computed using average shares outstanding.

(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee or the administrator subsidized certain operating expenses (equal to 0.15%, less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2008, 2005 and 2004, respectively).

See notes to financial statements

8

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2008		2007	2006		2005		2004

Net asset value — Beginning of year	$16.590		$15.010	$13.730		$13.360		$12.270

Income (loss) from operations

Net investment loss(1)	$(0.083)		$(0.114)	$(0.127)		$(0.101)		$(0.092)
Net realized and unrealized gain (loss)	(6.314)		1.884	1.730		0.873		1.256	(2)

Total income (loss) from operations	$(6.397)		$1.770	$1.603		$0.772		$1.164

Less distributions

From net realized gain	$(0.033)		$(0.190)	$(0.323)		$(0.402)		$(0.074)

Total distributions	$(0.033)		$(0.190)	$(0.323)		$(0.402)		$(0.074)

Net asset value — End of year	$10.160		$16.590	$15.010		$13.730		$13.360

Total Return(3)	(38.56)%		11.77%	11.67	%(4)	5.74%		9.49%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$15,424		$20,818	$13,146		$7,606		$6,217
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.05	%(7)	2.14%	2.15%		2.15	%(7)	2.15	%(7)
Net investment loss	(0.60)%		(0.70)%	(0.88)%		(0.75)%		(0.73)%
Portfolio Turnover of the Portfolio	84%		46%	56%		55%		45%

(1)	Computed using average shares outstanding.

(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee or the administrator subsidized certain operating expenses (equal to 0.16%, less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2008, 2005 and 2004, respectively).

See notes to financial statements

9

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended		Period Ended
	December 31, 2008		December 31, 2007(2)

Net asset value — Beginning of period	$17.320		$16.290

Income (loss) from operations

Net investment income(1)	$0.059		$0.010
Net realized and unrealized gain (loss)	(6.626)		1.210

Total income (loss) from operations	$(6.567)		$1.220

Less distributions

From net realized gain	$(0.033)		$(0.190)

Total distributions	$(0.033)		$(0.190)

Net asset value — End of period	$10.720		$17.320

Total Return(3)	(37.98)%		7.46	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$656		$127
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.05	%(9)	1.14	%(6)
Net investment income	0.44%		0.09	%(6)
Portfolio Turnover of the Portfolio	84%		46	%(7)

(1)	Computed using average shares outstanding.

(2)	For the period from the start of business, May 3, 2007, to December 31, 2007.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the Portfolio’s fiscal year ended December 31, 2007.

(8)	Not annualized.

(9)	The administrator subsidized certain operating expenses (equal to 0.16% of average daily net assets for the year ended December 31, 2008).

See notes to financial statements

10

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Large-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (82.3% at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,984,016 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net loss of $2,352,020 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum

11

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,

	2008	2007

Distributions declared from:
Long-term capital gains	$208,259	$1,180,474

During the year ended December 31, 2008, accumulated net realized loss was increased by $125, accumulated net investment loss was decreased by $55,037 and paid-in capital was decreased by $54,912 due to differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of accumulated losses and unrealized depreciation on a tax basis were as follows:

Capital loss carryforward and post October losses	$(11,336,036)
Net unrealized depreciation	$(12,172,354)

The differences between components of accumulated losses on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2008, the administration fee amounted to $139,888. Effective April 30, 2008, EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceeded 1.25%, 2.00%, 2.00% and 1.00% annually of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. Prior to April 30, 2008, EVM had agreed to reimburse the Fund’s operating expenses to the extent that they exceeded 1.40%, 2.15%, 2.15% and 1.15% annually of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. Pursuant to these agreements, EVM was allocated $143,762 of the Fund’s operating expenses for the year ended December 31, 2008. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $6,340 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $29,726 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C Shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares

12

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $157,484 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the sale of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (See Note 5) and amounts therefore paid or payable to EVD by each respective class. Such payments were discontinued during portions of the year ended December 31, 2008 with respect to Class B. For the year ended December 31, 2008, the Fund paid or accrued to EVD $90,154 and $133,122, for Class B and Class C shares, representing 0.74% and 0.75% of the average daily net assets of Class B and Class C shares, respectively. At December 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,000 and $1,168,000 respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $30,513 and $44,374 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $7,000, $27,000 and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively. In addition, $1,266 of CDSCs were paid by Class B shareholders directly to the Fund for days when no Uncovered Distribution Charges existed.

6   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolio aggregated $48,846,198 and $37,214,100, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	2,627,820	1,872,343
Issued to shareholders electing to receive payments of distributions in Fund shares	7,358	35,994
Redemptions	(1,867,322)	(739,658)
Exchange from Class B shares	72,948	33,263

Net increase	840,804	1,201,942

	Year Ended December 31,
Class B	2008	2007

Sales	198,587	333,239
Issued to shareholders electing to receive payments of distributions in Fund shares	1,698	8,635
Redemptions	(286,209)	(186,354)
Exchange to Class A shares	(76,398)	(34,505)

Net increase (decrease)	(162,322)	121,015

13

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class C	2008	2007

Sales	805,857	591,069
Issued to shareholders electing to receive payments of distributions in Fund shares	1,835	9,276
Redemptions	(545,359)	(221,192)

Net increase	262,333	379,153

	Year Ended	Period Ended
	December 31,	December 31,
Class I	2008	2007(1)

Sales	59,567	7,250
Issued to shareholders electing to receive payments of distributions in Fund shares	25	78
Redemptions	(5,705)	—

Net increase	53,887	7,328

(1)	Class I commenced operations on May 3, 2007.

14

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special
Investment Trust and Shareholders of
Eaton Vance Large-Cap Growth Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Growth Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Growth Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

15

Eaton Vance Large-Cap Growth Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar year 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of capital gain dividends.

Capital Gain Dividends. The Fund designates $208,259 as a capital gain dividend.

16

Large-Cap Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 94.5%
Security	Shares	Value

Aerospace & Defense — 4.1%

Lockheed Martin Corp.	14,500	$1,219,160
Rockwell Collins, Inc.	30,500	1,192,245
United Technologies Corp.	25,700	1,377,520

		$3,788,925

Air Freight & Logistics — 1.2%

FedEx Corp.	18,000	$1,154,700

		$1,154,700

Beverages — 3.4%

Coca-Cola Co. (The)	28,900	$1,308,303
PepsiCo, Inc.	33,850	1,853,964

		$3,162,267

Biotechnology — 5.7%

Amgen, Inc.(1)	17,000	$981,750
Biogen Idec, Inc.(1)	33,200	1,581,316
Genentech, Inc.(1)	17,500	1,450,925
Gilead Sciences, Inc.(1)	25,200	1,288,728

		$5,302,719

Capital Markets — 1.7%

Invesco, Ltd.	61,000	$880,840
Morgan Stanley	43,400	696,136

		$1,576,976

Chemicals — 2.3%

Ecolab, Inc.	26,000	$913,900
Monsanto Co.	17,900	1,259,265

		$2,173,165

Commercial Services & Supplies — 2.0%

Waste Management, Inc.	56,000	$1,855,840

		$1,855,840

Communications Equipment — 5.1%

Cisco Systems, Inc.(1)	140,200	$2,285,260
QUALCOMM, Inc.	69,200	2,479,436

		$4,764,696

Computers & Peripherals — 4.7%

Apple, Inc.(1)	19,500	$1,664,325
Hewlett-Packard Co.	46,500	1,687,485
International Business Machines Corp.	12,000	1,009,920

		$4,361,730

Construction & Engineering — 0.7%

Fluor Corp.	15,000	$673,050

		$673,050

Consumer Finance — 0.8%

Discover Financial Services	75,000	$714,750

		$714,750

Diversified Financial Services — 0.8%

Bank of America Corp.	51,600	$726,528

		$726,528

Electrical Equipment — 1.1%

Emerson Electric Co.	28,200	$1,032,402

		$1,032,402

Electronic Equipment, Instruments & Components — 1.0%

Agilent Technologies, Inc.(1)	62,500	$976,875

		$976,875

Energy Equipment & Services — 1.8%

Halliburton Co.	35,600	$647,208
Schlumberger, Ltd.	24,000	1,015,920

		$1,663,128

Food & Staples Retailing — 5.1%

CVS Caremark Corp.	30,224	$868,638
Kroger Co. (The)	49,000	1,294,090
Wal-Mart Stores, Inc.	45,700	2,561,942

		$4,724,670

Food Products — 1.1%

Nestle SA	26,000	$1,029,552

		$1,029,552

See notes to financial statements

17

Large-Cap Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Equipment & Supplies — 6.6%

Becton, Dickinson and Co.	25,500	$1,743,945
Boston Scientific Corp.(1)	100,000	774,000
Covidien, Ltd.	31,000	1,123,440
Medtronic, Inc.	49,000	1,539,580
St. Jude Medical, Inc.(1)	30,600	1,008,576

		$6,189,541

Hotels, Restaurants & Leisure — 0.9%

Starbucks Corp.(1)	86,000	$813,560

		$813,560

Household Products — 3.0%

Clorox Co. (The)	31,300	$1,739,028
Colgate-Palmolive Co.	15,000	1,028,100

		$2,767,128

Industrial Conglomerates — 1.2%

3M Co.	18,700	$1,075,998

		$1,075,998

Insurance — 2.2%

ACE, Ltd.	22,000	$1,164,240
Aflac, Inc.	18,600	852,624

		$2,016,864

Internet Software & Services — 3.4%

Google, Inc., Class A(1)	6,900	$2,122,785
Yahoo!, Inc.(1)	89,500	1,091,900

		$3,214,685

IT Services — 2.3%

Cognizant Technology Solutions Corp.(1)	66,000	$1,191,960
MasterCard, Inc., Class A	6,900	986,217

		$2,178,177

Machinery — 0.9%

Deere & Co.	21,200	$812,384

		$812,384

Media — 3.7%

Comcast Corp., Class A	70,500	$1,190,040
Discovery Communications, Inc., Class A(1)	65,600	928,896
Walt Disney Co.	59,300	1,345,517

		$3,464,453

Metals & Mining — 0.9%

Nucor Corp.	17,400	$803,880

		$803,880

Oil, Gas & Consumable Fuels — 3.4%

Devon Energy Corp.	13,600	$893,656
Exxon Mobil Corp.	18,682	1,491,384
Hess Corp.	14,400	772,416

		$3,157,456

Pharmaceuticals — 4.5%

Abbott Laboratories	31,500	$1,681,155
Bristol-Myers Squibb Co.	30,300	704,475
Johnson & Johnson	19,500	1,166,685
Schering-Plough Corp.	40,000	681,200

		$4,233,515

Road & Rail — 0.6%

Burlington Northern Santa Fe Corp.	7,500	$567,825

		$567,825

Semiconductors & Semiconductor Equipment — 5.3%

ASML Holding NV	80,900	$1,461,863
Atheros Communications, Inc.(1)	42,000	601,020
Intel Corp.	87,000	1,275,420
Linear Technology Corp.	40,800	902,496
NVIDIA Corp.(1)	91,000	734,370

		$4,975,169

Software — 6.1%

McAfee, Inc.(1)	55,000	$1,901,350
Microsoft Corp.	111,420	2,166,005
Oracle Corp.(1)	89,500	1,586,835

		$5,654,190

See notes to financial statements

18

Large-Cap Growth Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Specialty Retail — 3.3%

Bed Bath & Beyond, Inc.(1)	35,500	$902,410
Best Buy Co., Inc.	44,400	1,248,084
Staples, Inc.	52,300	937,216

		$3,087,710

Textiles, Apparel & Luxury Goods — 1.1%

Nike, Inc., Class B	19,900	$1,014,900

		$1,014,900

Tobacco — 1.6%

Philip Morris International, Inc.	33,300	$1,448,883

		$1,448,883

Wireless Telecommunication Services — 0.9%

Rogers Communications, Inc., Class B	29,000	$872,320

		$872,320

Total Common Stocks
(identified cost $103,592,088)		$88,030,611

Short-Term Investments — 5.4%
	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.75%(2)	$5,012	$5,012,080

Total Short-Term Investments
(identified cost $5,012,080)		$5,012,080

Total Investments — 99.9%
(identified cost $108,604,168)		$93,042,691

Other Assets, Less Liabilities — 0.1%		$81,812

Net Assets — 100.0%		$93,124,503

Industry classifications included in the Portfolio of Investment are unaudited.

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2008.

See notes to financial statements

19

Large-Cap Growth Portfolio as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Unaffiliated investments, at value (identified cost, $103,592,088)	$88,030,611
Affiliated investment, at value (identified cost, $5,012,080)	5,012,080
Dividends receivable	148,258
Interest receivable from affiliated investment	2,723
Securities lending income receivable	2,127
Tax reclaims receivable	16,320

Total assets	$93,212,119

Liabilities

Payable to affiliate for investment adviser fee	$43,052
Payable to affiliate for Trustees’ fees	971
Accrued expenses	43,593

Total liabilities	$87,616

Net Assets applicable to investors’ interest in Portfolio	$93,124,503

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$108,685,531
Net unrealized depreciation (computed on the basis of identified cost)	(15,561,028)

Total	$93,124,503

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $9,285)	$1,374,792
Securities lending income, net	130,720
Interest income allocated from affiliated investment	131,946
Expenses allocated from affiliated investment	(20,479)

Total investment income	$1,616,979

Expenses

Investment adviser fee	$714,407
Trustees’ fees and expenses	5,691
Custodian fee	85,679
Legal and accounting services	27,655
Miscellaneous	2,667

Total expenses	$836,099

Deduct —
Reduction of custodian fee	$5

Total expense reductions	$5

Net expenses	$836,094

Net investment income	$780,885

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(14,292,582)
Investment transactions allocated from affiliated investment	(14,074)
Foreign currency transactions	429

Net realized loss	$(14,306,227)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(38,261,388)
Foreign currency	(178)

Net change in unrealized appreciation (depreciation)	$(38,261,566)

Net realized and unrealized loss	$(52,567,793)

Net decrease in net assets from operations	$(51,786,908)

See notes to financial statements

20

Large-Cap Growth Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$780,885	$726,340
Net realized gain (loss) from investment and foreign currency transactions	(14,306,227)	1,465,091
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(38,261,566)	11,156,360

Net increase (decrease) in net assets from operations	$(51,786,908)	$13,347,791

Capital transactions —
Contributions	$59,079,271	$53,098,448
Withdrawals	(42,288,759)	(22,342,362)

Net increase in net assets from capital transactions	$16,790,512	$30,756,086

Net increase (decrease) in net assets	$(34,996,396)	$44,103,877

Net Assets

At beginning of year	$128,120,899	$84,017,022

At end of year	$93,124,503	$128,120,899

See notes to financial statements

21

Large-Cap Growth Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2008	2007	2006		2005		2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.76%	0.75%	0.78%		0.82	%(2)	0.85	%(2)
Net investment income	0.69%	0.67%	0.48%		0.58%		0.58%
Portfolio Turnover	84%	46%	56%		55%		45%

Total Return	(37.73)%	13.30%	13.14	%(3)	7.23%		10.98%

Net assets, end of year (000’s omitted)	$93,125	$128,121	$84,017		$39,588		$32,162

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2005 and 2004, respectively).

(3)	During the year ended December 31, 2006, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2006.

See notes to financial statements

22

Large-Cap Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Large-Cap Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2008, Eaton Vance Large-Cap Growth Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 82.3% and 4.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the directions of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

23

Large-Cap Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

As of December 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the year ended December 31, 2008, the Portfolio’s adviser fee totaled $734,071 of which $19,664 was allocated from Cash Management and $714,407 was paid or accrued directly by the Portfolio. For the year ended December 31, 2008, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.65% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $109,947,361 and $92,674,282, respectively, for the year ended December 31, 2008.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2008, as determined on a federal tax income tax basis, were as follows:

Aggregate cost	$108,712,546

Gross unrealized appreciation	$3,548,214
Gross unrealized depreciation	(19,218,069)

Net unrealized depreciation	$(15,669,855)

24

Large-Cap Growth Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $65,285 for the year ended December 31, 2008. At December 31, 2008, the Portfolio had no securities on loan. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

7   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three- tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$87,001,059
Level 2	Other Significant Observable Inputs	6,041,632
Level 3	Significant Unobservable Inputs	—

Total		$93,042,691

The Portfolio held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

25

Large-Cap Growth Portfolio as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Large-Cap Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Large-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

26

Eaton Vance Large-Cap Growth Fund
Large-Cap Growth Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Large-Cap Growth Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	5,604,164	31,815
Thomas E. Faust Jr.	5,606,703	29,276
Allen R. Freedman	5,603,740	32,239
William H. Park	5,604,164	31,815
Ronald A. Pearlman	5,605,313	30,666
Helen Frame Peters	5,601,951	34,028
Heidi L. Steiger	5,601,951	34,028
Lynn A. Stout	5,606,634	29,345
Ralph F. Verni	5,604,164	31,815

Each nominee was also elected a Trustee of Large-Cap Growth Portfolio.

Large-Cap Growth Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Benjamin C. Esty	85%	2%
Thomas E. Faust Jr.	85%	2%
Allen R. Freedman	85%	2%
William H. Park	85%	2%
Ronald A. Pearlman	85%	2%
Helen Frame Peters	85%	2%
Heidi L. Steiger	85%	2%
Lynn A. Stout	85%	2%
Ralph F. Verni	85%	2%

Results are rounded to the nearest whole number.

27

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Large-Cap Growth Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Large-Cap Growth Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

29

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-and five-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Large-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

31

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2002	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

32

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 2002.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser of Large-Cap Growth Portfolio
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Large-Cap Growth Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1559-2/09	LCCSRC

Annual Report December 31, 2008

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“privacy policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser , may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Real Estate Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
          J. Scott Craig
     Portfolio Manager
•	The U.S. equity markets suffered severe declines during 2008, reflecting the combined effects of the collapse of the domestic housing market, turmoil in the financials sector, the credit crunch and a global economic slowdown. The equity markets recorded losses in all four quarters, with the downward trend continuing throughout the fourth quarter, when stocks have historically tended to rebound. No segment of the equity market was immune, with the S&P 500 Index — a broad-based, unmanaged index of stocks commonly used as a measure of the U.S. stock market - losing 36.99%.[1]

•	For the year ended December 31, 2008, real estate investment trusts (REITS) posted negative returns, underperforming the S&P 500 Index for the second consecutive year. In line with the dominant investment themes of 2008 — the widespread fallout from the weak housing market, concerns about the commercial real estate debt market, and declining employment and consumer spending — REITS were part of an overall downward trend among financial stocks. REITs, however, outperformed other stocks in the financials sector during the 12-month period.

•	The value of commercial real estate continued to be negatively impacted by the dearth of debt financing, a trend that accelerated as the year progressed. The commercial mortgage-backed securities (CMBS) market was totally dysfunctional, REIT senior unsecured bonds traded at very wide spreads, commercial banks were not eager to make loans and even domestic life insurance companies were cutting back their lending volumes. All this made it difficult for property owners to refinance existing debt, caused property sales transaction activity to fall dramatically and contributed to significant declines in property values. Fortunately, lenders who did choose to lend favored high-quality properties and strong sponsorship, and REITs generally rank high on the list of desirable borrowers based on these characteristics.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	While the Fund had a negative return for the year ended December 31, 2008, it performed well on a relative basis.[2] The Fund outperformed its benchmark, the Dow Jones Wilshire Real Estate Securities Index (the “Wilshire Index”), as well as the S&P 500 Index and its Lipper peer group.[1]

•	Crucial to the Fund’s performance were the strong balance sheets of its holdings relative to those of the benchmark Wilshire Index. In 2008, companies with strong balance sheets (i.e. low loan-to-value ratios, high debt service coverage ratios and limited near-term maturities) generally performed better than those with weak balance sheets, whatever the property type or geographic focus of the company’s portfolio.

•	Additionally, the Fund’s performance relative to the Wilshire Index was bolstered by its overweighting in apartment REITs, an outperforming area, and an emphasis on hotel manager-franchisors as opposed to hotel REITs.

Eaton Vance Real Estate Fund
Performance 12/31/07 - 12/31/08

Class I2	-33.88%
Dow Jones Wilshire Real Estate Securities Index[1]	-39.83
S&P 500 Index[1]	-36.99
Lipper Real Estate Funds Average[1]	-39.93
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Fund shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the return would be lower.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Real Estate Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Contributing negatively to performance was the Fund’s underweighting in health care REITs, which significantly outperformed during the period. In fact, the underweighting in health care REITs was the largest offset to the Fund’s strong relative performance.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Fund Composition
Top Ten Holdings*
By net assets

Simon Property Group, Inc.	8.4%
AvalonBay Communities, Inc.	6.7
Public Storage, Inc.	6.4
Boston Properties, Inc.	6.2
Equity Residential	6.2
Vornado Realty Trust	5.9
Federal Realty Investment Trust	4.4
Marriott International, Inc., Class A	3.3
Highwoods Properties, Inc.	3.1
Kimco Realty Corp.	3.0

*	Top Ten Holdings represented 53.6% of the Fund’s net assets as of 12/31/08. Excludes cash equivalents.
Sector Weightings**
By net assets

**	As a percentage of the Fund’s net assets as of 12/31/08. Excludes cash equivalents.

REITs — real estate investment trusts.

2

Eaton Vance Real Estate Fund as of December 31, 2008
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I shares of the Fund with that of the Dow Jones Wilshire Real Estate Securities Index, a broad-based, unmanaged market index, and the S&P 500 Index, a broad-based, unmanaged market index commonly used as a measure of overall U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $250,000 in each of Class I, the Dow Jones Wilshire Real Estate Securities Index, and the S&P 500 Index. The table includes the total returns of the Fund at net asset value. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class I of the Fund commenced investment operations on 4/28/06.

It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Performance[1]
Share Class Symbol	EIREX
Average Annual Total Returns (at net asset value)	Class I

One Year	-33.88%
Life of Fund†	-13.56

†	Inception Date — 4/28/06

[1]	Fund shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class I

Gross Expense Ratio	7.08%
Net Expense Ratio	1.15

[2]	From the Fund’s prospectus dated 5/1/08. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/09. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent on expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Real Estate Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Real Estate Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class I	$1,000.00	$678.20	$4.85	**

Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,019.40	$5.84	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close business on June 30, 2008.

**	Absent an allocation of expenses to the administrator, expenses would have been higher.

4

Eaton Vance Real Estate Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.8%
Security	Shares	Value

Hotels, Restaurants & Leisure — 4.9%

Choice Hotels International, Inc.	200	$6,012
Marriott International, Inc., Class A	620	12,059

		$18,071

Other — 0.6%

Brookfield Properties Corp.	305	$2,358

		$2,358

Real Estate Investment Trusts — 91.3%
Security	Shares	Value

Health Care — 4.4%

Cogdell Spencer, Inc.	300	$2,808
Health Care REIT, Inc.	125	5,275
Nationwide Health Properties, Inc.	170	4,882
Ventas, Inc.	100	3,357

		$16,322

Hotels & Resorts — 2.0%

DiamondRock Hospitality Co.	380	$1,927
Host Hotels & Resorts, Inc.	705	5,337

		$7,264

Industrial — 5.6%

AMB Property Corp.	250	$5,855
DCT Industrial Trust, Inc.	600	3,036
Eastgroup Properties, Inc.	160	5,693
ProLogis	435	6,042

		$20,626

Mall — 11.4%

Macerich Company (The)	215	$3,904
Simon Property Group, Inc.	585	31,081
Taubman Centers, Inc.	280	7,129

		$42,114

Office — 25.5%

Alexandria Real Estate Equities, Inc.	175	$10,559
Boston Properties, Inc.	415	22,825
Corporate Office Properties Trust	225	6,907
Douglas Emmett, Inc.	750	9,795
Duke Realty Corp.	145	1,589
Highwoods Properties, Inc.	425	11,628
Liberty Property Trust, Inc.	275	6,278
Mack-Cali Realty Corp.	75	1,837
SL Green Realty Corp.	35	907
Vornado Realty Trust	365	22,028

		$94,353

Residential — 21.5%

American Campus Communities, Inc.	305	$6,246
AvalonBay Communities, Inc.	410	24,838
BRE Properties, Inc.	105	2,938
Camden Property Trust	170	5,328
Equity Residential	765	22,812
Essex Property Trust, Inc.	120	9,210
Mid-America Apartment Communities, Inc.	195	7,246
Post Properties, Inc.	75	1,238

		$79,856

Shopping Center — 12.1%

Acadia Realty Trust	330	$4,709
Equity One, Inc.	100	1,770
Federal Realty Investment Trust	260	16,141
Kimco Realty Corp.	615	11,242
Regency Centers Corp.	235	10,975

		$44,837

Storage — 8.8%

Extra Space Storage, Inc.	350	$3,612
Public Storage, Inc.	300	23,850
U-Store-It Trust	1,150	5,118

		$32,580

Total Real Estate Investment Trusts		$337,952

Total Common Stocks
(identified cost $555,545)		$358,381

See notes to financial statements

5

Eaton Vance Real Estate Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 8.2%
	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.75%(1)	$31	$30,539

Total Short-Term Investments (identified cost $30,539)		$30,539

Total Investments — 105.0% (identified cost $586,084)		$388,920

Other Assets, Less Liabilities — (5.0)%		$(18,456)

Net Assets — 100.0%		$370,464

Industry classifications included in the Portfolio of Investments are unaudited.

(1)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2008.

See notes to financial statements

6

Eaton Vance Real Estate Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Unaffiliated investments, at value (identified cost, $555,545)	$358,381
Affiliated investment, at value (identified cost, $30,539)	30,539
Receivable from the administrator	3,154
Dividends receivable	3,800
Interest receivable from affiliated investment	27

Total assets	$395,901

Liabilities

Payable to affiliate for investment adviser fee	$180
Payable to affiliate for Trustees’ fees	129
Payable to affiliate for administration fee	45
Accrued expenses	25,083

Total liabilities	$25,437

Net Assets	$370,464

Sources of Net Assets

Paid-in capital	$629,042
Accumulated net realized loss (computed on the basis of identified cost)	(61,516)
Accumulated undistributed net investment income	102
Net unrealized depreciation (computed on the basis of identified cost)	(197,164)

Total	$370,464

Class I Shares

Net Assets	$370,464
Shares Outstanding	62,867
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.89

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $35)	$14,797
Interest income allocated from affiliated investment	939
Expenses allocated from affiliated investment	(161)

Total investment income	$15,575

Expenses

Investment adviser fee	$3,330
Administration fee	805
Trustees’ fees and expenses	387
Legal and accounting services	17,555
Other professional fees	2,683
Custodian fee	14,495
Registration fees	1,284
Transfer and dividend disbursing agent fees	270
Printing and postage	224
Miscellaneous	1,535

Total expenses	$42,568

Deduct —
Allocation of expenses to the administrator	36,559

Total expense reductions	$36,559

Net expenses	$6,009

Net investment income	$9,566

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(66,242)
Capital gain distributions received	5,345
Foreign currency transactions	13

Net realized loss	$(60,884)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(143,554)

Net change in unrealized appreciation (depreciation)	$(143,554)

Net realized and unrealized loss	$(204,438)

Net decrease in net assets from operations	$(194,872)

See notes to financial statements

7

Eaton Vance Real Estate Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$9,566	$6,679
Net realized gain (loss) from investment and foreign currency transactions, and capital gain distributions received	(60,884)	33,961
Net change in unrealized appreciation (depreciation) from investments	(143,554)	(155,251)

Net decrease in net assets from operations	$(194,872)	$(114,611)

Distributions to shareholders —
From net investment income	$(9,552)	$(6,591)
From net realized gain	—	(37,724)
Tax return of capital	(1,194)	(3,396)

Total distributions to shareholders	$(10,746)	$(47,711)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$—	$57,500
Net asset value of shares issued to shareholders in payment of distributions declared	1,186	48,141

Net increase in net assets from Fund share transactions	$1,186	$105,641

Net decrease in net assets	$(204,432)	$(56,681)

Net Assets

At beginning of year	$574,896	$631,577

At end of year	$370,464	$574,896

Accumulated undistributed net investment income included in net assets

At end of year	$102	$75

See notes to financial statements

8

Eaton Vance Real Estate Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,		Period Ended
			December 31,
	2008	2007	2006(1)

Net asset value — Beginning of period	$9.180	$12.050	$10.000

Income (loss) from operations

Net investment income(2)	$0.153	$0.122	$0.093
Net realized and unrealized gain (loss)	(3.271)	(2.164)	2.287

Total income (loss) from operations	$(3.118)	$(2.042)	$2.380

Less distributions

From net investment income	$(0.153)	$(0.113)	$(0.093)
From net realized gain	—	(0.656)	(0.237)
Tax return of capital	(0.019)	(0.059)	—

Total distributions	$(0.172)	$(0.828)	$(0.330)

Net asset value — End of period	$5.890	$9.180	$12.050

Total Return(3)	(33.88)%	(17.33)%	23.80	%(4)(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$370	$575	$632
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.15%	1.15%	1.15	%(6)
Net investment income	1.78%	1.05%	1.24	%(6)
Portfolio Turnover	37%	39%	21	%(7)

(1)	For the period from the start of business, April 28, 2006, to December 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	During the period from the start of business, April 28, 2006, to December 31, 2006, the investment adviser reimbursed the Fund for expenses and unrealized losses attributable to an unauthorized sale of Fund shares. The reimbursement equaled approximately $0.010 per share and increased Class I’s total return by approximately 0.10% for the period from the start of business, April 28, 2006, to December 31, 2006.

(5)	The administrator subsidized certain operating expenses (equal to 6.82%, 5.92% and 5.64% of average daily net assets for the years ended December 31, 2008 and 2007 and for the period from the start of business, April 28, 2006, to December 31, 2006, respectively). Absent this subsidy, total return would be lower.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

9

Eaton Vance Real Estate Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers Class I shares, which are offered at net asset value and are not subject to a sales charge.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Dividends from real estate investment trusts (REITs) are recorded as income, capital gains or return of capital based on the nature of the distribution. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $55,758 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

10

Eaton Vance Real Estate Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Additionally, at December 31, 2008, the Fund had net capital losses of $1,366 attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on April 28, 2006 to December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of substantially all of the distributions it receives from its investments in REITs, less expenses, as well as income from other investments. Such distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made annually (reduced by available capital loss carryforwards from prior years, if any). In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$9,552	$26,541
Long-term capital gains	—	17,774
Tax return of capital	1,194	3,396

During the year ended December 31, 2008, accumulated net realized loss was increased by $13 and accumulated undistributed net investment income was increased by $13 due to differences between book and tax accounting, primarily for foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(57,124)
Unrealized depreciation	$(201,454)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

11

Eaton Vance Real Estate Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

3   Investment Adviser Fee and Other Transactions
with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets and is payable monthly. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s adviser fee. For the year ended December 31, 2008, the Fund’s adviser fee totaled $3,488 of which $158 was allocated from Cash Management and $3,330 was paid or accrued directly by the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2008, the administration fee amounted to $805. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.15% annually of the Fund’s average daily net assets for Class I. This agreement may be changed or terminated after April 30, 2009. Pursuant to this agreement, EVM was allocated $36,559 of the Fund’s operating expenses for the year ended December 31, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $9 in sub-transfer agent fees.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $210,768 and $194,221, respectively, for the year ended December 31, 2008.

5   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class I	2008	2007

Sales	—	5,371
Issued to shareholders electing to receive payments of distributions in Fund shares	210	4,891

Net increase	210	10,262

At December 31, 2008, EVM owned 89% of the outstanding shares of the Fund.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$590,374

Gross unrealized appreciation	$3,359
Gross unrealized depreciation	(204,813)

Net unrealized depreciation	$(201,454)

7   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any borrowings or allocated fees for the year ended December 31, 2008.

8   Concentration of Risk

In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in equity securities issued by real estate companies such as REITs and other real estate related investment instruments. There are certain additional risks involved in investing in REITs. The value of the Fund’s shares may fluctuate more than the shares of a fund not concentrated in real estate industries due to, but not limited to, economic conditions, real estate values and rental income, property taxes, interest rates and tax regulatory requirements.

12

Eaton Vance Real Estate Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

9   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$358,381
Level 2	Other Significant Observable Inputs	30,539
Level 3	Significant Unobservable Inputs	—

Total		$388,920

The Fund held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

13

Eaton Vance Real Estate Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Real Estate
Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Real Estate Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, April 28, 2006, to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Real Estate Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from the start of business, April 28, 2006, to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

14

Eaton Vance Real Estate Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in February 2009 showed the tax status of all distributions paid to your account in calendar year 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations..

Qualified Dividend Income. The Fund designates approximately $613, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2008 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

15

Eaton Vance Real Estate Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	2,479	0
Thomas E. Faust Jr.	2,479	0
Allen R. Freedman	2,479	0
William H. Park	2,479	0
Ronald A. Pearlman	2,479	0
Helen Frame Peters	2,479	0
Heidi L. Steiger	2,479	0
Lynn A. Stout	2,479	0
Ralph F. Verni	2,479	0

16

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

17

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Real Estate Fund (the “Fund”) and Eaton Vance Management (“EVM” or the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with EVM for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by EVM.

The Board considered EVM’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board specifically noted EVM’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of EVM and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of EVM and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by EVM, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

18

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2007. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2007. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by EVM, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by EVM and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by EVM and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by EVM and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to EVM as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by EVM and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which EVM and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of EVM and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by EVM and its affiliates and the Fund.

19

Eaton Vance Real Estate Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

20

Eaton Vance Real Estate Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee (1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director- Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

21

Eaton Vance Real Estate Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

22

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance Real Estate Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Real Estate Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2685-2/09	REFSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2008

EATON VANCE SMALL-CAP FUND

Annual Report December 31, 2008 EATON VANCE SMALL-CAP FUND

1

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Small-Cap Fund as of December 31 , 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Nancy B. Tooke, CFA
Portfolio Manager
Economic and Market Conditions
•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.

•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history. By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.

•	Each of the 10 major sectors within the S&P SmallCap 600 Index (the “Index”) had a negative return for the year.[1] The top-performing sector was utilities, followed by consumer staples, financials and industrials. Telecommunication services, materials, energy and consumer discretionary produced the weakest sector performance. By far, the market-leading industry for 2008 was pharmaceuticals, followed by industrial conglomerates, road and rail, gas utilities and multi-utilities. The poorest performers were automobiles, metals and mining, real estate management and development, and life sciences tools and services.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	During the fiscal year ended December 31, 2008, the Fund outperformed the average return of the funds in its Lipper peer group. The Index, however, outperformed all share classes of the Fund.[1,2]

•	After strong relative performance during the first half of fiscal year 2008, the Fund — as was true of virtually all investment vehicles — could not escape the financial and economic upheaval that swept the U.S. and global markets during the second half of the year. The fourth quarter provided a particularly wild ride — with market volatility reaching an extreme — and no sectors or industries were spared net declines. Small-cap stocks did rally after the market lows of November 20, 2008. As in the past, however, the lowest-quality, smallest-capitalization stocks rebounded the most, and the Fund was largely not invested in these lower-quality names.

•	Strong stock selection in the consumer staples sector, coupled with the Fund’s overweight in this sector, boosted performance the most for the year. The Fund’s underweight in the consumer discretionary sector made a positive contribution relative to its benchmark Index, although stock selection tempered this somewhat. Over the course of the year, consumers reined in spending and increasingly sought better value for their purchases; for example, buying unbranded cereals and generic over-the-counter drugs rather than name brands. This emphasis on

Eaton Vance Small-Cap Fund
Total Return Performance 12/31/07 — 12/31/08

Class A3	-38.36%
Class B3	-38.81
Class C3	-38.78
Class I3	-39.80	*
S&P SmallCap 600 Index[1]	-31.07
Lipper Small-Cap Growth Funds Average[1]	-42.10

*	Performance since share class inception on 9/2/08.
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Small-Cap Portfolio (formerly Small-Cap Growth Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

1

Eaton Vance Small-Cap Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	better value was a theme represented in virtually all of the Fund’s consumer holdings. Also additive to performance was that the Fund had no exposure to the telecommunication services sector, which significantly underperformed the benchmark Index.

•	On the negative side, stock selection in the industrials sector was the biggest detractor from the Fund’s performance for the year. Toward the end of the third quarter and into the fourth quarter, however, management began a transition out of holdings that could be classified as high-quality “late cyclicals” (i.e., stocks that tend to perform well late in an economic cycle) when it became clear that the U.S. economy would not experience a soft, but rather a jarring landing during the economic downturn.

•	The Fund’s significant overweight in the energy sector, as well as its stock selection there, also detracted from relative returns. This overweight benefited performance during the first half of the year, as energy prices soared, with oil prices peaking in early July 2008. During the second half of the year, however, energy prices plummeted faster than the Fund could reduce its energy exposure.

•	In the financials sector, the Fund had less than half the weighting of its benchmark, which hurt performance, as the sector outperformed the Index. Financials bottomed in July 2008 and then started to trend upward, but, based on fundamentals, it was difficult to formulate a sound argument for owning names in the sector at that time. Financials, especially small-cap financials, also constitute a large proportion of small-cap indices. Historically, the problems that beset large-cap financials have tended to extend to small-cap financials several months later, and there are indications that this tendency may be intact.

•	Effective September 1, 2008, the Fund changed its name to Eaton Vance Small-Cap Fund and the Portfolio to Small-Cap Portfolio.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s future investments and may change due to active management.
Portfolio Composition
Top Ten Holdings1

By nets assets

Dollar Tree, Inc.	2.2%
Chattem, Inc.	2.2
Euronet Worldwide, Inc.	2.0
Scientific Games Corp., Class A	2.0
Ralcorp Holdings, Inc.	2.0
Advance Auto Parts, Inc.	1.9
Perrigo Co.	1.9
Cullen/Frost Bankers, Inc.	1.9
ResMed, Inc.	1.9
Perini Corp.	1.9

[1]	Top Ten Holdings represented 19.9% of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.
Sector Weightings2

By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.

2

Eaton Vance Small-Cap Fund as of December 31, 2008
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small-capitalization stocks trading in the U.S. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETEGX	EBSMX	ECSMX	EISGX
Average Annual Total Returns (at net asset value)
One Year	-38.36%	-38.81%	-38.78%	N.A.
Five Years	-1.32	-2.05	-2.03	N.A.
Ten Years	2.76	N.A.	N.A.	N.A.
Life of Fund†	5.03	-1.43	-1.82	-39.80	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-41.91%	-41.70%	-39.35%	N.A.
Five Years	-2.47	-2.41	-2.03	N.A.
Ten Years	2.15	N.A.	N.A.	N.A.
Life of Fund†	4.52	-1.43	-1.82	-39.80	%††

†	Inception dates: Class A: 1/2/97; Class B: 5/7/02; Class C: 5/3/02; Class I: 9/2/08 †† Returns are cumulative since inception of the share class.

†	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I
Gross Expense Ratio	2.26%	3.01%	3.01%	2.01%
Net Expense Ratio	1.50	2.25	2.25	1.25

[2]	Source: Prospectus dated 5/1/08, as supplemented 8/29/08. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 1/2/97.
A $10,000 hypothetical investment at net asset value in Class B shares on 5/7/02 (commencement of operations), Class C shares on 5/3/02 (commencement of operations) and Class I shares on 9/2/08 (commencement of operations) would have been valued at $9,086, $8,846 and $6,020, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

Eaton Vance Small-Cap Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Small-Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual*
Class A	$1,000.00	$566.90	$6.54	***
Class B	$1,000.00	$565.10	$9.25	***
Class C	$1,000.00	$565.30	$9.44	***
Class I	$1,000.00	$602.00	$3.31	***

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,016.80	$8.42	***
Class B	$1,000.00	$1,013.30	$11.89	***
Class C	$1,000.00	$1,013.10	$12.14	***
Class I	$1,000.00	$1,018.90	$6.34	***

*	Class I had not commenced operations as of July 1, 2008. Actual expenses are equal to the Fund’s annualized expense ratio of 1.66% for Class A shares, 2.35% for Class B shares, 2.40% for Class C shares and 1.25% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 for Class A, Class B and Class C (to reflect the one-half year period) and by 121/366 for Class I (to reflect the period from commencement of operations on September 2, 2008 to December 31, 2008). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008 (August 29, 2008 for Class I). The Example reflects the expenses of both the Fund and Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.66% for Class A shares, 2.35% for Class B shares, 2.40% for Class C shares and 1.25% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

***	Absent an allocation of expenses to the administrator, the expenses would have been higher.

4

Eaton Vance Small-Cap Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in Small-Cap Portfolio, at value (identified cost, $64,055,869)	$50,426,543
Receivable for Fund shares sold	1,203,179
Receivable from the administrator	77,740

Total assets	$51,707,462

Liabilities

Payable for Fund shares redeemed	$351,502
Payable to affiliate for distribution and service fees	15,946
Payable to affiliate for administration fees	6,026
Payable to affiliate for Trustees’ fees	125
Accrued expenses	57,798

Total liabilities	$431,397

Net Assets	$51,276,065

Sources of Net Assets

Paid-in capital	$80,243,884
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(15,348,727)
Accumulated undistributed net investment income	10,234
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(13,629,326)

Total	$51,276,065

Class A Shares

Net Assets	$38,810,966
Shares Outstanding	4,696,410
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.26
Maximum Offering Price Per Share
(100 ÷ 94.25 of $8.26)	$8.76

Class B Shares

Net Assets	$2,623,678
Shares Outstanding	316,517
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.29

Class C Shares

Net Assets	$7,790,370
Shares Outstanding	968,497
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.04

Class I Shares

Net Assets	$2,051,051
Shares Outstanding	241,294
Net Asset Value, Offering Price and Redemption Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.50

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $403)	$209,307
Interest and other income allocated from Portfolio	81,646
Expenses allocated from Portfolio	(350,539)

Net investment loss from Portfolio	$(59,586)

Expenses

Administration fee	$54,719
Trustees’ fees and expenses	463
Distribution and service fees
Class A	69,907
Class B	29,804
Class C	53,629
Transfer and dividend disbursing agent fees	80,700
Registration fees	75,425
Legal and accounting services	36,037
Printing and postage	15,853
Custodian fee	13,332
Miscellaneous	11,182

Total expenses	$441,051

Deduct —
Allocation of expenses to the administrator	$109,238

Total expense reductions	$109,238

Net expenses	$331,813

Net investment loss	$(391,399)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(14,864,062)
Foreign currency transactions	501

Net realized loss	$(14,863,561)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(16,842,337)

Net change in unrealized appreciation (depreciation)	$(16,842,337)

Net realized and unrealized loss	$(31,705,898)

Net decrease in net assets from operations	$(32,097,297)

See notes to financial statements

5

Eaton Vance Small-Cap Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Asset	December 31, 2008	December 31, 2007

From operations —
Net investment loss	$(391,399)	$(229,412)
Net realized gain (loss) from investment and foreign currency transactions	(14,863,561)	1,440,463
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(16,842,337)	1,357,478

Net increase (decrease) in net assets from operations	$(32,097,297)	$2,568,529

Distributions to shareholders —
From net realized gain
Class A	$(734,559)	$(421,939)
Class B	(152,006)	(101,255)
Class C	(181,946)	(107,815)

Total distributions to shareholders	$(1,068,511)	$(631,009)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$72,374,702	$6,472,271
Class B	2,150,789	863,151
Class C	10,579,127	1,562,202
Class I	2,060,491	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	645,852	369,829
Class B	133,973	88,694
Class C	124,300	99,282
Cost of shares redeemed
Class A	(20,511,862)	(2,809,123)
Class B	(907,966)	(578,222)
Class C	(1,742,577)	(687,682)
Net asset value of shares exchanged
Class A	91,442	76,287
Class B	(91,442)	(76,287)

Net increase in net assets from Fund share transactions	$64,906,829	$5,380,402

Net increase in net assets	$31,741,021	$7,317,922

Net Assets

At beginning of year	$19,535,044	$12,217,122

At end of year	$51,276,065	$19,535,044

Accumulated undistributed net investment income included in net assets

At end of year	$10,234	$10,720

See notes to financial statements

6

Eaton Vance Small-Cap Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$14.230	$12.240	$10.620	$10.010	$9.680

Income (loss) from operations

Net investment loss(1)	$(0.100)	$(0.158)	$(0.138)	$(0.143)	$(0.160)
Net realized and unrealized gain (loss)	(5.114)	2.627	1.758	0.753	0.490

Total income (loss) from operations	$(5.214)	$2.469	$1.620	$0.610	$0.330

Less distributions

From net realized gain	$(0.756)	$(0.479)	$—	$—	$—

Total distributions	$(0.756)	$(0.479)	$—	$—	$—

Net asset value — End of year	$8.260	$14.230	$12.240	$10.620	$10.010

Total Return(2)	(38.36)%	20.09%	15.25%	6.11%	3.36	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$38,811	$13,008	$7,636	$7,508	$9,418
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.70%	1.85%	2.00%	2.00%	2.00%
Net investment loss	(0.89)%	(1.13)%	(1.20)%	(1.45)%	(1.72)%
Portfolio Turnover of the Portfolio	94%	75%	103%	218%	276%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The net increase from gains through the Fund’s investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.30%, 0.37%, 0.69%, 0.69% and 0.49% of average daily net assets for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance Small-Cap Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$14.380	$12.460	$10.890	$10.340	$10.080

Income (loss) from operations

Net investment loss(1)	$(0.209)	$(0.266)	$(0.230)	$(0.223)	$(0.239)
Net realized and unrealized gain (loss)	(5.125)	2.665	1.800	0.773	0.499

Total income (loss) from operations	$(5.334)	$2.399	$1.570	$0.550	$0.260

Less distributions

From net realized gain	$(0.756)	$(0.479)	$—	$—	$—

Total distributions	$(0.756)	$(0.479)	$—	$—	$—

Net asset value — End of year	$8.290	$14.380	$12.460	$10.890	$10.340

Total Return(2)	(38.81)%	19.18%	14.42%	5.32%	2.58	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,624	$3,135	$2,465	$2,440	$2,458
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	2.45%	2.60%	2.75%	2.75%	2.75%
Net investment loss	(1.75)%	(1.89)%	(1.96)%	(2.20)%	(2.47)%
Portfolio Turnover of the Portfolio	94%	75%	103%	218%	276%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The net increase from gains through the Fund’s investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.30%, 0.37%, 0.69%, 0.69% and 0.49% of average daily net assets for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Small-Cap Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$13.980	$12.120	$10.600	$10.060	$9.800

Income (loss) from operations

Net investment loss(1)	$(0.180)	$(0.258)	$(0.223)	$(0.218)	$(0.232)
Net realized and unrealized gain (loss)	(5.004)	2.597	1.743	0.758	0.492

Total income (loss) from operations	$(5.184)	$2.339	$1.520	$0.540	$0.260

Less distributions

From net realized gain	$(0.756)	$(0.479)	$—	$—	$—

Total distributions	$(0.756)	$(0.479)	$—	$—	$—

Net asset value — End of year	$8.040	$13.980	$12.120	$10.600	$10.060

Total Return(2)	(38.78)%	19.22%	14.34%	5.37%	2.65	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,790	$3,392	$2,116	$1,950	$2,353
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	2.45%	2.60%	2.75%	2.75%	2.75%
Net investment loss	(1.66)%	(1.89)%	(1.95)%	(2.20)%	(2.47)%
Portfolio Turnover of the Portfolio	94%	75%	103%	218%	276%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The net increase from gains through the Fund’s investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.30%, 0.37%, 0.69%, 0.69% and 0.49% of average daily net assets for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Small-Cap Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	December 31, 2008(1)

Net asset value — Beginning of period	$14.12

Income (loss) from operations

Net investment income(2)	$0.010
Net realized and unrealized loss	(5.630)

Total loss from operations	$(5.620)

Net asset value — End of period	$8.500

Total Return(3)	(39.80	)%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,051
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)(6)	1.25	%(7)
Net investment income	0.34	%(7)
Portfolio Turnover of the Portfolio	94	%(9)

(1)	For the period from the start of business, September 2, 2008, to December 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	The administrator subsidized certain operating expenses (equal to 0.50% of average daily net assets for the period ended December 31, 2008). Absent this subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

(9)	For the Portfolio’s year ended December 31, 2008.

See notes to financial statements

10

Eaton Vance Small-Cap Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Small-Cap Fund (formerly, Eaton Vance Small-Cap Growth Fund) (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Small-Cap Portfolio (formerly, Small-Cap Growth Portfolio) (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (81.6% at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $5,212,316 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net capital loss of $9,686,950, attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may

11

Eaton Vance Small-Cap Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Long-term capital gains	$1,068,511	$631,009

During the year ended December 31, 2008, accumulated net realized loss was increased by $166, accumulated net investment loss was decreased by $390,913, and paid-in capital was decreased by $390,747 due to differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(14,899,266)
Net unrealized depreciation	$(14,068,553)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2008, the administration fee amounted to $54,719. Effective August 29, 2008, EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.50%, 2.25%, 2.25% and 1.25% annually of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2010. Prior to August 29, 2008, EVM had agreed to reimburse the Fund’s operating expenses to the extent that they exceeded 1.80%, 2.55% and 2.55% annually of the Fund’s average daily net assets for Class A, Class B and Class C, respectively. Pursuant to these agreements, EVM was allocated $109,238 of the Fund’s operating expenses for the year ended December 31, 2008. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $4,405 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $44,435 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares

12

Eaton Vance Small-Cap Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $69,907 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2008, the Fund paid or accrued to EVD $22,353 and $40,222 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2008, the amount of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $159,000 and $801,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $7,451 and $13,407 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $1,000, $5,000 and $4,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolio aggregated $86,057,541 and $23,359,434, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.

Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	5,911,089	462,308
Issued to shareholders electing to receive payments of distributions in Fund shares	52,852	25,470
Redemptions	(2,190,143)	(202,773)
Exchange from Class B shares	8,454	5,424

Net increase	3,782,252	290,429

	Year Ended December 31,
Class B	2008	2007

Sales	174,170	60,445
Issued to shareholders electing to receive payments of distributions in Fund shares	10,866	6,046
Redemptions	(78,138)	(41,021)
Exchange to Class A shares	(8,409)	(5,356)

Net increase	98,489	20,114

13

Eaton Vance Small-Cap Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class C	2008	2007

Sales	892,738	111,668
Issued to shareholders electing to receive payments of distributions in Fund shares	10,571	6,957
Redemptions	(177,461)	(50,462)

Net increase	725,848	68,163

Period Ended
Class I	December 31, 2008(1)

Sales	241,294

Net increase	241,294

(1)	Class I commenced operations on September 2, 2008.

8   Name Change

Effective September 1, 2008, the name of Eaton Vance Small-Cap Fund was changed from Eaton Vance Small-Cap Growth Fund.

14

Eaton Vance Small-Cap Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of
Eaton Vance Small-Cap Fund (formerly Eaton Vance Small-Cap Growth Fund):
We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), as of December 31, 2008, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Fund as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

15

Eaton Vance Small-Cap Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar year 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of capital gain dividends.

Capital Gain Dividends. The Fund designates $1,068,511 as a capital gain dividend.

16

Small-Cap Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.2%
Security	Shares	Value

Aerospace & Defense — 3.5%

Alliant Techsystems, Inc.(1)	13,260	$1,137,178
Ceradyne, Inc.(1)	50,285	1,021,288

		$2,158,466

Capital Markets — 2.9%

Affiliated Managers Group, Inc.(1)	17,060	$715,155
Lazard, Ltd., Class A	36,510	1,085,807

		$1,800,962

Chemicals — 1.7%

Calgon Carbon Corp.(1)	35,970	$552,499
Terra Industries, Inc.	30,140	502,434

		$1,054,933

Commercial Banks — 2.4%

Cullen/Frost Bankers, Inc.	23,140	$1,172,735
Glacier Bancorp, Inc.	17,830	339,127

		$1,511,862

Commercial Services & Supplies — 1.6%

FTI Consulting, Inc.(1)	21,710	$970,003

		$970,003

Communications Equipment — 1.7%

Comtech Telecommunications Corp.(1)	23,130	$1,059,817

		$1,059,817

Computers & Peripherals — 1.4%

Stratasys, Inc.(1)	81,895	$880,371

		$880,371

Construction & Engineering — 5.1%

Foster Wheeler, Ltd.(1)	42,910	$1,003,236
Granite Construction, Inc.	22,560	991,061
Perini Corp.(1)	49,530	1,158,011

		$3,152,308

Distributors — 1.7%

LKQ Corp.(1)	91,550	$1,067,473

		$1,067,473

Electrical Equipment — 1.1%

Baldor Electric Co.	37,580	$670,803

		$670,803

Electronic Equipment, Instruments & Components — 3.4%

FLIR Systems, Inc.(1)	35,230	$1,080,856
National Instruments Corp.	41,860	1,019,710

		$2,100,566

Energy Equipment & Services — 3.6%

CARBO Ceramics, Inc.	27,640	$982,049
NATCO Group, Inc., Class A(1)	44,400	673,992
Willbros Group, Inc.(1)	70,351	595,873

		$2,251,914

Food Products — 2.0%

Ralcorp Holdings, Inc.(1)	20,810	$1,215,304

		$1,215,304

Health Care Equipment & Supplies — 7.3%

Analogic Corp.	24,420	$666,178
IDEXX Laboratories, Inc.(1)	10,250	369,820
Immucor, Inc.(1)	18,220	484,288
ResMed, Inc.(1)	31,110	1,166,003
West Pharmaceutical Services, Inc.	26,535	1,002,227
Wright Medical Group, Inc.(1)	41,210	841,920

		$4,530,436

Health Care Providers & Services — 1.7%

VCA Antech, Inc.(1)	53,170	$1,057,020

		$1,057,020

Hotels, Restaurants & Leisure — 2.0%

Scientific Games Corp., Class A(1)	69,850	$1,225,169

		$1,225,169

See notes to financial statements

17

Small-Cap Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Household Products — 1.7%

Church & Dwight Co., Inc.	18,445	$1,035,133

		$1,035,133

Industrial Conglomerates — 1.3%

Textron, Inc.	57,650	$799,606

		$799,606

Insurance — 5.9%

Fidelity National Financial, Inc., Class A	62,400	$1,107,600
Hanover Insurance Group, Inc. (The)	16,240	697,833
HCC Insurance Holdings, Inc.	36,940	988,145
Markel Corp.(1)	2,760	825,240

		$3,618,818

IT Services — 3.6%

Euronet Worldwide, Inc.(1)	108,445	$1,259,046
SAIC, Inc.(1)	48,710	948,871

		$2,207,917

Life Sciences Tools & Services — 0.8%

Bruker BioSciences Corp.(1)	129,810	$524,432

		$524,432

Machinery — 4.6%

Astec Industries, Inc.(1)	27,870	$873,167
Bucyrus International, Inc., Class A	34,210	633,569
Manitowoc Co., Inc. (The)	100,060	866,520
Valmont Industries, Inc.	7,510	460,814

		$2,834,070

Metals & Mining — 0.5%

Cliffs Natural Resources, Inc.	13,070	$334,723

		$334,723

Multiline Retail — 3.4%

Big Lots, Inc.(1)	48,370	$700,881
Dollar Tree, Inc.(1)	33,190	1,387,342

		$2,088,223

Multi-Utilities — 0.8%

CMS Energy Corp.	48,010	$484,901

		$484,901

Oil, Gas & Consumable Fuels — 7.9%

Forest Oil Corp.(1)	56,530	$932,180
Goodrich Petroleum Corp.(1)	38,100	1,141,095
Petrohawk Energy Corp.(1)	63,030	985,159
Range Resources Corp.	13,160	452,572
St. Mary Land & Exploration Co.	34,160	693,790
Walter Industries, Inc.	37,830	662,403

		$4,867,199

Personal Products — 2.2%

Chattem, Inc.(1)	19,025	$1,360,858

		$1,360,858

Pharmaceuticals — 1.9%

Perrigo Co.	36,620	$1,183,192

		$1,183,192

Professional Services — 1.2%

Robert Half International, Inc.	34,410	$716,416

		$716,416

Road & Rail — 3.2%

Kansas City Southern(1)	43,890	$836,105
Landstar System, Inc.	29,270	1,124,846

		$1,960,951

Semiconductors & Semiconductor Equipment — 5.8%

Atheros Communications, Inc.(1)	39,470	$564,816
Cypress Semiconductor Corp.(1)	255,400	1,141,638
Intersil Corp., Class A	67,770	622,806
Varian Semiconductor Equipment Associates, Inc.(1)	38,110	690,553
Verigy, Ltd.(1)	59,910	576,334

		$3,596,147

Software — 3.3%

Sybase, Inc.(1)	40,429	$1,001,426
Synopsys, Inc.(1)	55,510	1,028,045

		$2,029,471

See notes to financial statements

18

Small-Cap Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Specialty Retail — 1.9%

Advance Auto Parts, Inc.	35,680	$1,200,632

		$1,200,632

Textiles, Apparel & Luxury Goods — 1.8%

Gildan Activewear, Inc.(1)	94,370	$1,109,791

		$1,109,791

Trading Companies & Distributors — 1.3%

GATX Corp.	25,210	$780,754

		$780,754

Total Common Stocks
(identified cost $74,111,033)		$59,440,641

Short-Term Investments — 4.0%
	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.75%(2)	$2,449	$2,448,799

Total Short-Term Investments
(identified cost $2,448,799)		$2,448,799

Total Investments — 100.2%
(identified cost $76,559,832)		$61,889,440

Other Assets, Less Liabilities — (0.2)%		$(118,559)

Net Assets — 100.0%		$61,770,881

Industry classifications included in the Portfolio of Investments are unaudited.

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2008.

See notes to financial statements

19

Small-Cap Portfolio as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Unaffiliated investments, at value (identified cost, $74,111,033)	$59,440,641
Affiliated investment, at value (identified cost, $2,448,799)	2,448,799
Dividends receivable	49,526
Interest receivable from affiliated investment	3,031

Total assets	$61,941,997

Liabilities

Payable for investments purchased	$79,593
Payable to affiliate for investment adviser fee	34,635
Payable to affiliate for Trustees’ fees	491
Accrued expenses	56,397

Total liabilities	$171,116

Net Assets applicable to investors’ interest in Portfolio	$61,770,881

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$76,441,273
Net unrealized depreciation (computed on the basis of identified cost)	(14,670,392)

Total	$61,770,881

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $579)	$281,762
Interest and other income	542
Interest income allocated from affiliated investment	119,282
Expenses allocated from affiliated investment	(21,534)

Total investment income	$380,052

Expenses

Investment adviser fee	$373,442
Trustees’ fees and expenses	2,360
Custodian fee	58,997
Legal and accounting services	50,890
Miscellaneous	2,236

Total expenses	$487,925

Net investment loss	$(107,873)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(17,412,828)
Foreign currency transactions	965

Net realized loss	$(17,411,863)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(21,421,532)

Net change in unrealized appreciation (depreciation)	$(21,421,532)

Net realized and unrealized loss	$(38,833,395)

Net decrease in net assets from operations	$(38,941,268)

See notes to financial statements

20

Small-Cap Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment loss	$(107,873)	$(86,330)
Net realized gain (loss) from investment and foreign currency transactions	(17,411,863)	3,189,172
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(21,421,532)	2,762,759

Net increase (decrease) in net assets from operations	$(38,941,268)	$5,865,601

Capital transactions —
Contributions	$90,182,261	$13,947,683
Withdrawals	(28,127,386)	(7,019,291)

Net increase in net assets from capital transactions	$62,054,875	$6,928,392

Net increase in net assets	$23,113,607	$12,793,993

Net Assets

At beginning of year	$38,657,274	$25,863,281

At end of year	$61,770,881	$38,657,274

See notes to financial statements

21

Small-Cap Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2008	2007	2006		2005		2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.97%	0.97%	1.07	%(2)	1.14	%(2)	1.18	%(2)
Net investment loss	(0.20)%	(0.26)%	(0.29)%		(0.59)%		(0.90)%
Portfolio Turnover	94%	75%	103%		218%		276%

Total Return	(37.89)%	21.13%	16.33%		7.02%		4.23	%(3)

Net assets, end of year (000’s omitted)	$61,771	$38,657	$25,863		$29,045		$28,804

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser voluntarily waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended December 31, 2006, 2005 and 2004, respectively).

(3)	The net gains realized on the disposal of investments purchased which did not meet the Portfolio’s investment guidelines had no effect on total return for the year ended December 31, 2004.

See notes to financial statements

22

Small-Cap Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Small-Cap Portfolio (formerly, Small-Cap Growth Portfolio) (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2008, Eaton Vance Small-Cap Fund (formerly, Eaton Vance Small-Cap Growth Fund) and Eaton Vance Equity Asset Allocation Fund held an interest of 81.6% and 2.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

23

Small-Cap Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

As of December 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the year ended December 31, 2008, the Portfolio’s adviser fee totaled $394,219 of which $20,777 was allocated from Cash Management and $373,442 was paid or accrued directly by the Portfolio. For the year ended December 31, 2008, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.75% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $109,386,625 and $46,852,039, respectively, for the year ended December 31, 2008.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$76,753,418

Gross unrealized appreciation	$2,279,791
Gross unrealized depreciation	(17,143,769)

Net unrealized depreciation	$(14,863,978)

24

Small-Cap Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

6   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments
	Valuation Inputs	in Securities

Level 1	Quoted Prices	$59,440,641
Level 2	Other Significant Observable Inputs	2,448,799
Level 3	Significant Unobservable Inputs	—

Total		$61,889,440

The Portfolio held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

7   Name Change

Effective September 1, 2008, the name of Small-Cap Portfolio was changed from Small-Cap Growth Portfolio.

25

Small-Cap Portfolio as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Small-Cap Portfolio (formerly Small-Cap
Growth Portfolio):
We have audited the accompanying statement of assets and liabilities of Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Small-Cap Portfolio as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

26

Eaton Vance Small-Cap Fund
Small-Cap Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Small-Cap Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	4,234,288	44,410
Thomas E. Faust Jr.	4,232,317	46,381
Allen R. Freedman	4,234,873	43,825
William H. Park	4,234,873	43,825
Ronald A. Pearlman	4,234,288	44,410
Helen Frame Peters	4,234,288	44,410
Heidi L. Steiger	4,234,873	43,825
Lynn A. Stout	4,234,288	44,410
Ralph F. Verni	4,234,873	43,825

Each nominee was also elected a Trustee of Small-Cap Portfolio.

Small-Cap Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Benjamin C. Esty	80%	1%
Thomas E. Faust Jr.	80%	1%
Allen R. Freedman	80%	1%
William H. Park	80%	1%
Ronald A. Pearlman	80%	1%
Helen Frame Peters	80%	1%
Heidi L. Steiger	80%	1%
Lynn A. Stout	80%	1%
Ralph F. Verni	80%	1%

Results are rounded to the nearest whole number.

27

Eaton Vance Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio (s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Small-Cap Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Small-Cap Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

29

Eaton Vance Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance Small-Cap Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

31

Eaton Vance Small-Cap Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

32

Eaton Vance Small-Cap Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Nancy B. Tooke 10/25/46	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Previously, Senior Managing Director and Small and Mid-Cap Core portfolio manager with ForstmannLeff Associates (2004-2006). Previously, Executive Vice President and portfolio manager with Schroder Investment Management North America, Inc. (1994-2004). Officer of 3 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser of Small-Cap Portfolio
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Small-Cap Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Small-Cap Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

164-2/09	SCGSRC

Eaton Vance
Investment Managers

at's News—
YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2008

EATON VANCE SMALL-CAP VALUE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Small-Cap Value Fund a s   o f   D e c e m b e r   3 1 , 2 0 0 8

M A N A G E M E N T ’ S   D I S C U S S I O N   O F   F U N D   P E R F O R M A N C E
Economic and Market Conditions
•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.
•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history. By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ended December 31, 2008, all share classes of Eaton Vance Small-Cap Value Fund (the “Fund”) outperformed their benchmark index — the Russell 2000 Value Index (the “Index”) — and outperformed the average return of the funds in its Lipper peer group.[1]

•	Favorable stock selection in the consumer staples, consumer discretionary and health care sectors provided much of the Fund’s relative upside. Positive stock selection and a beneficial overweighting in utilities also lifted performance compared to the Index. Conversely, an underweighting and unfavorable security selection in financials proved costly. Stock selection also detracted from the Fund’s results in the information technology sector, though a relative underweighting helped temper some of the downside.

•	Given the extreme market volatility of 2008, the Fund remained defensively positioned compared to the Index, as illustrated in part by the nearly 3-to-1 overweighting of the historically defensive consumer staples sector. Of the 10 market segments in the Index, consumer staples had the lone positive return during the past year. While overweighting the sector did help, security selection was the key driver of the Fund’s outperformance, particularly within the food and staples retailing industry.
Eaton Vance Small-Cap Value Fund
Total Return Performance 12/31/07 — 12/31/08

Class A2	-26.59%
Class B2	-27.15
Class C2	-27.16
Russell 2000 Value Index[1]	-28.92
Lipper Small-Cap Value Funds Average[1]	-33.45
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of expenses to the administrator, the returns would be lower.

1

Eaton Vance Small-Cap Value Fund a s   o f   D e c e m b e r   3 1 , 2 0 0 8

M A N A G E M E N T ’ S   D I S C U S S I O N   O F   F U N D   P E R F O R M A N C E
•	The Fund’s stock selection in the economically sensitive consumer discretionary sector was beneficial. Having no exposure to the weak performance of media companies — which fell more than 72% collectively in 2008 — proved timely, as did avoiding automobile manufacturers, which plunged amid a sharp decline in consumer spending.

•	In health care — another sector traditionally perceived to be defensive in times of economic stress — the Fund benefited from an overweighting and, to an even greater extent, strong security selection. Investments in pharmaceutical stocks did particularly well. Having twice the benchmark’s weighting in the drug industry also worked to the Fund’s advantage.

•	Turning to detractors, security selection and a sizable underweighting in financials hurt the Fund’s absolute and relative results. Nearly all of the downside compared to the Index stemmed from the Fund’s stock picks among commercial banks. As a group, commercial banks have been impeded by a host of setbacks, including mortgage loan defaults, narrow interest rate spreads and deteriorating credit conditions in general.

•	Having less exposure than its benchmark Index to the weak-performing information technology sector was positive for the Fund; unfortunately, the advantage of that positioning was more than offset by disappointing security selection, especially within the semiconductor universe. Several of the Fund’s largest individual detractors were semiconductor stocks, particularly those related to consumer electronics or with automotive applications.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s future investments and may change due to active management.
Fund Composition
Top Ten Holdings1
By net assets

Piedmont Natural Gas Co., Inc.	3.2%
IPC Holdings, Ltd.	2.8
First Niagara Financial Group, Inc.	2.7
Trustmark Corp.	2.7
National Penn Bancshares, Inc.	2.7
Chiquita Brands International, Inc.	2.7
Barnes Group, Inc.	2.6
Carter’s, Inc.	2.5
Dick’s Sporting Goods, Inc.	2.5
Tupperware Brands Corp.	2.4

1	Top Ten Holdings represented 26.8% of the Fund’s net assets as of 12/31/08. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Fund’s net assets as of 12/31/08. Excludes cash equivalents.

2

Eaton Vance Small-Cap Value Fund a s   o f   D e c e m b e r   3 1 , 2 0 0 8

F U N D   P E R F O R M A N C E
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 2000 Value Index, a broad-based, unmanaged index of value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 2000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EAVSX	EBVSX	ECVSX

Average Annual Total Returns (at net asset value)
One Year	-26.59%	-27.15%	-27.16%
Five Years	1.09	0.34	0.34
Life of Fund†	3.76	3.52	3.48

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-30.80%	-30.79%	-27.89%
Five Years	-0.11	0.02	0.34
Life of Fund†	2.83	3.52	3.48

†	Inception dates: Class A: 6/28/02; Class B: 7/9/02; Class C: 7/3/02

[1]	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	2.09%	2.84%	2.84%
Net Expense Ratio	1.65	2.40	2.40

[2]	Source: Prospectus dated 5/1/08. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent an expense limitation or waiver in effect for certain periods, performance would have been lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Sources: Lipper Inc. Class A of the Fund commenced operations on 6/28/02.
A $10,000 hypothetical investment at net asset value in Class B shares on 7/9/02 (commencement of operations) and Class C shares on 7/3/02 (commencement of operations) would have been valued at $12,519 and $12,488, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

Eaton Vance Small-Cap Value Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Small-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 — 12/31/08)

Actual
Class A	$1,000.00	$773.60	$7.36	**
Class B	$1,000.00	$770.60	$10.68	**
Class C	$1,000.00	$770.60	$10.68	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.80	$8.36	**
Class B	$1,000.00	$1,013.10	$12.14	**
Class C	$1,000.00	$1,013.10	$12.14	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% for Class A shares, 2.40% for Class B shares and 2.40% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008.

**	Absent an allocation of expenses to the administrator, the expenses would have been higher.

4

Eaton Vance Small-Cap Value Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 84.2%
Security	Shares	Value

Auto Components — 1.4%

BorgWarner, Inc.	11,900	$259,063

		$259,063

Chemicals — 2.2%

RPM International, Inc.	29,800	$396,042

		$396,042

Commercial Banks — 12.4%

First Midwest Bancorp, Inc.	19,800	$395,406
Glacier Bancorp, Inc.	17,500	332,850
National Penn Bancshares, Inc.	33,400	484,634
Prosperity Bancshares, Inc.	12,600	372,834
Sterling Bancshares, Inc.	27,200	165,376
Trustmark Corp.	22,600	487,934

		$2,239,034

Communications Equipment — 1.5%

Brocade Communications Systems, Inc.(1)	24,000	$67,200
NETGEAR, Inc.(1)	18,300	208,803

		$276,003

Containers & Packaging — 2.2%

AptarGroup, Inc.	11,200	$394,688

		$394,688

Electric Utilities — 4.9%

Cleco Corp.	17,900	$408,657
Portland General Electric Co.	4,400	85,668
Westar Energy, Inc.	19,300	395,843

		$890,168

Electrical Equipment — 1.9%

A.O. Smith Corp.	11,500	$339,480

		$339,480

Electronic Equipment, Instruments & Components — 1.2%

Mettler Toledo International, Inc.(1)	3,100	$208,940

		$208,940

Energy Equipment & Services — 2.7%

Bristow Group, Inc.(1)	6,600	$176,814
Oil States International, Inc.(1)	16,300	304,647

		$481,461

Food & Staples Retailing — 2.1%

BJ’s Wholesale Club, Inc.(1)	11,200	$383,712

		$383,712

Food Products — 2.7%

Chiquita Brands International, Inc.(1)	32,700	$483,306

		$483,306

Gas Utilities — 3.2%

Piedmont Natural Gas Co., Inc.	18,200	$576,394

		$576,394

Health Care Equipment & Supplies — 4.2%

Teleflex, Inc.	8,400	$420,840
West Pharmaceutical Services, Inc.	8,800	332,376

		$753,216

Health Care Providers & Services — 2.3%

Owens & Minor, Inc.	10,900	$410,385

		$410,385

Hotels, Restaurants & Leisure — 1.3%

Jack in the Box, Inc.(1)	10,400	$229,736

		$229,736

Household Durables — 2.4%

Tupperware Brands Corp.	19,400	$440,380

		$440,380

Household Products — 2.2%

Church & Dwight Co., Inc.	7,000	$392,840

		$392,840

Insurance — 2.8%

IPC Holdings, Ltd.	17,100	$511,290

		$511,290

See notes to financial statements

5

Eaton Vance Small-Cap Value Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

IT Services — 1.9%

MAXIMUS, Inc.	9,900	$347,589

		$347,589

Machinery — 9.6%

Barnes Group, Inc.	33,000	$478,500
Crane Co.	3,200	55,168
Gardner Denver, Inc.(1)	13,000	303,420
Lincoln Electric Holdings, Inc.	5,200	264,836
Nordson Corp.	4,100	132,389
Timken Co. (The)	3,100	60,853
Trinity Industries, Inc.	3,400	53,584
Wabtec Corp.	9,500	377,625

		$1,726,375

Oil, Gas & Consumable Fuels — 1.6%

Stone Energy Corp.(1)	20,000	$220,400
Walter Industries, Inc.	3,600	63,036

		$283,436

Personal Products — 2.2%

Chattem, Inc.(1)	5,500	$393,415

		$393,415

Professional Services — 1.4%

Watson Wyatt Worldwide, Inc.	5,500	$263,010

		$263,010

Real Estate Investment Trusts (REITs) — 3.0%

Senior Housing Properties Trust	10,700	$191,744
Tanger Factory Outlet Centers	9,100	342,342

		$534,086

Specialty Retail — 2.5%

Dick’s Sporting Goods, Inc.(1)	32,300	$455,753

		$455,753

Textiles, Apparel & Luxury Goods — 3.7%

Carter’s, Inc.(1)	23,700	$456,462
Hanesbrands, Inc.(1)	17,200	219,300

		$675,762

Thrifts & Mortgage Finance — 4.7%

Astoria Financial Corp.	17,800	$293,344
First Niagara Financial Group, Inc.	30,200	488,334
Washington Federal, Inc.	4,900	73,304

		$854,982

Total Common Stocks
(identified cost $14,831,731)		$15,200,546

Investment Funds — 2.0%
Security	Shares	Value

iShares Russell 2000 Value Index Fund	7,500	$368,775

		$368,775

Total Investment Funds
(identified cost $364,774)		$368,775

Total Investments — 86.2%
(identified cost $15,196,505)		$15,569,321

Other Assets, Less Liabilities — 13.8%		$2,493,191

Net Assets — 100.0%		$18,062,512

Industry classifications included in the Portfolio of Investments are unaudited.

(1)	Non-income producing security.

See notes to financial statements

6

Eaton Vance Small-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investments, at value (identified cost, $15,196,505)	$15,569,321
Cash	2,490,960
Receivable for Fund shares sold	321,561
Receivable from the administrator	2,487
Dividends and interest receivable	27,121

Total assets	$18,411,450

Liabilities

Payable for Fund shares redeemed	$279,555
Payable to affiliate for investment adviser fee	13,921
Payable to affiliate for distribution and service fees	7,584
Payable to affiliate for administration fee	2,088
Payable to affiliate for Trustees’ fees	258
Accrued expenses	45,532

Total liabilities	$348,938

Net Assets	$18,062,512

Sources of Net Assets

Paid-in capital	$21,701,640
Accumulated net realized loss (computed on the basis of identified cost)	(4,005,256)
Accumulated net investment loss	(6,688)
Net unrealized appreciation (computed on the basis of identified cost)	372,816

Total	$18,062,512

Class A Shares

Net Assets	$11,004,862
Shares Outstanding	1,110,237
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.91
Maximum Offering Price Per Share
(100 ÷ 94.25 of $9.91)	$10.51

Class B Shares

Net Assets	$2,121,681
Shares Outstanding	217,806
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.74

Class C Shares

Net Assets	$4,935,969
Shares Outstanding	507,906
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.72

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends	$326,310
Interest	9,984

Total investment income	$336,294

Expenses

Investment adviser fee	$188,871
Administration fee	28,331
Trustees’ fees and expenses	821
Distribution and service fees
Class A	26,054
Class B	31,047
Class C	53,607
Registration fees	38,961
Transfer and dividend disbursing agent fees	35,975
Custodian fee	34,451
Legal and accounting services	28,305
Printing and postage	13,189
Miscellaneous	12,199

Total expenses	$491,811

Deduct —
Allocation of expenses to the administrator	$116,785

Total expense reductions	$116,785

Net expenses	$375,026

Net investment loss	$(38,732)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(3,665,705)

Net realized loss	$(3,665,705)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(2,240,016)

Net change in unrealized appreciation (depreciation)	$(2,240,016)

Net realized and unrealized loss	$(5,905,721)

Net decrease in net assets from operations	$(5,944,453)

See notes to financial statements

7

Eaton Vance Small-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment loss	$(38,732)	$(132,158)
Net realized gain (loss) from investment transactions	(3,665,705)	1,918,124
Net change in unrealized appreciation (depreciation) from investments	(2,240,016)	(1,319,573)

Net increase (decrease) in net assets from operations	$(5,944,453)	$466,393

Distributions to shareholders —
From net realized gain
Class A	$—	$(1,336,422)
Class B	—	(503,275)
Class C	—	(702,076)
Tax return of capital
Class A	—	(47,909)
Class B	—	(17,730)
Class C	—	(24,992)

Total distributions to shareholders	$—	$(2,632,404)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$7,460,169	$4,445,609
Class B	570,784	698,932
Class C	3,044,481	1,689,498
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	1,277,149
Class B	—	451,737
Class C	—	591,902
Cost of shares redeemed
Class A	(4,462,951)	(4,631,695)
Class B	(1,263,715)	(1,358,269)
Class C	(2,200,142)	(1,972,395)
Net asset value of shares exchanged
Class A	317,195	235,131
Class B	(317,195)	(235,131)

Net increase in net assets from Fund share transactions	$3,148,626	$1,192,468

Net decrease in net assets	$(2,795,827)	$(973,543)

	Year Ended	Year Ended
Net Assets	December 31, 2008	December 31, 2007

At beginning of year	$20,858,339	$21,831,882

At end of year	$18,062,512	$20,858,339

Accumulated undistributed net investment income (loss) included in net assets

At end of year	$(6,688)	$3,582

See notes to financial statements

8

Eaton Vance Small-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$13.500	$14.970	$14.850	$14.240	$12.050

Income (loss) from operations

Net investment income (loss)(1)	$0.018	$(0.033)	$(0.042)	$(0.065)	$(0.073)
Net realized and unrealized gain (loss)	(3.608)	0.430	2.110	0.675	2.279

Total income (loss) from operations	$(3.590)	$0.397	$2.068	$0.610	$2.206

Less distributions

From net realized gain	$—	$(1.802)	$(1.948)	$—	$(0.016)
Tax return of capital	—	(0.065)	—	—	—

Total distributions	$—	$(1.867)	$(1.948)	$—	$(0.016)

Net asset value — End of year	$9.910	$13.500	$14.970	$14.850	$14.240

Total Return(2)	(26.59)%	2.31%	13.92%	4.28%	18.33%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$11,005	$11,131	$10,931	$10,284	$7,635
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.65%	1.68%	1.75%	1.75%	1.75	%(5)
Net investment income (loss)	0.15%	(0.21)%	(0.27)%	(0.45)%	(0.58)%
Portfolio Turnover of the Portfolio(6)	—	—	—	—	1%
Portfolio Turnover of the Fund	76%	49%	51%	28%	5%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser and/or the administrator subsidized certain operating expenses (equal to 0.62%, 0.41%, 0.31%, 0.57% and 0.74% of average daily net assets for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s expenses while the Fund was making investments directly into the Portfolio.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

9

Eaton Vance Small-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$13.370	$14.960	$14.950	$14.430	$12.310

Income (loss) from operations

Net investment loss(1)	$(0.080)	$(0.152)	$(0.162)	$(0.175)	$(0.172)
Net realized and unrealized gain (loss)	(3.550)	0.429	2.120	0.695	2.308

Total income (loss) from operations	$(3.630)	$0.277	$1.958	$0.520	$2.136

Less distributions

From net realized gain	$—	$(1.802)	$(1.948)	$—	$(0.016)
Tax return of capital	—	(0.065)	—	—	—

Total distributions	$—	$(1.867)	$(1.948)	$—	$(0.016)

Net asset value — End of year	$9.740	$13.370	$14.960	$14.950	$14.430

Total Return(2)	(27.15)%	1.50%	13.10%	3.60%	17.37%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,122	$4,037	$4,915	$4,905	$3,391
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.40%	2.43%	2.50%	2.50%	2.50	%(5)
Net investment loss	(0.66)%	(0.98)%	(1.02)%	(1.20)%	(1.33)%
Portfolio Turnover of the Portfolio(6)	—	—	—	—	1%
Portfolio Turnover of the Fund	76%	49%	51%	28%	5%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser and/or the administrator subsidized certain operating expenses (equal to 0.62%, 0.41%, 0.31%, 0.57% and 0.74% of average daily net assets for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s expenses while the Fund was making investments directly into the Portfolio.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

10

Eaton Vance Small-Cap Value Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$13.330	$14.910	$14.910	$14.400	$12.280

Income (loss) from operations

Net investment loss(1)	$(0.075)	$(0.151)	$(0.161)	$(0.175)	$(0.171)
Net realized and unrealized gain (loss)	(3.535)	0.438	2.109	0.685	2.307

Total income (loss) from operations	$(3.610)	$0.287	$1.948	$0.510	$2.136

Less distributions

From net realized gain	$—	$(1.802)	$(1.948)	$—	$(0.016)
Tax return of capital	—	(0.065)	—	—	—

Total distributions	$—	$(1.867)	$(1.948)	$—	$(0.016)

Net asset value — End of year	$9.720	$13.330	$14.910	$14.910	$14.400

Total Return(2)	(27.16)%	1.57%	13.06%	3.54%	17.41%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,936	$5,690	$5,986	$5,501	$4,030
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.40%	2.43%	2.50%	2.50%	2.50	%(5)
Net investment loss	(0.63)%	(0.97)%	(1.01)%	(1.20)%	(1.32)%
Portfolio Turnover of the Portfolio(6)	—	—	—	—	1%
Portfolio Turnover of the Fund	76%	49%	51%	28%	5%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser and/or the administrator subsidized certain operating expenses (equal to 0.62%, 0.41%, 0.31%, 0.57% and 0.74% of average daily net assets for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively). Absent this subsidy, total return would be lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s expenses while the Fund was making investments directly into the Portfolio.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

11

Eaton Vance Small-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,456,427 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had net capital losses of $1,542,525 attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

12

Eaton Vance Small-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$—	$457,980
Long-term capital gains	—	2,083,793
Tax return of capital	—	90,631

During the year ended December 31, 2008, accumulated net realized loss was decreased by $16,547, accumulated net investment loss was decreased by $28,462 and paid-in capital was decreased by $45,009 due to differences between book and tax accounting, primarily for net operating losses and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(3,998,952)
Net unrealized appreciation	$359,824

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and distributions from REITs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended December 31, 2008, the fee amounted to $188,871 or 1.00% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Fund to Fox Asset Management LLC (Fox), an affiliate of EVM. BMR pays Fox a portion of its advisory fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at the annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2008, the administration fee amounted to $28,331. EVM has agreed to reimburse the

13

Eaton Vance Small-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund’s operating expenses to the extent that they exceed 1.65%, 2.40% and 2.40% annually of the Fund’s average daily net assets for Class A, Class B and Class C, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $116,785 of the Fund’s operating expenses for the year ended December 31, 2008. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $2,990 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,691 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $26,054 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2008, the Fund paid or accrued to EVD $23,285 and $40,205 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $10,000 and $477,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $7,762 and $13,402 for Class B and Class C shares, respectively.

5    Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $100, $7,000 and $2,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

14

Eaton Vance Small-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

6    Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $14,461,664 and $13,734,116, respectively, for the year ended December 31, 2008.

7    Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	637,432	282,340
Issued to shareholders electing to receive payments of distributions in Fund shares	—	90,549
Redemptions	(376,096)	(293,520)
Exchange from Class B shares	24,590	14,879

Net increase	285,926	94,248

	Year Ended December 31,
Class B	2008	2007

Sales	48,051	44,843
Issued to shareholders electing to receive payments of distributions in Fund shares	—	32,288
Redemptions	(107,279)	(88,827)
Exchange to Class A shares	(24,932)	(14,950)

Net decrease	(84,160)	(26,646)

	Year Ended December 31,
Class C	2008	2007

Sales	272,121	109,185
Issued to shareholders electing to receive payments of distributions in Fund shares	—	42,442
Redemptions	(191,023)	(126,207)

Net increase	81,098	25,420

8    Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$15,209,497

Gross unrealized appreciation	$1,455,644
Gross unrealized depreciation	(1,095,820)

Net unrealized appreciation	$359,824

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

10   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

Eaton Vance Small-Cap Value Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

At December 31, 2008, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$15,569,321
Level 2	Other Significant Observable Inputs	—
Level 3	Significant Unobservable Inputs	—

Total		$15,569,321

The Fund held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

16

Eaton Vance Small-Cap Value Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Small-Cap
Value Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Value Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Value Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

17

Eaton Vance Small-Cap Value Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

Eaton Vance Small-Cap Value Fund

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	1,119,443	80,492
Thomas E. Faust Jr.	1,119,443	80,492
Allen R. Freedman	1,119,443	80,492
William H. Park	1,119,443	80,492
Ronald A. Pearlman	1,119,443	80,492
Helen Frame Peters	1,115,786	84,148
Heidi L. Steiger	1,119,443	80,492
Lynn A. Stout	1,119,443	80,492
Ralph F. Verni	1,119,443	80,492

19

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

20

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Small-Cap Value Fund (the “Fund”) with Boston Management and Research (the “Adviser”), and the sub-advisory agreement with Fox Asset Management LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research and similar services to the Fund and whose responsibilities include supervising the Sub-adviser. The Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Board also reviewed information regarding the personnel of the Sub-adviser who provide services to the Fund and noted the Sub-adviser’s experience in managing equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

21

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2007 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund and noted that in May 2007 the Adviser implemented additional waivers/reimbursements with respect to the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

22

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

23

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

24

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

J. Bradley Ohlmuller 6/14/68	Vice President	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

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Investment Adviser of Eaton Vance Small-Cap Value Fund
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Small-Cap Value Fund
Fox Asset Management LLC
331 Newman Springs Road
Red Bank, NJ 07701

Administrator of Eaton Vance Small-Cap Value Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Small-Cap Value Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1303-2/09	SCVSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2008

EATON VANCE SPECIAL EQUITIES FUND

A n n u a l R e p o r t D e c e m b e r 3 1 , 2 0 0 8
EATON VANCE SPECIAL EQUITIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Special Equities Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Logo
Nancy B. Tooke, CFA
Portfolio Manager
Economic and Market Conditions

•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.

•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history. By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.

•	Each of the 10 major sectors within the S&P SmallCap 600 Index (the “Index”) had a negative return for the year.[1] The top-performing sector was utilities, followed by consumer staples, financials and industrials. Telecommunication services, materials, energy and consumer discretionary produced the weakest sector performance. By far, the market-leading industry for 2008 was pharmaceuticals, followed by industrial conglomerates, road and rail, gas utilities and multi-utilities. The poorest performers were automobiles, metals and mining, real estate management and development, and life sciences tools and services.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	For the fiscal year ended December 31, 2008, all of the Fund’s share classes outperformed the average return of the funds in their Lipper peer group. However, the Fund underperformed its benchmark Index for the period. [1,2]

•	After strong relative performance during the first half of fiscal year 2008, the Fund – as was true of virtually all investment vehicles – could not escape the financial and economic upheaval that swept the U.S. and global markets during the second half of the year. The fourth quarter provided a particularly wild ride – with market volatility reaching an extreme – and no sectors or industries were spared net declines. Small-cap stocks did rally after the market lows of November 20, 2008. As in the past, however, the lowest-quality, smallest-capitalization stocks rebounded the most, and the Fund was largely not invested in these lower-quality names.

•	Although the Fund was slightly overweighted in consumer staples, strong stock selection in this sector boosted performance the most for the year. The Fund’s underweight in the consumer discretionary sector made a positive contribution relative to its benchmark Index, although stock selection tempered this somewhat. Over the course of the year, consumers reined in spending and increasingly sought better value for their purchases; for example, buying unbranded cereals and generic over-the-counter drugs rather than name brands. This emphasis on better value was a theme represented in virtually all of the Fund’s consumer holdings. Also additive to performance was that the Fund had no exposure to the telecommunication services sector, which significantly underperformed the benchmark Index.

Eaton Vance Special Equities Fund
Total Return Performance 12/31/07 – 12/31/08

Class A3	-42.02%
Class B3	-42.50
Class C3	-42.41
S&P SmallCap 600 Index[1]	-31.07
Lipper Mid-Cap Growth Funds Average[1]	-44.49
See page 3 for more performance information.
1	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

2	The Fund currently invests in a separate registered investment company, Special Equities Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

3	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

Eaton Vance Special Equities Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

•	On the negative side, stock selection in the industrials sector was the biggest detractor from the Fund’s performance for the year. Toward the end of the third quarter and into the fourth quarter, however, management began a transition out of holdings that could be classified as high-quality “late cyclicals” (i.e., stocks that tend to perform well late in an economic cycle) when it became clear that the U.S. economy would not experience a soft, but rather a jarring landing during the economic downturn.

•	The Fund’s significant overweight in the energy sector, as well as its stock selection there, also detracted from relative returns. This overweight benefited performance during the first half of the year, as energy prices soared, with oil prices peaking in early July 2008. During the second half of the year, however, energy prices plummeted faster than the Fund could reduce its energy exposure.

•	In the financials sector, the Fund had less than half the weighting of its benchmark, which hurt performance, as the sector outperformed the Index. Financials bottomed in July 2008 and then started to trend upward, but, based on fundamentals, it was difficult to formulate a sound argument for owning names in the sector at that time. Financials, especially small-cap financials, also constitute a large proportion of small-cap indices. Historically, the problems that beset large-cap financials have tended to extend to small-cap financials several months later, and there are indications that this tendency may be intact.

•	Stock selection in the health care sector, where the Fund was slightly underweighted, also detracted from performance, as did the Fund’s overweight in the information technology sector and its stock selection there.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s future investments and may change due to active management.
Portfolio Composition

  Top Ten Holdings1

  By net assets

Perrigo Co.	2.4%
Dollar Tree, Inc.	2.3
Advance Auto Parts, Inc.	2.2
Landstar System, Inc.	2.1
Alliant Techsystems, Inc.	2.1
Church & Dwight Co., Inc.	2.1
Scientific Games Corp., Class A	2.1
Euronet Worldwide, Inc.	2.1
Cullen/Frost Bankers, Inc.	2.0
Perini Corp.	2.0
[1]	Top Ten Holdings represented 21.4% of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.
  Sector Weightings2

    By net assets
[2] As a percentage of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.

Eaton Vance Special Equities Fund as of December 31, 2008
FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small-capitalization stocks trading in the U.S. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EVSEX	EMSEX	ECSEX

Average Annual Total Returns (at net asset value)

One Year	-42.02%	-42.50%	-42.41%
Five Years	-1.67	-2.44	-2.41
Ten Years	-2.26	-3.00	-3.00
Life of Fund†	6.31	2.07	2.09

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-45.35%	-45.38%	-42.98%
Five Years	-2.83	-2.83	-2.41
Ten Years	-2.84	-3.00	-3.00
Life of Fund†	6.16	2.07	2.09
† Inception dates: Class A: 4/22/68; Class B: 8/22/94; Class C: 11/17/94
[1]	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.39%	2.14%	2.14%
[2] Source: Prospectus dated 5/1/08.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 4/22/68.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 12/31/98 would have been valued at $7,375 and $7,376, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Special Equities Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Special Equities Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class A	$1,000.00	$536.00	$5.48
Class B	$1,000.00	$533.60	$8.37
Class C	$1,000.00	$534.20	$8.41

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.00	$7.20
Class B	$1,000.00	$1,014.20	$10.99
Class C	$1,000.00	$1,014.20	$11.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42% for Class A shares, 2.17% for Class B shares and 2.18% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Special Equities Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in Special Equities Portfolio, at value (identified cost, $74,363,899)	$60,590,119
Receivable for Fund shares sold	189,372

Total assets	$60,779,491

Liabilities

Payable for Fund shares redeemed	$302,094
Payable to affiliate for distribution and service fees	16,532
Payable to affiliate for Trustees’ fees	125
Accrued expenses	70,195

Total liabilities	$388,946

Net Assets	$60,390,545

Sources of Net Assets

Paid-in capital	$111,184,880
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(37,027,589)
Accumulated undistributed net investment income	7,034
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(13,773,780)

Total	$60,390,545

Class A Shares

Net Assets	$52,977,604
Shares Outstanding	5,566,580
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.52
Maximum Offering Price Per Share
(100 ÷ 94.25 of $9.52)	$10.10

Class B Shares

Net Assets	$1,451,557
Shares Outstanding	156,360
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.28

Class C Shares

Net Assets	$5,961,384
Shares Outstanding	641,825
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.29

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $738)	$357,975
Interest allocated from Portfolio	86,979
Expenses allocated from Portfolio	(558,688)

Net investment loss from Portfolio	$(113,734)

Expenses

Trustees’ fees and expenses	$1,215
Distribution and service fees
Class A	158,966
Class B	21,152
Class C	54,447
Transfer and dividend disbursing agent fees	129,051
Registration fees	55,923
Legal and accounting services	34,523
Printing and postage	27,683
Custodian fee	19,321
Miscellaneous	11,490

Total expenses	$513,771

Net investment loss	$(627,505)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(21,672,278)
Foreign currency transactions	1,652

Net realized loss	$(21,670,626)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(25,420,521)

Net change in unrealized appreciation (depreciation)	$(25,420,521)

Net realized and unrealized loss	$(47,091,147)

Net decrease in net assets from operations	$(47,718,652)

See notes to financial statements

5

Eaton Vance Special Equities Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment loss	$(627,505)	$(485,773)
Net realized gain (loss) from investment and foreign currency transactions	(21,670,626)	5,838,907
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(25,420,521)	4,663,559

Net increase (decrease) in net assets from operations	$(47,718,652)	$10,016,693

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$68,639,626	$12,983,340
Class B	1,346,505	1,062,135
Class C	7,868,588	1,907,345
Cost of shares redeemed
Class A	(28,616,097)	(8,075,761)
Class B	(772,360)	(1,057,252)
Class C	(1,389,881)	(748,334)
Net asset value of shares exchanged
Class A	298,130	180,304
Class B	(298,130)	(180,304)

Net increase in net assets from Fund share transactions	$47,076,381	$6,071,473

Net increase (decrease) in net assets	$(642,271)	$16,088,166

Net Assets

At beginning of year	$61,032,816	$44,944,650

At end of year	$60,390,545	$61,032,816

Accumulated undistributed net investment income included in net assets

At end of year	$7,034	$23,324

See notes to financial statements

6

Eaton Vance Special Equities Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2008	2007	2006		2005	2004

Net asset value — Beginning of year	$16.420	$13.440	$11.490		$10.740	$10.360

Income (loss) from operations

Net investment loss(1)	$(0.114)	$(0.126)	$(0.083)		$(0.132)	$(0.136)
Net realized and unrealized gain (loss)	(6.786)	3.106	2.033		0.882	0.516

Total income (loss) from operations	$(6.900)	$2.980	$1.950		$0.750	$0.380

Net asset value — End of year	$9.520	$16.420	$13.440		$11.490	$10.740

Total Return(2)	(42.02)%	22.17%	16.97%		6.96%	3.72%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$52,978	$54,931	$40,700		$38,627	$42,778
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.43%	1.39%	1.42	%(5)	1.76%	1.63	%(5)
Net investment loss	(0.80)%	(0.82)%	(0.66)%		(1.24)%	(1.36)%
Portfolio Turnover of the Portfolio	95%	72%	98%		207%	264%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and 2004, respectively).

See notes to financial statements

7

Eaton Vance Special Equities Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2008	2007	2006		2005	2004

Net asset value — Beginning of year	$16.140	$13.310	$11.460		$10.800	$10.500

Income (loss) from operations

Net investment loss(1)	$(0.224)	$(0.239)	$(0.177)		$(0.212)	$(0.214)
Net realized and unrealized gain (loss)	(6.636)	3.069	2.027		0.872	0.514

Total income (loss) from operations	$(6.860)	$2.830	$1.850		$0.660	$0.300

Net asset value — End of year	$9.280	$16.140	$13.310		$11.460	$10.800

Total Return(2)	(42.50)%	21.26%	16.14%		6.11%	2.86%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,452	$2,362	$2,130		$2,624	$3,436
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.18%	2.14%	2.17	%(5)	2.51%	2.38	%(5)
Net investment loss	(1.59)%	(1.57)%	(1.43)%		(1.99)%	(2.12)%
Portfolio Turnover of the Portfolio	95%	72%	98%		207%	264%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and 2004, respectively).

See notes to financial statements

8

Eaton Vance Special Equities Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2008	2007	2006		2005	2004

Net asset value — Beginning of year	$16.130	$13.310	$11.460		$10.800	$10.500

Income (loss) from operations

Net investment loss(1)	$(0.205)	$(0.238)	$(0.176)		$(0.212)	$(0.214)
Net realized and unrealized gain (loss)	(6.635)	3.058	2.026		0.872	0.514

Total income (loss) from operations	$(6.840)	$2.820	$1.850		$0.660	$0.300

Net asset value — End of year	$9.290	$16.130	$13.310		$11.460	$10.800

Total Return(2)	(42.41)%	21.19%	16.14%		6.10%	2.88%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,961	$3,739	$2,115		$2,191	$2,757
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.18%	2.14%	2.17	%(5)	2.51%	2.38	%(5)
Net investment loss	(1.52)%	(1.56)%	(1.42)%		(1.99)%	(2.12)%
Portfolio Turnover of the Portfolio	95%	72%	98%		207%	264%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and 2004, respectively).

See notes to financial statements

9

Eaton Vance Special Equities Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Special Equities Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $23,058,880 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2010 ($15,356,582) and December 31, 2016 ($7,702,298).

Additionally, at December 31, 2008, the Fund had net capital losses of $13,912,823 attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements

10

Eaton Vance Special Equities Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2008, accumulated net realized loss was increased by $381, accumulated net investment loss was decreased by $611,215 and paid-in capital was decreased by $610,834 due to differences between book and tax accounting, primarily for net operating losses, foreign currency gain (loss) and distributions from real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(36,971,703)
Net unrealized depreciation	$(13,822,632)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM earned $7,024 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $22,186 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $158,966 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2008, the Fund paid or accrued to EVD $15,864 and $40,835 for Class B and Class C shares, respectively, representing 0.75% of the average daily net

11

Eaton Vance Special Equities Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

assets of Class B and Class C shares. At December 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $342,000 and $1,946,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $5,288 and $13,612 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $10,000 and $4,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolio aggregated $78,082,493 and $31,464,586, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	4,482,190	826,527
Redemptions	(2,282,823)	(520,874)
Exchange from Class B shares	21,053	11,939

Net increase	2,220,420	317,592

	Year Ended December 31,
Class B	2008	2007

Sales	87,468	68,519
Redemptions	(55,978)	(70,091)
Exchange to Class A shares	(21,506)	(12,085)

Net increase (decrease)	9,984	(13,657)

	Year Ended December 31,
Class C	2008	2007

Sales	526,493	122,116
Redemptions	(116,469)	(49,257)

Net increase	410,024	72,859

12

Eaton Vance Special Equities Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Special Equities Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Special Equities Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Special Equities Fund as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

13

Special Equities Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.4%
Security	Shares	Value

Aerospace & Defense — 2.1%

Alliant Techsystems, Inc.(1)	15,030	$1,288,973

		$1,288,973

Capital Markets — 3.1%

Affiliated Managers Group, Inc.(1)	17,170	$719,766
Lazard, Ltd., Class A	39,220	1,166,403

		$1,886,169

Chemicals — 3.5%

Calgon Carbon Corp.(1)	35,285	$541,978
Ecolab, Inc.	31,600	1,110,740
Terra Industries, Inc.	29,370	489,598

		$2,142,316

Commercial Banks — 2.6%

Cullen/Frost Bankers, Inc.	24,410	$1,237,099
Glacier Bancorp, Inc.	17,510	333,040

		$1,570,139

Communications Equipment — 2.0%

Harris Corp.	31,340	$1,192,487

		$1,192,487

Computers & Peripherals — 1.8%

Stratasys, Inc.(1)	101,000	$1,085,750

		$1,085,750

Construction & Engineering — 5.3%

Foster Wheeler, Ltd.(1)	44,380	$1,037,604
Granite Construction, Inc.	21,990	966,021
Perini Corp.(1)	51,390	1,201,498

		$3,205,123

Distributors — 1.8%

LKQ Corp.(1)	91,590	$1,067,939

		$1,067,939

Diversified Consumer Services — 1.0%

H&R Block, Inc.	26,580	$603,898

		$603,898

Electrical Equipment — 1.1%

Baldor Electric Co.	38,400	$685,440

		$685,440

Electronic Equipment & Instruments — 3.4%

FLIR Systems, Inc.(1)	36,670	$1,125,036
National Instruments Corp.	39,180	954,425

		$2,079,461

Energy Equipment & Services — 3.1%

CARBO Ceramics, Inc.	23,930	$850,233
NATCO Group, Inc., Class A(1)	35,010	531,452
Willbros Group, Inc.(1)	58,827	498,265

		$1,879,950

Food Products — 1.7%

Ralcorp Holdings, Inc.(1)	17,490	$1,021,416

		$1,021,416

Health Care Equipment & Supplies — 6.7%

Analogic Corp.	24,210	$660,449
IDEXX Laboratories, Inc.(1)	10,540	380,283
ResMed, Inc.(1)	29,740	1,114,655
West Pharmaceutical Services, Inc.	28,010	1,057,938
Wright Medical Group, Inc.(1)	40,586	829,172

		$4,042,497

Health Care Providers & Services — 1.6%

VCA Antech, Inc.(1)	50,410	$1,002,151

		$1,002,151

Hotels, Restaurants & Leisure — 2.1%

Scientific Games Corp., Class A(1)	72,500	$1,271,650

		$1,271,650

Household Products — 2.1%

Church & Dwight Co., Inc.	22,954	$1,288,178

		$1,288,178

See notes to financial statements

14

Special Equities Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Industrial Conglomerates — 1.2%

Textron, Inc.	53,190	$737,745

		$737,745

Insurance — 5.2%

Fidelity National Financial, Inc., Class A	52,560	$932,940
HCC Insurance Holdings, Inc.	28,000	749,000
Markel Corp.(1)	2,810	840,190
W. R. Berkley Corp.	20,450	633,950

		$3,156,080

Internet Software & Services — 2.4%

VeriSign, Inc.(1)	47,880	$913,550
Yahoo!, Inc.(1)	43,540	531,188

		$1,444,738

IT Services — 3.6%

Euronet Worldwide, Inc.(1)	106,990	$1,242,154
SAIC, Inc.(1)	47,940	933,871

		$2,176,025

Life Sciences Tools & Services — 0.8%

Bruker Corp.(1)	121,000	$488,840

		$488,840

Machinery — 3.5%

Astec Industries, Inc.(1)	14,500	$454,285
Bucyrus International, Inc., Class A	33,310	616,901
Manitowoc Co., Inc. (The)	78,030	675,740
Valmont Industries, Inc.	5,980	366,933

		$2,113,859

Metals & Mining — 0.6%

Cliffs Natural Resources, Inc.	13,520	$346,247

		$346,247

Multiline Retail — 3.4%

Big Lots, Inc.(1)	48,510	$702,910
Dollar Tree, Inc.(1)	32,870	1,373,966

		$2,076,876

Multi-Utilities — 0.7%

CMS Energy Corp.	41,130	$415,413

		$415,413

Oil, Gas & Consumable Fuels — 6.6%

Forest Oil Corp.(1)	55,090	$908,434
Goodrich Petroleum Corp.(1)	32,170	963,492
Petrohawk Energy Corp.(1)	64,630	1,010,167
Range Resources Corp.	31,890	1,096,697

		$3,978,790

Personal Products — 2.0%

Chattem, Inc.	16,655	$1,191,332

		$1,191,332

Pharmaceuticals — 4.0%

Perrigo Co.	45,440	$1,468,166
Shire PLC	21,330	955,157

		$2,423,323

Professional Service — 2.8%

FTI Consulting, Inc.(1)	19,560	$873,941
Robert Half International, Inc.	41,250	858,825

		$1,732,766

Road & Rail — 3.5%

Kansas City Southern(1)	43,000	$819,150
Landstar System, Inc.	33,885	1,302,201

		$2,121,351

Semiconductors & Semiconductor Equipment — 4.6%

Analog Devices, Inc.	48,300	$918,666
Atheros Communications, Inc.(1)	50,140	717,503
Varian Semiconductor Equipment Associates, Inc.(1)	29,780	539,614
Verigy, Ltd.(1)	62,120	597,594

		$2,773,377

Software — 3.4%

Sybase, Inc.(1)	41,824	$1,035,980
Synopsys, Inc.(1)	54,480	1,008,970

		$2,044,950

See notes to financial statements

15

Special Equities Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Specialty Retail — 2.2%

Advance Auto Parts, Inc.	39,000	$1,312,350

		$1,312,350

Textiles, Apparel & Luxury Goods — 1.5%

Gildan Activewear, Inc.(1)	77,250	$908,460

		$908,460

Trading Companies & Distributors — 1.4%

GATX Corp.	27,020	$836,809

		$836,809

Total Common Stocks
(identified cost $73,366,654)		$59,592,868

Short-Term Investments — 1.7%
	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.75%(2)	$1,037	$1,037,296

Total Short-Term Investments
(identified cost $1,037,296)		$1,037,296

Total Investments — 100.1%
(identified cost $74,403,950)		$60,630,164

Other Assets, Less Liabilities — (0.1)%		$(40,026)

Net Assets — 100.0%		$60,590,138

Industry classifications included in the Portfolio of Investments are unaudited.

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2008.

See notes to financial statements

16

Special Equities Portfolio as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Unaffiliated investments, at value (identified cost, $73,366,654)	$59,592,868
Affiliated investment, at value (identified cost, $1,037,296)	1,037,296
Dividends receivable	46,700
Interest receivable from affiliated investment	780

Total assets	$60,677,644

Liabilities

Payable to affiliate for investment adviser fee	$29,476
Payable to affiliate for Trustees’ fees	712
Accrued expenses	57,318

Total liabilities	$87,506

Net Assets applicable to investors’ interest in Portfolio	$60,590,138

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$74,363,924
Net unrealized depreciation (computed on the basis of identified cost)	(13,773,786)

Total	$60,590,138

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $738)	$357,975
Interest	8
Interest income allocated from affiliated investment	86,971
Expenses allocated from affiliated investment	(14,918)

Total investment income	$430,036

Expenses

Investment adviser fee	$428,727
Trustees’ fees and expenses	5,066
Custodian fee	63,619
Legal and accounting services	43,741
Miscellaneous	2,725

Total expenses	$543,878

Deduct —
Reduction of custodian fee	$109

Total expense reductions	$109

Net expenses	$543,769

Net investment loss	$(113,733)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(21,672,286)
Foreign currency transactions	1,652

Net realized loss	$(21,670,634)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(25,420,526)

Net change in unrealized appreciation (depreciation)	$(25,420,526)

Net realized and unrealized loss	$(47,091,160)

Net decrease in net assets from operations	$(47,204,893)

See notes to financial statements

17

Special Equities Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment loss	$(113,733)	$(121,413)
Net realized gain (loss) from investment and foreign currency transactions	(21,670,634)	5,838,913
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(25,420,526)	4,663,560

Net increase (decrease) in net assets from operations	$(47,204,893)	$10,381,060

Capital transactions —
Contributions	$78,082,493	$16,024,745
Withdrawals	(31,464,586)	(10,268,085)

Net increase in net assets from capital transactions	$46,617,907	$5,756,660

Net increase (decrease) in net assets	$(586,986)	$16,137,720

Net Assets

At beginning of year	$61,177,124	$45,039,404

At end of year	$60,590,138	$61,177,124

See notes to financial statements

18

Special Equities Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2008	2007	2006		2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.79%	0.79%	0.82	%(2)	0.88%	0.87	%(2)
Net investment loss	(0.16)%	(0.22)%	(0.07)%		(0.36)%	(0.61)%
Portfolio Turnover	95%	72%	98%		207%	264%

Total Return	(41.63)%	22.90%	17.67%		7.91%	4.49%

Net assets, end of year (000’s omitted)	$60,590	$61,177	$45,039		$43,702	$49,079

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and 2004, respectively).

See notes to financial statements

19

Special Equities Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Special Equities Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide growth of capital. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2008, Eaton Vance Special Equities Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement

20

Special Equities Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the year ended December 31, 2008, the Portfolio’s adviser fee totaled $443,157 of which $14,430 was allocated from Cash Management and $428,727 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $113,633,970 and $66,050,422, respectively, for year ended December 31, 2008.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$74,452,802

Gross unrealized appreciation	$3,134,710
Gross unrealized depreciation	(16,957,348)

Net unrealized depreciation	$(13,822,638)

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio

21

Special Equities Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

6   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$59,592,868
Level 2	Other Significant Observable Inputs	1,037,296
Level 3	Significant Unobservable Inputs	—

Total		$60,630,164

The Portfolio held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

22

Special Equities Portfolio as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Special Equities Portfolio:
We have audited the accompanying statement of assets and liabilities of Special Equities Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Special Equities Portfolio as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

23

Eaton Vance Special Equities Fund
Special Equities Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Special Equities Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	4,474,379	29,714
Thomas E. Faust Jr.	4,475,006	29,087
Allen R. Freedman	4,474,189	29,904
William H. Park	4,475,530	28,563
Ronald A. Pearlman	4,472,364	31,729
Helen Frame Peters	4,474,364	29,730
Heidi L. Steiger	4,475,072	29,021
Lynn A. Stout	4,475,882	28,211
Ralph F. Verni	4,472,740	31,354

Each nominee was also elected a Trustee of Special Equities Portfolio.

Special Equities Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

24

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund(“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

25

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008,the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Special Equities Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Special Equities Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

26

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions affected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

27

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Special Equities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios in
	with the	Office and		Fund Complex
Name and	Trust and the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

28

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios in
	with the	Office and		Fund Complex
Name and	Trust and the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director-Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 10/25/46	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Previously, Senior Managing Director and Small-and Mid-Cap Core Portfolio Manager with ForstmanLeff Associates (2004-2006). Previously, Executive Vice President and Portfolio Manager with Schrader Investment Management North America, Inc. (1994-2004). Officer of 3 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

29

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and the	Length of	Principal Occupation(s)
Date of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Special Equities Portfolio
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Special Equities Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Special Equities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122

172-2/09	SESRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2008

EATON VANCE DIVIDEND BUILDER FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122,or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Dividend Builder Fund as of December 31, 2008

M A N A G E M E N T’ S D I S C U S S I O N O F F U N D P E R F O R M A N C E

Judith A. Saryan, CFA Co-Portfolio Manager Charles B. Gaffney Co-Portfolio Manager	Economic and Market Conditions

•  Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July 2008, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter of 2008 as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.

•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history.[1] By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	For the year ended December 31, 2008, the Fund[2] underperformed the Russell 1000 Value Index, the S&P 500 Index and the Lipper Large-Cap Core Funds Classification.[1]

•	The Fund underperformed the Russell 1000 Value Index (the “Index”) primarily due to its holdings in the utilities, energy and health care sectors. In utilities, Fund selections underperformed those in the Index, primarily in the electric utilities and multi- utilities industries. In the energy sector, oil and gas stocks lagged, while pharmaceuticals selections detracted from performance in the health care sector.[1]

•	In contrast, positive contributions to the Fund’s relative returns were driven by both sector allocation and stock selection. For example, although the financials sector was sharply down during the period, the Fund’s significant underweight to this sector was helpful. In addition, Fund selections in the insurance and mortgage finance industries were negative but outperformed similar holdings in the Index.[1] Among industrials stocks, aerospace and defense holdings outperformed, while hotels, restaurants & leisure and media holdings outperformed within the consumer discretionary sector.
Eaton Vance Dividend Builder Fund
Total Return Performance 12/31/07 – 12/31/08

Fund - Class A3	-37.56%
Fund - Class B3	-38.03
Fund - Class C3	-38.03
Fund - Class I3	-37.40
Russell 1000 Value Index[1]	-36.85
S&P 500 Index[1]	-36.99
S&P 500 Utilities Index[1]	-28.98
Lipper Large-Cap Core Funds Average[1]	-37.23
See page 3 for more performance information.

[1]
It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]
The Fund currently invests in a separate registered investment company, Dividend Builder Portfolio, with the same investment objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]
These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance Dividend Builder Fund as of December 31, 2008

M A N A G E M E N T’ S D I S C U S S I O N O F F U N D P E R F O R M A N C E

•	Despite the turmoil that pervaded global capital markets in 2008, management remains committed to a strategy of investing in companies that it believes may produce attractive levels of dividend income and are reasonably priced in relation to their fundamental value. Management believes that continuing to focus on a research-driven investment process and risk management, as well as maintaining a commitment to a long-term investment perspective, will continue to serve our shareholders well over the long term.
Portfolio Composition

Top Ten Holdings2

By net assets

McDonald’s Corp.	3.0%
Exxon Mobil Corp.	2.6
Wal-Mart Stores, Inc.	2.6
Occidental Petroleum Corp.	2.5
Kroger Co. (The)	2.4
Nestle SA	2.3
Fresenius Medical Care AG & Co. KGaA	2.3
Koninklijke (Royal) KPN NV	2.3
Chubb Corp.	2.3
GDF Suez ADR	2.3

[2]	Top Ten Holdings represented 24.6% of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.

Lipper Quintile Rankings1

By total return as of 12/31/08
EATON VANCE DIVIDEND BUILDER FUND CLASS A
LIPPER LARGE-CAP CORE FUNDS CLASSIFICATION

Period	Quintile	Ranking

l Year	3rd	484 of 851 funds

3 Years	1st	3 of 720 funds

5 Years	1st	1 of 606 funds

10 Years	1st	1 of 344 funds

[1]
Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

Sector Weightings3

By net assets

[3]	As a percentage of the Portfolio’s net assets as of 12/31/08. Excludes cash equivalents.

2

Eaton Vance Dividend Builder Fund as of December 31, 2008

F U N D P E R F O R M A N C E
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of 1000 U.S. value stocks, the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance, and the S&P Utilities Index, an unmanaged market index of certain utilities stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 1000 Value Index, the S&P 500 Index and the S&P Utilities Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EVTMX	EMTMX	ECTMX	EIUTX

Average Annual Total Returns (at net asset value)

One Year	-37.56%	-38.03%	-38.03%	-37.40%
Five Years	8.19	7.40	7.39	N.A.
Ten Years	7.09	6.29	6.28	N.A.
Life of Fund†	11.53	7.62	7.47	2.64

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	-41.14%	-41.03%	-38.63%	-37.40%
Five Years	6.92	7.09	7.39	N.A.
Ten Years	6.46	6.29	6.28	N.A.
Life of Fund†	11.29	7.62	7.47	2.64

†	Inception Dates – Class A: 12/18/81; Class B and Class C: 11/1/93; Class I: 6/20/05

[1]
Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.04%	1.79%	1.79%	0.79%

[2]	Source: Prospectus dated 5/1/08.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[3]	Source: Thomson Financial. Class A of the Fund commenced investment operations on 12/18/81.
A $10,000 hypothetical investment at net asset value in Class B and Class C shares on 12/31/98, and Class I shares on 6/20/05 would have been valued at $18,411, $18,392, and $10,964, respectively, on 12/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

3

Eaton Vance Dividend Builder Fund as of December 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 – December 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Dividend Builder Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/08)	(12/31/08)	(7/1/08 – 12/31/08)

Actual
Class A	$1,000.00	$660.70	$4.55
Class B	$1,000.00	$658.30	$7.67
Class C	$1,000.00	$658.30	$7.67
Class I	$1,000.00	$661.80	$3.51

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.53
Class B	$1,000.00	$1,015.90	$9.32
Class C	$1,000.00	$1,015.90	$9.32
Class I	$1,000.00	$1,020.90	$4.27

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares and 0.84% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Dividend Builder Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investment in Dividend Builder Portfolio, at value (identified cost, $1,481,153,072)	$1,457,068,109
Receivable for Fund shares sold	6,053,556

Total assets	$1,463,121,665

Liabilities

Payable for Fund shares redeemed	$7,780,801
Payable to affiliate for distribution and service fees	478,288
Payable to affiliate for Trustees’ fees	125
Accrued expenses	441,217

Total liabilities	$8,700,431

Net Assets	$1,454,421,234

Sources of Net Assets

Paid-in capital	$1,821,162,987
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(345,519,425)
Accumulated undistributed net investment income	2,862,635
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(24,084,963)

Total	$1,454,421,234

Class A Shares

Net Assets	$1,130,035,788
Shares Outstanding	127,530,054
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.86
Maximum Offering Price Per Share
(100 ÷ 94.25 of $8.86)	$9.40

Class B Shares

Net Assets	$99,684,475
Shares Outstanding	11,213,480
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.89

Class C Shares

Net Assets	$210,536,937
Shares Outstanding	23,678,589
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.89

Class I Shares

Net Assets	$14,164,034
Shares Outstanding	1,598,990
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.86

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $5,042,840)	$70,082,964
Interest allocated from Portfolio	1,248,933
Securities lending income allocated from Portfolio, net	2,937,875
Expenses allocated from Portfolio	(12,165,259)

Net investment income from Portfolio	$62,104,513

Expenses

Trustees’ fees and expenses	$1,148
Distribution and service fees
Class A	3,562,748
Class B	1,423,773
Class C	2,631,089
Transfer and dividend disbursing agent fees	2,065,763
Printing and postage	301,260
Registration fees	137,373
Custodian fee	37,683
Legal and accounting services	35,992
Miscellaneous	22,202

Total expenses	$10,219,031

Net investment income	$51,885,482

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(345,250,772)
Foreign currency transactions	(521,990)

Net realized loss	$(345,772,762)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(568,672,801)
Foreign currency	(15,090)

Net change in unrealized appreciation (depreciation)	$(568,687,891)

Net realized and unrealized loss	$(914,460,653)

Net decrease in net assets from operations	$(862,575,171)

See notes to financial statements

Eaton Vance Dividend Builder Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$51,885,482	$33,097,956
Net realized gain (loss) from investment and foreign currency transactions	(345,772,762)	127,774,198
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(568,687,891)	160,199,130

Net increase (decrease) in net assets from operations	$(862,575,171)	$321,071,284

Distributions to shareholders —
From net investment income
Class A	$(42,410,388)	$(26,887,420)
Class B	(2,891,183)	(2,155,275)
Class C	(5,383,959)	(3,128,341)
Class I	(468,418)	(200,219)
From net realized gain
Class A	(14,501,465)	(99,688,274)
Class B	(1,551,467)	(11,691,321)
Class C	(2,652,388)	(17,952,616)
Class I	(114,988)	(710,607)

Total distributions to shareholders	$(69,974,256)	$(162,414,073)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$830,338,436	$444,731,094
Class B	44,331,213	39,568,742
Class C	152,470,381	101,045,970
Class I	16,506,967	5,069,319
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	45,626,932	99,903,305
Class B	3,018,078	9,514,859
Class C	5,460,340	14,023,942
Class I	514,732	822,236
Cost of shares redeemed
Class A	(451,450,868)	(312,839,952)
Class B	(33,114,480)	(28,369,584)
Class C	(76,813,939)	(49,584,842)
Class I	(5,763,979)	(3,491,707)
Net asset value of shares exchanged
Class A	8,636,720	7,477,045
Class B	(8,636,720)	(7,477,045)

Net increase in net assets from Fund share transactions	$531,123,813	$320,393,382

Net increase (decrease) in net assets	$(401,425,614)	$479,050,593

	Year Ended	Year Ended
Net Assets	December 31, 2008	December 31, 2007

At beginning of year	$1,855,846,848	$1,376,796,255

At end of year	$1,454,421,234	$1,855,846,848

Accumulated undistributed net investment income included in net assets

At end of year	$2,862,635	$903,659

See notes to financial statements

Eaton Vance Dividend Builder Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$14.780	$13.250	$11.480	$9.790	$8.040

Income (loss) from operations

Net investment income(1)	$0.359	$0.324	$0.312	$0.252	$0.238
Net realized and unrealized gain (loss)	(5.784)	2.643	2.863	1.708	1.743

Total income (loss) from operations	$(5.425)	$2.967	$3.175	$1.960	$1.981

Less distributions

From net investment income	$(0.360)	$(0.317)	$(0.357)	$(0.270)	$(0.231)
From net realized gain	(0.135)	(1.120)	(1.048)	—	—

Total distributions	$(0.495)	$(1.437)	$(1.405)	$(0.270)	$(0.231)

Net asset value — End of year	$8.860	$14.780	$13.250	$11.480	$9.790

Total Return(2)	(37.56)%	22.87%	28.51%	20.24%	25.11%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,130,036	$1,417,844	$1,056,803	$664,966	$488,659
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.05%	1.04%	1.06%†	1.08%†	1.10%†
Net investment income	2.98%	2.23%	2.50%†	2.35%†	2.79%†
Portfolio Turnover of the Portfolio	148%	60%	76%	54%	59%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Dividend Builder Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$14.800	$13.260	$11.490	$9.750	$8.010

Income (loss) from operations

Net investment income(1)	$0.273	$0.214	$0.218	$0.171	$0.166
Net realized and unrealized gain (loss)	(5.800)	2.654	2.864	1.711	1.736

Total income (loss) from operations	$(5.527)	$2.868	$3.082	$1.882	$1.902

Less distributions

From net investment income	$(0.248)	$(0.208)	$(0.264)	$(0.142)	$(0.162)
From net realized gain	(0.135)	(1.120)	(1.048)	—	—

Total distributions	$(0.383)	$(1.328)	$(1.312)	$(0.142)	$(0.162)

Net asset value — End of year	$8.890	$14.800	$13.260	$11.490	$9.750

Total Return(2)	(38.03)%	22.01%	27.52%	19.40%	24.15%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$99,684	$164,233	$135,228	$102,515	$72,435
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.80%	1.79%	1.81%†	1.83%†	1.85%†
Net investment income	2.24%	1.47%	1.74%†	1.59%†	1.96%†
Portfolio Turnover of the Portfolio	148%	60%	76%	54%	59%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Dividend Builder Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year	$14.800	$13.260	$11.500	$9.740	$7.990

Income (loss) from operations

Net investment income(1)	$0.267	$0.215	$0.215	$0.165	$0.170
Net realized and unrealized gain (loss)	(5.794)	2.654	2.857	1.720	1.741

Total income (loss) from operations	$(5.527)	$2.869	$3.072	$1.885	$1.911

Less distributions

From net investment income	$(0.248)	$(0.209)	$(0.264)	$(0.125)	$(0.161)
From net realized gain	(0.135)	(1.120)	(1.048)	—	—

Total distributions	$(0.383)	$(1.329)	$(1.312)	$(0.125)	$(0.161)

Net asset value — End of year	$8.890	$14.800	$13.260	$11.500	$9.740

Total Return(2)	(38.03)%	22.01%	27.41%	19.48%	24.13%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$210,537	$263,148	$177,314	$122,099	$64,898
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	1.80%	1.79%	1.81%†	1.83%†	1.85%†
Net investment income	2.22%	1.47%	1.72%†	1.54%†	2.00%†
Portfolio Turnover of the Portfolio	148%	60%	76%	54%	59%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Dividend Builder Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,
				Period Ended
	2008	2007	2006	December 31, 2005(2)

Net asset value — Beginning of period	$14.790	$13.250	$11.480	$10.570

Income (loss) from operations

Net investment income(1)	$0.366	$0.351	$0.341	$0.106
Net realized and unrealized gain (loss)	(5.764)	2.662	2.865	0.980

Total income (loss) from operations	$(5.398)	$3.013	$3.206	$1.086

Less distributions

From net investment income	$(0.397)	$(0.353)	$(0.388)	$(0.176)
From net realized gain	(0.135)	(1.120)	(1.048)	—

Total distributions	$(0.532)	$(1.473)	$(1.436)	$(0.176)

Net asset value — End of period	$8.860	$14.790	$13.250	$11.480

Total Return(3)	(37.40)%	23.25%	28.83%	10.31	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,164	$10,622	$7,452	$4,793
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	0.80%	0.79%	0.81%†	0.83	%(6)†
Net investment income	3.13%	2.42%	2.73%†	1.76	%(6)†
Portfolio Turnover of the Portfolio	148%	60%	76%	54	%(7)

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	For the period from the start of business on June 20, 2005, to December 31, 2005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	For the Portfolio’s fiscal year ended December 31, 2005.

(8)	Not annualized.

See notes to financial statements

Eaton Vance Dividend Builder Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Dividend Builder Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Dividend Builder Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.7% at December 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $224,317,802 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net capital loss of $121,006,870 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for

Eaton Vance Dividend Builder Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$51,157,176	$44,661,177
Long-term capital gains	$18,817,080	$117,752,896

During the year ended December 31, 2008, accumulated net realized loss was increased by $1,227,442 and accumulated undistributed net investment income was increased by $1,227,442 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and short-term gains distributions. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,812,623
Capital loss carryforward and post October losses	$(345,324,672)
Net unrealized depreciation	$(24,229,704)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships and partnership allocations.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2008, EVM received $101,739 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $711,753 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2008 amounted to $3,562,748 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C

Eaton Vance Dividend Builder Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2008, the Fund paid or accrued to EVD $1,067,830 and $1,973,317 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,532,000 and $23,181,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2008 amounted to $355,943 and $657,772 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2008, the Fund was informed that EVD received approximately $75,000, $403,000 and $143,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2008, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,052,086,647 and $588,699,311, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2008	2007

Sales	67,291,713	30,360,518
Issued to shareholders electing to receive payments of distributions in Fund shares	3,808,393	6,860,949
Redemptions	(40,207,231)	(21,592,841)
Exchange from Class B shares	726,595	511,319

Net increase	31,619,470	16,139,945

	Year Ended December 31,
Class B	2008	2007

Sales	3,541,394	2,714,129
Issued to shareholders electing to receive payments of distributions in Fund shares	246,937	652,966
Redemptions	(2,946,322)	(1,956,457)
Exchange to Class A shares	(725,226)	(510,617)

Net increase	116,783	900,021

Eaton Vance Dividend Builder Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class C	2008	2007

Sales	12,355,623	6,874,379
Issued to shareholders electing to receive payments of distributions in Fund shares	452,009	959,614
Redemptions	(6,906,098)	(3,424,347)

Net increase	5,901,534	4,409,646

	Year Ended December 31,
Class I	2008	2007

Sales	1,363,014	343,375
Issued to shareholders electing to receive payments of distributions in Fund shares	44,317	56,528
Redemptions	(526,722)	(243,938)

Net increase	880,609	155,965

Eaton Vance Dividend Builder Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment
Trust and Shareholders of Eaton Vance Dividend
Builder Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Builder Fund (the “Fund”) (one of the series constituting the Eaton Vance Special Investment Trust), as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Dividend Builder Fund as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

Eaton Vance Dividend Builder Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gain dividends.

Qualified Dividend Income. The Fund designates $46,382,400, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2008 ordinary income dividends, 43.3% qualifies for the corporate dividends received deduction.

Capital Gain Dividends. The Fund designates $18,820,308 as a capital gain dividend.

Dividend Builder Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.1%
Security	Shares	Value

Aerospace & Defense — 2.9%

Lockheed Martin Corp.	300,000	$25,224,000
Raytheon Co.	325,000	16,588,000

		$41,812,000

Auto Components — 1.3%

Johnson Controls, Inc.	1,025,000	$18,614,000

		$18,614,000

Beverages — 0.4%

PepsiCo, Inc.	100,000	$5,477,000

		$5,477,000

Chemicals — 1.2%

Monsanto Co.	155,000	$10,904,250
Potash Corp. of Saskatchewan, Inc.	100,000	7,322,000

		$18,226,250

Commercial Banks — 1.9%

Wells Fargo & Co.	950,000	$28,006,000

		$28,006,000

Commercial Services & Supplies — 1.8%

Waste Management, Inc.	800,000	$26,512,000

		$26,512,000

Computers & Peripherals — 2.3%

Hewlett-Packard Co.	425,000	$15,423,250
International Business Machines Corp.	210,000	17,673,600

		$33,096,850

Construction & Engineering — 1.2%

Fluor Corp.	400,000	$17,948,000

		$17,948,000

Diversified Financial Services — 1.4%

JPMorgan Chase & Co.	675,000	$21,282,750

		$21,282,750

Diversified Telecommunication Services — 11.3%

AT&T, Inc.	1,041,750	$29,689,875
Deutsche Telekom AG	1,500,000	22,678,981
Koninklijke (Royal) KPN NV	2,300,000	33,438,456
Telefonica O2 Czech Republic AS	750,000	17,257,523
Telefonica SA	650,000	14,671,610
Telefonos de Mexico SA de CV (Telmex) ADR(1)	775,000	16,228,500
Verizon Communications, Inc.	917,000	31,086,300

		$165,051,245

Electric Utilities — 12.4%

CEZ AS	450,000	$19,143,992
E.ON AG	225,000	8,835,129
E.ON AG ADR	260,000	10,595,000
Edison International	250,000	8,030,000
Entergy Corp.	200,000	16,626,000
Exelon Corp.	200,000	11,122,000
FirstEnergy Corp.	525,000	25,504,500
Fortum Oyj	350,000	7,607,372
FPL Group, Inc.	381,860	19,219,014
Iberdrola SA	1,400,000	12,727,298
ITC Holdings Corp.	410,784	17,943,045
Scottish and Southern Energy PLC	500,000	8,815,659
Southern Co. (The)	400,000	14,800,000

		$180,969,009

Electrical Equipment — 2.0%

First Solar, Inc.(1)(2)	30,000	$4,138,800
Schneider Electric SA	150,000	11,168,082
Vestas Wind Systems A/S(2)	250,000	14,711,697

		$30,018,579

Food & Staples Retailing — 5.0%

Kroger Co. (The)	1,350,000	$35,653,500
Wal-Mart Stores, Inc.	675,000	37,840,500

		$73,494,000

Food Products — 2.3%

Nestle SA	850,000	$33,658,421

		$33,658,421

Health Care Equipment & Supplies — 4.9%

Baxter International, Inc.	200,000	$10,718,000
Becton, Dickinson & Co.	360,000	24,620,400
Boston Scientific Corp.(2)	1,350,000	10,449,000

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Equipment & Supplies (continued)

Covidien, Ltd.	525,000	19,026,000
Medtronic, Inc.	200,000	6,284,000

		$71,097,400

Health Care Providers & Services — 2.3%

Fresenius Medical Care AG & Co. KGaA	730,000	$33,559,413

		$33,559,413

Hotels, Restaurants & Leisure — 3.0%

McDonald’s Corp.	700,000	$43,533,000

		$43,533,000

Household Products — 0.4%

Clorox Co. (The)	110,000	$6,111,600

		$6,111,600

Independent Power Producers & Energy Traders — 0.3%

NRG Energy, Inc.(1)(2)	190,000	$4,432,700

		$4,432,700

Insurance — 7.7%

ACE, Ltd.	385,571	$20,404,417
Aflac, Inc.	600,000	27,504,000
Chubb Corp.	650,000	33,150,000
MetLife, Inc.	405,833	14,147,338
Zurich Financial Services AG	80,000	17,478,478

		$112,684,233

IT Services — 1.0%

Visa, Inc., Class A	267,891	$14,050,883

		$14,050,883

Machinery — 0.8%

Deere & Co.	300,000	$11,496,000

		$11,496,000

Media — 2.9%

Comcast Corp., Class A	1,511,000	$25,505,680
Vivendi SA	540,000	17,600,797

		$43,106,477

Metals & Mining — 0.4%

Goldcorp, Inc.	200,000	$6,306,000

		$6,306,000

Multi-Utilities — 5.2%

GDF Suez ADR	668,179	$33,041,452
National Grid PLC	1,000,000	9,881,440
PG&E Corp.	300,000	11,613,000
RWE AG	160,000	14,210,736
United Utilities Group PLC	811,364	7,367,194

		$76,113,822

Oil, Gas & Consumable Fuels — 12.2%

Apache Corp.	430,000	$32,047,900
Chevron Corp.	415,000	30,697,550
Exxon Mobil Corp.	485,000	38,717,550
Occidental Petroleum Corp.	620,000	37,193,800
Range Resources Corp.	175,200	6,025,128
Southwestern Energy Co.(2)	290,000	8,401,300
Total SA ADR	200,000	11,060,000
XTO Energy, Inc.	400,000	14,108,000

		$178,251,228

Pharmaceuticals — 4.3%

Johnson & Johnson	300,000	$17,949,000
Novartis AG ADR	250,000	12,440,000
Pfizer, Inc.	600,000	10,626,000
Teva Pharmaceutical Industries, Ltd. ADR	500,000	21,285,000

		$62,300,000

Software — 0.4%

Microsoft Corp.	325,000	$6,318,000

		$6,318,000

Specialty Retail — 0.9%

Home Depot, Inc.	550,000	$12,661,000

		$12,661,000

Tobacco — 1.2%

Philip Morris International, Inc.	400,000	$17,404,000

		$17,404,000

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Wireless Telecommunication Services — 2.8%

Rogers Communications, Inc., Class B	500,000	$15,040,000
Vodafone Group PLC ADR	1,250,000	25,550,000

		$40,590,000

Total Common Stocks
(identified cost $1,458,816,640)		$1,434,181,860

Short-Term Investments — 3.5%
	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.75%(3)	$25,817	$25,816,789
Eaton Vance Cash Collateral Fund, LLC, 2.22%(3)(4)	25,035	25,035,357

Total Short-Term Investments
(identified cost $50,884,585)		$50,852,146

Total Investments — 101.6%
(identified cost $1,509,701,225)		$1,485,034,006

Other Assets, Less Liabilities — (1.6)%		$(23,034,495)

Net Assets — 100.0%		$1,461,999,511

Industry classifications included in the Portfolio of Investments are unaudited.

ADR - American Depository Receipt

(1)	All or a portion of this security was on loan at December 31, 2008.

(2)	Non-income producing security.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2008.

(4)	The investment in Cash Collateral Fund, LLC includes the value of invested cash collateral received for securities on loan at December 31, 2008. The related cost of the invested cash collateral, which represents the liability of the Portfolio to repay collateral amounts upon the return of loaned securities, is included in Other Assets, Less Liabilities. At December 31, 2008, the investment in Cash Collateral Fund, LLC also includes an allocation of the change in unrealized depreciation from security loans that were terminated with the counterparty, for which the repayment obligations were settled by the Portfolio using other available cash.

Country Concentration of Portfolio (Unaudited)
	Percentage
Country	of Net Assets	Value

United States	73.9%	$1,080,297,165

Germany	5.4	79,284,259

Switzerland	4.9	71,541,317

Czech Republic	2.5	36,401,515

Netherlands	2.3	33,438,457

France	2.0	28,768,878

Canada	1.9	28,668,000

Spain	1.9	27,398,907

United Kingdom	1.8	26,064,293

Denmark	1.0	14,711,697

Finland	0.5	7,607,372

Long-Term Investments	98.1%	$1,434,181,860

Short-Term Investments		50,852,146

Total Investments		$1,485,034,006

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Unaffiliated investments, at value including $23,956,473 of securities on loan (identified cost, $1,458,816,640)	$1,434,181,860
Affiliated investments, at value (identified cost, $50,884,585)	50,852,146
Cash	5,564
Dividends and interest receivable	2,453,621
Interest receivable from affiliated investment	13,998
Securities lending income receivable	148,190
Tax reclaims receivable	342,948

Total assets	$1,487,998,327

Liabilities

Collateral for securities loaned	$25,079,962
Payable to affiliate for investment adviser fee	716,827
Payable to affiliate for Trustees’ fees	15,413
Accrued expenses	186,614

Total liabilities	$25,998,816

Net Assets applicable to investors’ interest in Portfolio	$1,461,999,511

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,486,693,396
Net unrealized depreciation (computed on the basis of identified cost)	(24,693,885)

Total	$1,461,999,511

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $5,054,284)	$70,251,664
Interest	278
Securities lending income, net	2,944,732
Interest income allocated from affiliated investments	1,251,512
Expenses allocated from affiliated investment	(192,212)

Total investment income	$74,255,974

Expenses

Investment adviser fee	$11,060,064
Trustees’ fees and expenses	52,580
Custodian fee	726,739
Legal and accounting services	81,946
Miscellaneous	81,590

Total expenses	$12,002,919

Net investment income	$62,253,055

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(346,432,058)
Investment transactions allocated from affiliated investment	(361,525)
Foreign currency transactions	(523,314)

Net realized loss	$(347,316,897)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(569,473,892)
Foreign currency	(15,143)

Net change in unrealized appreciation (depreciation)	$(569,489,035)

Net realized and unrealized loss	$(916,805,932)

Net decrease in net assets from operations	$(854,552,877)

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$62,253,055	$41,727,216
Net realized gain (loss) from investment and foreign currency transactions	(347,316,897)	127,747,454
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(569,489,035)	160,405,568

Net increase (decrease) in net assets from operations	$(854,552,877)	$329,880,238

Capital transactions —
Contributions	$1,056,925,762	$584,275,771
Withdrawals	(589,680,506)	(441,987,903)

Net increase in net assets from capital transactions	$467,245,256	$142,287,868

Net increase (decrease) in net assets	$(387,307,621)	$472,168,106

Net Assets

At beginning of year	$1,849,307,132	$1,377,139,026

At end of year	$1,461,999,511	$1,849,307,132

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2008	2007	2006	2005	2004

Ratios/Supplemental Data

Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.66%	0.67%	0.68%†	0.70%†	0.72%†
Net investment income	3.37%	2.59%	2.87%	2.72%	3.16%
Portfolio Turnover	148%	60%	76%	54%	59%

Total Return	(37.31)%	23.32%	28.97%	20.68%	25.57%

Net assets, end of year (000’s omitted)	$1,462,000	$1,849,307	$1,377,139	$894,613	$625,639

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Has such actions not been taken, the ratios would have been the same.

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Dividend Builder Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Dividend Builder Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2008, the Eaton Vance Dividend Builder Fund (the Fund) held a 99.7% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a pricing service. At December 31, 2008, Cash Collateral Fund valued its investments based on available market quotations.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income,

Dividend Builder Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.550% from $1.5 billion up to $2 billion, 0.500% from $2 billion up to $3 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the year ended December 31, 2008, the Portfolio’s adviser fee totaled $11,250,171 of which $190,107 was allocated from Cash Management and $11,060,064 was paid or accrued directly by the Portfolio. For the year ended December 31, 2008, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.61% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $3,242,765,381 and $2,694,657,073, respectively, for the year ended December 31, 2008.

Dividend Builder Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,510,051,916

Gross unrealized appreciation	$106,719,142
Gross unrealized depreciation	(131,737,052)

Net unrealized depreciation	$(25,017,910)

The net unrealized depreciation on foreign currency transactions at December 31, 2008 on a federal income tax basis was $26,666.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2008.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $2,341,411 for the year ended December 31, 2008. At December 31, 2008, the value of the securities loaned and the value of the collateral received amounted to $23,956,473 and $25,079,962, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

8   Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Dividend Builder Portfolio as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

At December 31, 2008, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

		Investments in
	Valuation Inputs	Securities

Level 1	Quoted Prices	$1,142,096,880
Level 2	Other Significant Observable Inputs	342,937,126
Level 3	Significant Unobservable Inputs	—

Total		$1,485,034,006

The Portfolio held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

Dividend Builder Portfolio as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Dividend Builder Portfolio:
We have audited the accompanying statement of assets and liabilities of Dividend Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Dividend Builder Portfolio as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

Eaton Vance Dividend Builder Fund
Dividend Builder Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Dividend Builder Fund

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld

Benjamin C. Esty	129,746,425	1,681,077
Thomas E. Faust Jr.	129,699,533	1,727,969
Allen R. Freedman	129,714,457	1,713,045
William H. Park	129,720,999	1,706,504
Ronald A. Pearlman	129,703,067	1,724,435
Helen Frame Peters	129,690,972	1,736,530
Heidi L. Steiger	129,700,464	1,727,038
Lynn A. Stout	129,721,060	1,706,442
Ralph F. Verni	129,677,277	1,750,225

Each nominee was also elected a Trustee of Dividend Builder Portfolio.

Dividend Builder Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld

Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed,and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds(including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Dividend Builder Portfolio (the “Portfolio”), the portfolio in which the Eaton Vance Dividend Builder Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Dividend Builder Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Dividend Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee (1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance Dividend Builder Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee (1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael A. Allison 10/26/64	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

J. Scott Craig 3/15/63	Vice President of the Trust	Since 2006	Vice President of EVM and BMR since January 2005. Previously, Director - Real Estate Equities and REIT Portfolio Manager at The Northwestern Mutual Life Insurance Company (1992-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Portfolio	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 17 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of the Trust	Since 2001	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 17 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 17 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2006 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Vice President of the Trust since 2006 and of the Portfolio since 1999	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Eaton Vance Dividend Builder Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	Prior to 2008, Ms. Campbell was Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Dividend Builder Portfolio
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Dividend Builder Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Dividend Builder Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109
This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

159-2/09	UTSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial

Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Balanced Fund, Eaton Vance Capital & Income Strategies Fund, Eaton Vance Dividend Builder Fund, Eaton Vance Emerging Markets Fund, Eaton Vance Equity Asset Allocation Fund, Eaton Vance Greater India Fund, Eaton Vance Institutional Short Term Income Fund, Eaton Vance Investment Grade Income Fund, Eaton Vance Large-Cap Growth Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Real Estate Fund, Eaton Vance Small-Cap Fund, Eaton Vance Small-Cap Value Fund and Eaton Vance Special Equities Fund (the “Fund(s)”) are the series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 16 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables represent the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended December 31, 2007 and December 31, 2008 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.
Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$22,500	$25,875
Audit-Related Fees(1)	0	0
Tax Fees(2)	$15,000	$15,530
All Other Fees(3)	0	0

Total	$37,500	$41,405

Eaton Vance Dividend Builder Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$22,500	$25,875
Audit-Related Fees(1)	0	0
Tax Fees(2)	$8,500	$8,800
All Other Fees(3)	0	0

Total	$31,000	$34,675

Eaton Vance Capital & Income Strategies Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$18,500	$21,735
Audit-Related Fees(1)	0	0
Tax Fees(2)	$12,000	$12,400
All Other Fees(3)	0	0

Total	$30,500	$34,135

Eaton Vance Emerging Markets Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$11,820	$12,720
Audit-Related Fees(1)	0	0
Tax Fees(2)	$5,977	$6,190
All Other Fees(3)	0	0

Total	$17,797	$18,910

Eaton Vance Equity Asset Allocation Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$30,100	$28,335
Audit-Related Fees(1)	0	0
Tax Fees(2)	$18,000	$18,630
All Other Fees(3)	0	0

Total	$48,100	$46,965

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$13,670	$14,640
Audit-Related Fees(1)	0	0
Tax Fees(2)	$5,977	$6,190
All Other Fees(3)	0	0

Total	$19,647	$20,830

Eaton Vance Institutional Short Term Income Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$33,570	$33,135
Audit-Related Fees(1)	0	0
Tax Fees(2)	$6,091	$6,310
All Other Fees(3)	0	$361

Total	$39,661	$39,806

Eaton Vance Investment Grade Income Fund

Fiscal Years Ended	*12/31/07	12/31/08

Audit Fees	$9,500	$10,865
Audit-Related Fees(1)	0	0
Tax Fees(2)	$10,000	$10,350
All Other Fees(3)	0	0

Total	$19,500	$21,215

*	For the period from commencement of operations on March 21, 2007 to December 31, 2007
Eaton Vance Large-Cap Growth Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$10,410	$11,260
Audit-Related Fees(1)	0	0
Tax Fees(2)	$6,541	$6,770
All Other Fees(3)	0	0

Total	$16,951	$18,030

Eaton Vance Large Cap Value Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$13,500	$16,555
Audit-Related Fees(1)	0	0
Tax Fees(2)	$8,500	$8,800
All Other Fees(3)	0	0

Total	$22,000	$25,355

Eaton Vance Real Estate Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$15,200	$14,485
Audit-Related Fees(1)	0	0
Tax Fees(2)	$4,658	$5,930
All Other Fees(3)	0	0

Total	$19,858	$20,415

Eaton Vance Small-Cap Growth Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$16,500	$19,665
Audit-Related Fees(1)	0	0
Tax Fees(2)	$8,500	$8,800
All Other Fees(3)	0	0

Total	$26,500	$28,465

Eaton Vance Small-Cap Value Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$22,720	$21,545
Audit-Related Fees(1)	0	0
Tax Fees(2)	$6,541	$6,770
All Other Fees(3)	0	0

Total	$29,261	$28,315

Eaton Vance Special Equities Fund

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$22,500	$25,875
Audit-Related Fees(1)	0	0
Tax Fees(2)	$8,500	$8,800
All Other Fees(3)	0	0

Total	$31,000	$34,675

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/07*	12/31/07	11/30/08	12/31/08

Audit Fees	$0	$262,990	$32,070	$282,565
Audit-Related Fees(1)	$0	$0	$0	$0
Tax Fees(2)	$0	$124,785	$9,600	$130,270
All Other Fees	$0	$0	$0	$0
Total	$0	$387,775	$41,670	$412,835

*Series with fiscal years ended 11/30/07 had not yet commenced operations.
1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During the Funds’ fiscal years ended December 31, 2007 and December 31, 2008, the Fund was billed $35,000 and $40,000 by Deloitte & Touche LLP (“D&T”), respectively, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X. .
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/07*	12/31/07	11/30/08	12/31/08

Registrant(1)	$0	$121,090	$9,600	$130,270
Eaton Vance(2)	$0	$281,446	$345,473	$345,473

*	Series with fiscal years ended 11/30/07 had not yet commenced operations.
(1)	Includes all of the Series in the Trust.

(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.

Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1) Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i) Treasurer’s Section 302 certification.
(a)(2)(ii) President’s Section 302 certification.
(b) Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr. President

Date:	February 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell

Barbara E. Campbell Treasurer

Date:	February 16, 2009

By:	/s/ Thomas E. Faust Jr.

Thomas E. Faust Jr. President

Date:	February 16, 2009